BOND FUNDS ANNUAL REPORT

                            YEAR ENDED MARCH 31, 2000





                         A FAMILY OF 100% NO-LOAD FUNDS
                         ------------------------------

                                MONEY MARKET FUND

                         U.S. GOVERNMENT SECURITIES FUND

                              TAX-FREE INCOME FUND

                         MINNESOTA TAX-FREE INCOME FUND

                                    BOND FUND



                                     [LOGO]
                            SIT INVESTMENT ASSOCIATES
                            -------------------------

                                SIT MUTUAL FUNDS
                                ----------------

                                SIT MUTUAL FUNDS
                            BOND FUNDS ANNUAL REPORT
                                TABLE OF CONTENTS


                                                                       PAGE
                                                                       ----

Chairman's Letter                                                       2

Performance Summary                                                     4

FUND REVIEWS AND PORTFOLIOS OF INVESTMENTS

         Money Market Fund                                              6

         U.S. Government Securities Fund                               10

         Tax-Free Income Fund                                          16

         Minnesota Tax-Free Income Fund                                34

         Bond Fund                                                     44

Notes to Portfolios of Investments                                     48

Statements of Assets and Liabilities                                   49

Statements of Operations                                               50

Statements of Changes in Net Assets                                    52

Notes to Financial Statements                                          54

Financial Hightlights                                                  58

Federal Income Tax Information                                         63

Results of Shareholder Meeting                                         64

Independent Auditors' Report                                           66

List of Directors and Officers                                         67

A Look at Sit Mutual Funds                                             68

         This document must be preceded or accompanied by a Prospectus.

[PHOTO]  SIT MUTUAL FUNDS
         YEAR ENDED MARCH 31, 2000
         -----------------------------------------------------------------------
         CHAIRMAN'S LETTER

Dear fellow shareholders:

   The past year has been a difficult one for fixed income investors. With interest rates rising and the stellar returns of equities, investors have rapidly moved assets away from the bond market, seeking to participate in the fabulous returns posted by growth equity stocks through March 31, 2000. Those investors remaining in the bond market have endured the second-worst performance (after 1994) on record. After explaining the reasons for this weak performance, we will provide our reasons for optimism in the coming year.
   During the first half of 1999, the effects of the global liquidity crisis experienced in the last half of 1998 abated, and global economic growth began to accelerate, fueled by strong demand and low commodity prices. The Federal Reserve adopted a more restrictive monetary policy during the summer of 1999, increasing the federal funds rate three times from 4.75% in June to 5.50% by November. These moves effectively reversed the three easings undertaken by the Fed in the autumn of 1998 to address the global liquidity crisis. Interest rates rose steadily throughout 1999. In the first quarter of 2000, after fears of Y2K economic disruptions proved to be unfounded and domestic growth actually picked up speed from already strong levels, the Fed resumed its tightening moves, increasing the federal funds rate to 6.00% by the end of March. Also during the first quarter, the U.S. Treasury Department announced that it would reduce debt by buying back longer maturity Treasury securities. Speculation as to the size and future trend of government purchases of Treasury securities caused yields to fall and prices to rise for long maturity Treasuries. Concerns about additional Fed tightening, however, caused shorter duration Treasury securities to continue to move higher in yield. As a result, the U.S. Treasury yield curve is now inverted, with the 2-year Treasury yielding 6.48% and the 30-year Treasury yielding 5.84%, on March 31, 2000. While an inverted yield curve is often a precursor to a recession, we believe this inversion is the result of the Federal Reserve's tightening posture, reduced supply from the Treasury Department's buybacks, and expectations of relatively low long-term rates of inflation, rather than a sign of near-term recession.

ECONOMIC OVERVIEW
   Fourth quarter 1999 real GDP growth was a whopping +7.3% annualized rate, the sharpest gain since the first quarter of 1984. As a result, full year 1999 GDP growth was 4.2%. This economic growth reflects the strength of consumer spending. What is even more remarkable is that the GDP deflator, a measure of inflation, averaged only +1.4 % for 1999.
   Looking forward, we believe personal consumption could grow at a +6.5% rate in the first quarter, which is even faster than last year. One reason for the accelerating rate of personal consumption is the so-called "wealth effect," which attempts to link increases in net worth (principally influenced by home and financial asset values) to personal consumption. Over the past three years, household net worth has accelerated sharply to nearly six times annual personal income and the personal consumption rate has gone up in concert. Even though we expect the dominant consumer sector to decelerate somewhat during 2000, only a very severe and sustained stock market correction would materially impact spending. Our view is supported by a study that found that it would take up to five quarters of a sustained 15 to 20 percent decline in stock prices to impact consumer spending materially. Economic growth will also be fueled by accelerating government spending as Congress rushes to spend burgeoning budget surpluses during a critical election year. Altogether, we believe the full year 2000 real GDP growth will exceed +5.0%.
   The impressive strength of the economy has raised natural concerns over inflationary pressures, and the large March Consumer Price Index increase of 0.7% did nothing to diminish those fears. Soaring energy prices were a major element in the March "headline" CPI of +3.7%, however, the core rate, which excludes both food and energy, expanded at a tamer +2.4% year-over-year. Also, OPEC has set a target of $22 - $28 per barrel price range for crude prices by adjusting supply, which has already lowered energy prices.
   Employee compensation continues as another potential inflationary concern in a fully-employed economy. The latest data for March, however, showing average hourly earnings increasing at a relatively stable +3.7% rate and the unemployment rate remaining steady at 4.1% did not flash strong

2
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warning signals. As a result, consumer price inflation is likely to average 3.0%
in 2000, up from 2.2% in 1999. The combination of continued economic strength and a modest rise in inflation is expected to force the Federal Reserve to continue raising short term rates until we see a significant slowing in economic growth. The U.S. dollar exchange rate versus major countries has been relatively stable, and should remain so.
   Forecasts for the size of the federal budget surplus continue to rise. Estimates project a potential surplus of $201 billion for fiscal year 2000, which is 63% higher than last year's overage. As a result, the solvency period extended for both the Social Security trust fund (by 3 years to 2037) and the Medicare hospital trust fund (by 8 years to 2023). The change in fiscal fortune has been dramatic in the sense that as recently as 1996, the Administration predicted that the Medicare fund would run out of money in 2001.
   At the current rate of budget surplus growth, the cumulative surplus estimates become staggering, growing as large as $8 trillion over ten years as opposed to the Congressional Budget Office's estimate of $1.9 trillion, using "conservative assumptions." One of the major implications of these very large numbers is the probability of continued Treasury debt reduction. Politicians have firmly committed to using the Social Security portion of the surplus, which could be as high as $2 trillion over ten years, for debt reduction and the size of the non-Social Security surplus will be so large (assuming continuation of a favorable economy) that some of those funds may be allocated to debt reduction as well. One forecast has Treasury debt outstanding by the end of next year (excluding Fed holdings) at 22% of GDP, down from the peak of 40% seen in 1993 and the lowest since 1981.

STRATEGY SUMMARY
   With the inversion of the Treasury yield curve, that market has decoupled from other fixed income sectors. In fact, even government agency bond yields are less closely tied to Treasury yields due to a Treasury Department official's suggestion that governmental support for debt issued by government-sponsored enterprises (GSEs) might be eliminated. Looking forward, we expect agency debt securities to remain vulnerable to ongoing discussions regarding their implicit government guarantees. We expect government support, which is largely symbolic, to be withdrawn in the next 18 to 24 months and we are currently underweighted in this sector.
   We are much more optimistic on the corporate and asset-backed sectors. The recent weakness in these sectors is reminiscent of last year's flight to quality due to Y2K, which provided an opportunity to purchase corporate securities at relatively high yields. Long-term Treasury yields look particularly unattractive relative to the year-over-year inflation rate of +3.7%, resulting in real yields approximating only 2.3%. In fact, we have purchased Treasury Inflation Protected Securities (TIPS) in our bond portfolios. TIPS earn a small coupon yield (about 4%) and their principal grows at the monthly inflation rate (non-seasonally adjusted CPI). We have positioned taxable bond portfolios with durations slightly shorter than their benchmarks, reflecting our expectations for inflation to approach its peak and for the Fed to continue raising short-term rates until economic growth slows to a sustainable rate.
   In contrast to the Treasury yield curve, the municipal yield curve remains positively sloped. Municipal bonds continue to appear attractively valued when compared with other fixed income sectors, particularly on an after-tax basis. We continue to monitor credits closely, particularly in the health care sector, and remain focused on municipals in the 8- to 15-year maturity range, which we believe continue to offer the most attractive risk/reward opportunities.
   We appreciate your interest and investment in Sit Mutual Funds, and we look forward to assisting you in achieving your long-term investment goals.

With best wishes,

/s/ Eugene C. Sit

Eugene C. Sit, CFA
Chairman and Chief Investment Officer

SIT MUTUAL FUNDS
YEAR ENDED MARCH 31, 2000
--------------------------------------------------------------------------------
PERFORMANCE SUMMARY - BOND FUNDS

   Bond yields continued their steadily rising trend that began in the fall of 1998 with the global liquidity crisis caused by the Russian default, a Far Eastern economic panic, and the near-collapse of the Long Term Capital hedge fund. These factors caused the yields of 3-month Treasury bills and 30-year Treasury bonds to reach respective lows of 3.62% and 4.71% in October 1998. The 3-Month Treasury bill yield reached a high of 5.92% in late March 2000, as the Federal Reserve increased the federal funds rate five times to 6.00% and the discount rate four times to 5.50% during the past 12 months in an effort to slow economic growth. Long-term Treasury bond yields also moved higher, but then peaked in January 2000, with the 30-year Treasury bond yield reaching 6.75%, following the announcement of the U.S. Treasury Department's intention to buy back longer-term Treasury debt with funds available from the budget surplus. As a result, the Treasury yield curve is now inverted, with the 2-year Treasury note yielding 6.48% and the 30-year Treasury bond yielding 5.84% on March 31, 2000.
   With the inversion of the Treasury yield curve, that market has decoupled from other fixed income sectors. The 91 basis point (0.91%) decline in the 30-year Treasury bond yield since January was much more substantial than the 40 basis point decline in long-term, high (investment) grade corporate bond yields, contributing to the underperformance of corporates for the year. All other sector yield curves remain positively sloped, with longer maturity yields remaining higher than shorter maturity yields. As a result, we believe Treasury securities are unattractive relative to all other sectors.
   Municipal bond yields also moved to higher levels during the year. The Bond Buyer 40-Bond Index rose from 5.23% on March 31, 1999 to a high of 6.32% in January, before declining 35 basis points to 5.97% on March 31, 2000. The relative yield of municipals, when compared to both Treasury securities and corporate bonds on an historical basis, has remained cheaply valued for much of the year, particularly on an after-tax basis. With the rise in yields, the housing sector outperformed, given its stable price characteristics, while hospital bonds lagged due to increased credit concerns and discount coupon bonds underperformed as their prices were marked down even more to reflect potential capital gains taxes. The municipal yield curve remains positively sloped, and we believe that bonds in the 8- to 15-year maturity range offer the most attractive risk/reward profile.

                                               1991           1992
                                              -------------------------
SIT MONEY MARKET FUND (1)                      --             --
-----------------------------------------------------------------------
SIT U.S. GOV'T. SECURITIES FUND               12.87%          5.43%
-----------------------------------------------------------------------
SIT TAX-FREE INCOME FUND                       9.25           7.71
-----------------------------------------------------------------------
SIT MINNESOTA TAX-FREE
    INCOME FUND                                --             --
-----------------------------------------------------------------------
SIT BOND FUND                                  --             --
-----------------------------------------------------------------------

3-MONTH U.S. TREASURY BILL                     --             --
LEHMAN INTER. GOVERNMENT BOND INDEX           14.11           6.93
LEHMAN 5-YEAR MUNICIPAL BOND INDEX            11.41           7.62
LEHMAN AGGREGATE BOND INDEX                    --             --

                                             NASDAQ
                                             SYMBOL        INCEPTION
                                             ------        ---------
SIT MONEY MARKET FUND                        SNIXX         11/01/93
-----------------------------------------------------------------------
SIT U.S. GOV'T. SECURITIES FUND              SNGVX         06/02/87
-----------------------------------------------------------------------
SIT TAX-FREE INCOME FUND                     SNTIX         09/29/88
-----------------------------------------------------------------------
SIT MINNESOTA TAX-FREE INCOME FUND           SMTFX         12/01/93
-----------------------------------------------------------------------
SIT BOND FUND                                SIBOX         12/01/93
-----------------------------------------------------------------------

3-MONTH U.S. TREASURY BILL                                 11/01/93
LEHMAN INTER. GOVERNMENT BOND INDEX                        05/31/87
LEHMAN 5-YEAR MUNICIPAL BOND INDEX                         09/30/88
LEHMAN AGGREGATE BOND INDEX                                11/30/93


(1) Converted from Sit Investment Reserve Fund to Sit Money Market Fund on 11/1/93.
(2) Period from Fund inception through calendar year-end.
(3) Based on the last 12 monthly distributions of net investment income and average NAV as of 3/31/00.
(4) Figure represents 7-day compound effective yield. The 7-day simple yield as of 3/31/00 was 5.49%.
(5) For individuals in the 28%, 31%, 36%, and 39.6% federal tax brackets, the federal tax equivalent yields are 7.67%, 8.00%, 8.63% and 9.14%, respectively (Income subject to state tax, if any).

4
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
  TOTAL RETURN - CALENDAR YEAR
                                                                                    YIELD
                                                                          YTD       AS OF   DISTRIBUTION
  1993        1994      1995     1996      1997      1998       1999      2000     3/31/00     RATE(3)
-------------------------------------------------------------------------------   ----------------------
  0.46%(2)    3.84%     5.58%    5.08%     5.22%     5.17%      4.79%     1.36%     5.64%(4)
-------------------------------------------------------------------------------------------------------
  7.34        1.77     11.50     4.99      8.19      6.52       1.37      1.53      6.76        5.68%
-------------------------------------------------------------------------------------------------------
 10.42       -0.63     12.86     5.69      9.87      6.29      -4.01      1.58      5.52(5)     5.18
-------------------------------------------------------------------------------------------------------

  1.60(2)     0.63     11.90     5.89      8.19      6.14      -3.82      1.68      5.42(6)     5.19
-------------------------------------------------------------------------------------------------------
  0.34(2)    -1.31     16.83     4.25      9.44      6.52      -0.34      1.29      7.01        6.07
-------------------------------------------------------------------------------------------------------

  0.53(2)     4.47      5.98     5.27      5.32      5.01       4.88      1.43
  8.17       -1.75     14.41     4.06      7.72      8.49       0.49      1.64
  8.73       -1.28     11.65     4.22      6.38      5.84       0.74      1.20
  0.54(2)    -2.92     18.47     3.63      9.65      8.69      -0.82      2.21

                                                            AVERAGE ANNUAL TOTAL RETURNS FOR THE
                                                                PERIODS ENDED MARCH 31, 2000
                TOTAL RETURN                         -------------------------------------------------
          QUARTER        SIX MONTHS                                                            SINCE
       ENDED 3/31/00   ENDED 3/31/00                  1 YEAR     5 YEARS      10 YEARS      INCEPTION
      -------------------------------                -------------------------------------------------
           1.36%            2.66%                      5.05%       5.16%          --           4.91%
------------------------------------------------------------------------------------------------------
           1.53             2.01                       2.92        6.19           7.16%        7.54
------------------------------------------------------------------------------------------------------
           1.58            -0.09                      -2.98        5.41           6.35         6.59
------------------------------------------------------------------------------------------------------
           1.68            -0.61                      -2.84        4.95           --           4.98
------------------------------------------------------------------------------------------------------
           1.29             1.19                       0.93        6.57           --           5.68
------------------------------------------------------------------------------------------------------

           1.43             2.75                       5.19        5.25           --           5.10
           1.64             1.59                       2.41        6.41           7.29         7.49
           1.20             1.21                       0.89        5.12           6.29         6.36
           2.21             2.08                       1.87        7.14           --           6.01

(6) For Minnesota residents in the 28%, 31%, 36% and 39.6% federal tax brackets, the double exempt tax equivalent yields are 8.18%, 8.54%, 9.21% and 9.75%, respectively (Assumes the maximum Minnesota tax bracket of 8.0%).


PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS.

[PHOTO]   SIT MONEY MARKET FUND
          YEAR ENDED MARCH 31, 2000
          ----------------------------------------------------------------------
          MICHAEL C. BRILLEY, SENIOR PORTFOLIO MANAGER
          PAUL J. JUNGQUIST, CFA, SENIOR PORTFOLIO MANAGER

   The Sit Money Market Fund provided investors with a +1.36% return for the three months ended March 31, 2000, compared to a +1.27% average return for the Lipper Analytical Services, Money Market Fund universe. The Fund's performance ranked 71st of 368 funds in its Lipper peer group category for the first quarter of 2000. For the 1-year, 3-year, 5-year and since inception periods ended March 31st, the Fund's performance ranked 65th of 351, 52nd of 279, 61st of 233 and 41st of 188 funds, respectively, in its Lipper peer group. As of March 31st, the Fund's 7-day compound yield was 5.64% and its average maturity was 30 days, compared to 4.54% and 34 days, respectively, at March 31, 1999.
   The Federal Reserve Board increased the federal funds rate by 1.25% in five separate 25 basis point tightenings during the past year to 6.00%, in response to continued strong growth in the economy, commodity price inflation and tightness in labor markets. Three-month Treasury Bill yields rose steadily over the past year, ranging from 4.3% in April to 5.9% in March, finishing at 5.87% on March 31st. Current yield levels imply that the market is expecting additional tightening by the Fed in the second quarter of 2000, probably at the May 16 FOMC meeting and perhaps at a subsequent meeting as well. The Fund has grown substantially over the past year as Sit equity funds have been investing short-term cash flows in the Fund. The Fund anticipates maintaining an average maturity near 30 days over the near term.
   The Fund has produced competitive returns by focusing on credit research, optimizing average maturity and avoiding the use of risky derivatives. We intend to continue these conservative policies in the future. As domestic economic activity continues to be strong, and global economic activity appears to be strengthening, we do not foresee a significant impact on the short-term creditworthiness of top tier commercial paper issuers in general. The Fund continues to diversify its core holdings and its industry exposure. In the months ahead, we hope to add top tier credits in the financial services and consumer non-durable industries to our list of permissible holdings.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Fund is to achieve maximum current income to the extent consistent with the preservation of capital and maintenance of liquidity. The Fund pursues this objective by investing in short-term debt instruments which mature in 397 days or less and by maintaining a dollar-weighted portfolio maturity of 90 days or less.

     An investment in the Fund is neither insured nor guaranteed by the U.S. government and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.


                                PORTFOLIO SUMMARY

                Net Asset Value  3/31/00:   $ 1.00 Per Share
                                 3/31/99:   $ 1.00 Per Share

                        Total Net Assets:   $150.9 Million


                               PORTFOLIO STRUCTURE
                             (% OF TOTAL NET ASSETS)

                                  [BAR CHART]

                        Diversified Finance    18.1
                      Consumer Non-Durables    15.9
                      Consumer Loan Finance    12.8
                                     Energy    11.1
                                  Utilities     8.6
                     Captive Equip. Finance     8.2
                       Captive Auto Finance     7.9
                         Sectors Under 4.0%    17.4

6
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                          AVERAGE ANNUAL TOTAL RETURNS*

                     SIT MONEY       3-MONTH         LIPPER
                      MARKET      U.S. TREASURY       MONEY
                       FUND           BILL         MARKET AVG.
                     ---------    -------------    -----------

3 Month**              1.36%          1.43%            1.27%
1 Year                 5.05           5.19             4.72
3 Year                 5.11           5.11             4.82
5 Year                 5.16           5.25             4.93
Inception              4.91           5.10             4.72
  (11/1/93)


                            CUMULATIVE TOTAL RETURNS*

                     SIT MONEY       3-MONTH         LIPPER
                      MARKET      U.S. TREASURY       MONEY
                       FUND           BILL         MARKET AVG.
                     ---------    -------------    -----------

1 Year                 5.05%          5.19%            4.72%
3 Year                16.12          16.14            15.17
5 Year                28.61          29.13            27.21
Inception             36.02          37.64            34.47
  (11/1/93)


*AS OF 3/31/00.                                                **NOT ANNUALIZED.





--------------------------------------------------------------------------------
PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MONEY FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT A FUND WILL MAINTAIN A $1 SHARE VALUE. YIELD FLUCTUATES. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE 3-MONTH U.S. TREASURY BILL. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                               GROWTH OF $10,000

                              [PLOT POINTS CHART]

The sum of $10,000 invested at inception (11/1/93) and held until 3/31/00 would have grown to $13,602 in the Fund or $13,764 in the 3-Month U.S. Treasury Bill assuming reinvestment of all dividends and capital gains.


                                QUALITY RATINGS
                             (% OF TOTAL NET ASSETS)

                                                    LOWER OF MOODY'S, S&P,
                                                    FITCH OR DUFF & PHELPS
                                                         RATINGS USED.

                                   [PIE CHART]

                              First Tier Securities
                                      100%

                                          First Tier Securities   100%
                                          Second Tier Securities    0%

SIT MONEY MARKET FUND
MARCH 31, 2000
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------
QUANTITY ($)        NAME OF ISSUER                              MARKET VALUE (1)
--------------------------------------------------------------------------------
COMMERCIAL PAPER (103.7%) (2)
   AUTO MANUFACTURER (3.6%)
                    Daimler Chrysler Hldgs.:
        1,000,000     5.91 %,4/7/00                                    $999,025
          600,000     5.90 %,4/19/00                                    598,254
        1,300,000     5.96 %,5/4/00                                   1,292,993
        1,100,000     5.97 %,5/9/00                                   1,093,173
        1,500,000     6.02 %,6/2/00                                   1,484,689
                                                                 ---------------
                                                                      5,468,134
                                                                 ---------------

   AUTOMOBILE RENTAL (3.3%)
                    Hertz Corp.:
        1,000,000     5.90 %,4/5/00                                     999,351
        1,000,000     5.91 %,4/12/00                                    998,216
        1,000,000     5.91 %,4/18/00                                    997,242
        1,000,000     5.99 %,5/22/00                                    991,642
        1,000,000     5.98 %,5/25/00                                    991,165
                                                                 ---------------
                                                                      4,977,616
                                                                 ---------------

   BANKING (3.6%)
                    Citicorp:
        1,000,000     6.04 %,4/5/00                                     999,331
        1,500,000     5.86 %,4/6/00                                   1,498,785
        1,000,000     5.98 %,4/10/00                                    998,512
        1,000,000     6.03 %,4/27/00                                    995,674
        1,000,000     5.93 %,5/2/00                                     994,937
                                                                 ---------------
                                                                      5,487,239
                                                                 ---------------

   CAPITAL GOODS (3.6%)
                    Deere & Co.:
        2,000,000     5.91 %,4/17/00                                  1,994,800
        1,000,000     5.91 %,4/26/00                                    995,944
        1,000,000     5.91 %,4/27/00                                    995,782
        1,000,000     5.91 %,4/28/00                                    995,620
          500,000     6.05 %,6/5/00                                     494,628
                                                                 ---------------
                                                                      5,476,774
                                                                 ---------------

   CAPTIVE AUTO FINANCE (7.9%)
                    Ford Motor Credit Corp.:
          800,000     5.91 %,4/18/00                                    797,794
        1,000,000     5.91 %,4/24/00                                    996,262
          660,000     5.91 %,4/25/00                                    657,430
        1,000,000     5.91 %,4/27/00                                    995,775
        1,000,000     5.94 %,5/8/00                                     993,957
        1,000,000     5.94 %,5/16/00                                    992,675
                    General Motors Acceptance Corp.:
          850,000     5.87 %,4/5/00                                     849,452
        1,000,000     5.88 %,4/7/00                                     999,033
          500,000     5.91 %,4/19/00                                    498,543
          750,000     5.93 %,4/24/00                                    747,192
        1,000,000     5.96 %,5/10/00                                    993,630
        1,400,000     5.99 %,5/23/00                                  1,388,070
          975,000   Toyota Motor Credit Corp.,
                      5.89 %,4/4/00                                     974,526
                                                                 ---------------
                                                                     11,884,339
                                                                 ---------------

--------------------------------------------------------------------------------
QUANTITY ($)        NAME OF ISSUER                              MARKET VALUE (1)
--------------------------------------------------------------------------------
   CAPTIVE EQUIPMENT FINANCE (8.2%)
        1,500,000   Caterpillar Finance, Inc., 6.11%, 5/25/00         1,486,387
                    IBM Credit Corp.:
        1,000,000     5.96 %,5/9/00                                     993,772
        1,000,000     5.96 %,5/10/00                                    993,608
        1,000,000     5.96 %,5/11/00                                    993,444
        1,000,000     5.96 %,5/15/00                                    992,789
        1,500,000     5.93 %,5/19/00                                  1,488,280
                    John Deere Capital Corp.:
        1,100,000     5.85 %,4/3/00                                   1,099,646
          800,000     5.96 %,5/1/00                                     796,073
        1,100,000     5.98 %,5/2/00                                   1,094,411
        1,000,000     5.98 %,5/3/00                                     994,756
        1,500,000     6.12 %,5/26/00                                  1,486,426
                                                                 ---------------
                                                                     12,419,592
                                                                 ---------------

   CONSUMER LOAN FINANCE (12.8%)
                    American Express Credit Corp.:
        1,800,000     5.90 %,4/7/00                                   1,798,239
        1,100,000     5.89 %,4/11/00                                  1,098,209
        1,000,000     5.89 %,4/13/00                                    998,047
                    American General Financial:
        1,000,000     5.90 %,4/13/00                                    998,050
        1,000,000     5.94 %,4/20/00                                    996,902
        1,000,000     6.08 %,5/2/00                                     994,799
          500,000     5.98 %,5/24/00                                    495,657
        1,000,000     6.13 %,5/26/00                                    990,726
                    Household Finance Corp.:
          500,000     5.91 %,4/6/00                                     499,601
        1,000,000     5.92 %,5/5/00                                     994,466
        1,500,000     5.93 %,5/17/00                                  1,488,768
        1,000,000     5.95 %,5/25/00                                    991,195
        1,500,000     6.06 %,6/9/00                                   1,482,827
                    Norwest Financial, Inc.:
        1,300,000     5.92 %,4/11/00                                  1,297,887
        1,300,000     5.99 %,5/8/00                                   1,292,117
        1,000,000     6.11 %,5/23/00                                    991,261
        1,400,000     6.12 %,5/30/00                                  1,386,119
          500,000     6.02 %,6/1/00                                     494,976
                                                                 ---------------
                                                                     19,289,846
                                                                 ---------------

   CONSUMER NON-DURABLES (15.9%)
                    Coca Cola Co.:
        1,000,000     5.93 %,5/1/00                                     995,117
        1,000,000     5.95 %,5/15/00                                    992,826
        1,000,000     5.95 %,5/22/00                                    991,670
        1,500,000     6.06 %,6/6/00                                   1,483,555
        1,000,000     5.99 %,6/8/00                                     988,856
                    Coca Cola Enterprises:
        1,000,000     5.87 %,4/14/00  (5)                               997,902

8
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--------------------------------------------------------------------------------
QUANTITY ($)        NAME OF ISSUER                              MARKET VALUE (1)
--------------------------------------------------------------------------------
        1,500,000     5.91 %,4/26/00  (5)                             1,493,896
        1,000,000     5.90 %,4/28/00  (5)                               995,612
        1,000,000     5.96 %,5/11/00  (5)                               993,467
        1,000,000     5.96 %,5/12/00  (5)                               993,303
        8,000,000   Gillette Co., 6.20%, 4/3/00  (5)                  7,997,244
                    Procter & Gamble Co.:
        1,000,000     5.87 %,4/12/00                                    998,222
        1,000,000     5.87 %,4/14/00                                    997,898
                    Walt Disney Co.:
        1,000,000     5.83 %,4/10/00                                    998,560
        2,000,000     6.01 %,5/16/00                                  1,985,125
                                                                 ---------------
                                                                     23,903,253
                                                                 ---------------

   DIVERSIFIED FINANCE (18.1%)
                    Associates First Capital Corp.:
        1,500,000     5.89 %,4/13/00                                  1,497,085
          600,000     6.00 %,5/24/00                                    594,780
          500,000     6.02 %,5/31/00                                    495,067
        1,300,000     6.01 %,6/7/00                                   1,285,677
        1,600,000     6.15 %,6/14/00                                  1,580,069
                    Associates First Capital B.V.:
        1,300,000     5.90 %,4/12/00                                  1,297,676
        1,000,000     6.08 %,5/17/00                                    992,308
        1,000,000     6.08 %,5/31/00                                    990,000
        1,000,000     6.06 %,6/12/00                                    988,060
        1,200,000     6.09 %,6/13/00                                  1,185,400
                    CIT Group Holdings, Inc.:
        1,400,000     5.89 %,4/17/00                                  1,396,366
          900,000     6.02 %,6/5/00                                     890,380
        1,000,000     5.92 %,6/6/00                                     990,471
        1,200,000     6.17 %,6/15/00                                  1,184,800
        1,000,000     6.19 %,6/19/00                                    986,614
                    General Electric Capital Corp.:
        1,000,000     5.86 %,4/3/00                                     999,679
        1,000,000     5.87 %,4/4/00                                     999,517
          500,000     5.91 %,4/11/00                                    499,189
        1,000,000     5.95 %,5/5/00                                     994,456
        1,500,000     5.99 %,5/18/00                                  1,488,426
          500,000     6.01 %,5/30/00                                    495,149
                    General Electric Capital Services:
        1,000,000     5.88 %,4/6/00                                     999,194
          850,000     5.90 %,4/10/00                                    848,761
          800,000     5.90 %,4/18/00                                    797,801
          500,000     5.96 %,4/25/00                                    498,040
        1,000,000     6.00 %,5/19/00                                    992,120
          500,000     6.01 %,5/30/00                                    495,149
          850,000     6.02 %,6/1/00                                     841,459
                                                                 ---------------
                                                                     27,303,693
                                                                 ---------------

--------------------------------------------------------------------------------
QUANTITY ($)        NAME OF ISSUER                              MARKET VALUE (1)
--------------------------------------------------------------------------------
   ENERGY (11.1%)
        1,000,000   Chevron UK Investments,
                      5.89 %,4/10/00                                    998,548
                    Chevron Oil Finance Co.:
        1,500,000     6.02 %,4/6/00                                   1,498,748
        2,000,000     5.96 %,4/14/00                                  1,995,717
        1,000,000     5.92 %,4/28/00                                    995,598
        5,924,000   Exxon Corp., 6.20%, 4/3/00                        5,921,960
                    Texaco, Inc.:
          800,000     5.87 %,4/20/00                                    797,543
        1,200,000     5.87 %,4/24/00                                  1,195,538
        1,619,000     5.87 %,4/25/00                                  1,612,718
        1,800,000     5.87 %,4/26/00                                  1,792,725
                                                                 ---------------
                                                                     16,809,095
                                                                 ---------------

   FINANCIAL SERVICES (3.6%)
                    Transamerica Finance Corp.:
        1,000,000     5.86 %,4/5/00                                     999,352
        1,000,000     5.96 %,5/4/00                                     994,592
        1,500,000     5.97 %,5/12/00                                  1,489,921
        2,000,000     6.08 %,6/21/00                                  1,973,180
                                                                 ---------------
                                                                      5,457,045
                                                                 ---------------

   INSURANCE (2.0%)
        1,000,000   American General Corp., 5.89%, 4/20/00              996,934
        2,000,000   Liberty Mutual Capital Corp.,
                      6.03 %,4/3/00   (5)                             1,999,331
                                                                 ---------------
                                                                      2,996,265
                                                                 ---------------

   RETAIL (0.7%)
        1,000,000   Wal-Mart Stores, Inc., 6.06%, 5/4/00                994,482
                                                                 ---------------

   TECHNOLOGY/BUSINESS EQUIPMENT (0.7%)
        1,000,000   Lucent Tech., Inc., 6.10%, 6/5/00                   989,131
                                                                 ---------------

   UTILITIES (8.6%)
                                   AT&T Corp.:
        1,000,000     5.97 %,4/4/00                                     999,504
        1,000,000     6.00 %,4/11/00                                    998,342
        2,000,000     5.97 %,4/12/00                                  1,996,370
        1,500,000     5.97 %,4/13/00                                  1,497,030
                    BellSouth Telecommunications, Inc.:
        1,000,000     5.95 %,4/18/00                                    997,204
        1,200,000     5.88 %,4/19/00                                  1,196,502
        1,000,000     6.00 %,5/1/00                                     995,042
        2,300,000     5.96 %,5/3/00                                   2,287,924
        2,000,000     5.99 %,5/10/00                                  1,987,152
                                                                 ---------------
                                                                     12,955,070
                                                                 ---------------

Total investments in securities
   (cost:  $156,411,574) (7)                                       $156,411,574
                                                                 ===============


        See accompanying notes to portfolios of investments on page 48.

[PHOTO]   SIT U.S. GOVERNMENT SECURITIES FUND
          YEAR ENDED MARCH 31, 2000
          ----------------------------------------------------------------------
          MICHAEL C. BRILLEY, SENIOR PORTFOLIO MANAGER
          BRYCE A. DOTY, CFA, SENIOR PORTFOLIO MANAGER

   The U.S. Government Securities Fund provided investors a +2.92% return for the past 12 months. The 12-month return for the Lipper U.S. Government Fund universe average and the Lehman Intermediate Bond Index was +0.8% and +2.4%, respectively. The Fund holds a 4-Star Overall rating by Morningstar out of 1,680 funds in the taxable bond category. Morningstar also rated the Fund #3 in the Best 5-Year Return category and #4 in the Highest 5-Year Rating category for its combined low risk and high return characteristics. Both Morningstar categories, as of 3/7/00, contained 92 funds.
   The U.S. Treasury yield curve inverted over the past 12 months. Specifically, the yield of 2-year maturity U.S. Treasuries rose 1.51% to 6.48%, while 30-year maturity U.S. Treasury yields rose only 0.22% to 5.84% on March 31st.
   The rise in interest rates slowed the rate of prepayments in the mortgage pass-through sector, which raised the yield that the Fund earned on its mortgage holdings. As a result, mortgage pass-through holdings provided the highest source of return in the Fund over the past 12 months. Conversely, the rise in bond yields caused prices to decline in the Fund's longer duration collateralized mortgage obligation holdings.
   Investment activity for the period involved reducing the Fund's weighting in U.S. Treasury securities and purchasing mortgage pass-through securities with higher yields. As a result of this sector shift, combined with lower mortgage refinancing activity, the Fund's 30-day SEC yield rose from 5.25% on March 31, 1999 to 6.76% on March 31, 2000.
   The inversion of the Treasury yield curve was accelerated by the U.S. Treasury Department's decision to purchase long term Treasuries to reduce debt. As a result, the shift in U.S. Treasury yields has decoupled from yield shifts in other sectors. As a result, the Fund will continue to underweight U.S. Treasuries and focus on mortgage pass-through securities and collateralized mortgage obligations that provide significantly higher yields and relative price stability. The Fund's duration is slightly shorter than its benchmark, reflecting our expectations for slightly rising inflation and for the Federal Reserve to continue raising short-term rates until economic growth slows to a sustainable rate.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the U.S. Government Securities Fund is to provide high current income and safety of principal, which it seeks to attain by investing solely in debt obligations issues, guaranteed or insured by the U.S. government or its agencies or its instrumentalities.

     Agency mortgage securities and U.S. Treasury securities will be the principal holdings in the Fund. The mortgage securities that the Fund will purchase consist of pass-through securities including those issued by Government National Mortgage Association (GNMA), Federal National Mortgage Asociation
(FNMA), and Federal Home Loan Mortgage Corporation (FHLMC).


                                PORTFOLIO SUMMARY

                 Net Asset Value  3/31/00:   $ 10.22 Per Share
                                  3/31/99:   $ 10.51 Per Share
                         Total Net Assets:   $135.8 Million
                         30-day SEC Yield:      6.76%
               12-Month Distribution Rate:      5.68%
                         Average Maturity:     15.7 Years
                       Effective Duration:      3.0 Years(2)

(2) Effective duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1.0%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Effective duration is based on current interest rates and the Adviser's assumptions regarding the expected average life of individual securities held in the portfolio.


                               PORTFOLIO STRUCTURE
                             (% OF TOTAL NET ASSETS)

                                  [BAR CHART]

                           GNMA Pass-Through   41.5
         Collateralized Mortgage Obligations   21.3
                          FHLMC Pass-Through   15.6
                           FNMA Pass-Through   15.1
                               U.S. Treasury    5.3
                     Cash & Other Net Assets    1.2

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                          AVERAGE ANNUAL TOTAL RETURNS*

                       SIT
                   U.S. GOV'T.       LEHMAN         LIPPER
                   SECURITIES    INTER. GOV'T.    U.S. GOV'T.
                      FUND        BOND INDEX       FUND AVG.
                   ----------    -------------    -----------

3 Month**             1.53%          1.64%            2.49%
1 Year                2.92           2.41             0.75
5 Year                6.19           6.41             6.13
10 Year               7.16           7.29             7.04
Inception             7.54           7.49             7.05
  (6/2/87)


                            CUMULATIVE TOTAL RETURNS*

                       SIT
                   U.S. GOV'T.       LEHMAN         LIPPER
                   SECURITIES    INTER. GOV'T.    U.S. GOV'T.
                      FUND        BOND INDEX       FUND AVG.
                   ----------    -------------    -----------

1 Year                2.92%          2.41%            0.75%
5 Year               35.00          36.43            34.62
10 Year              99.65         102.16            97.53
Inception           154.40         152.87           139.92
  (6/2/87)


*AS OF 3/31/00.                                                **NOT ANNUALIZED.





--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN INTERMEDIATE GOVERNMENT BOND INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (6/2/87) and held until 3/31/00 would have grown to $25,440 in the Fund or $25,287 in the Lehman Intermediate Government Bond Index assuming reinvestment of all dividends and capital gains.


                         ESTIMATED AVERAGE LIFE PROFILE

                                                  The Adviser's estimates of
                                                  the dollar weighted average
                                                  life of the portfolio's
                                                  securities, which may vary
                                                  from their stated maturities.

                                  [BAR CHART]

                            0 - 1 Year         1.2%
                            1 - 5 Years       80.9%
                            5 - 10 Years      17.3%
                            10 - 20 Years      0.0%
                            20+ Years          0.6%

SIT U.S. GOVERNMENT SECURITIES FUND
MARCH 31, 2000
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------
QUANTITY ($)    NAME OF ISSUER                                  MARKET VALUE (1)
--------------------------------------------------------------------------------
MORTGAGE PASS-THROUGH SECURITIES (72.2%) (2)
    FEDERAL HOME LOAN MORTGAGE CORPORATION (15.6%):

        50,159  8.50%, 1/1/17                                           $51,448
         5,041  8.75%, 12/1/01                                            5,143
       406,031  8.75%, 1/1/17                                           418,086
       245,921  9.00%, 4/1/03                                           252,996
        39,374  9.00%, 10/1/04                                           40,682
       148,890  9.00%, 12/1/05                                          154,551
       430,882  9.00%, 1/1- 2/1/06                                      447,188
       335,812  9.00%, 5/1 - 7/1/09                                     347,128
        96,885  9.00%, 10/1/13                                           99,684
     1,350,005  9.00%, 5/1 - 11/1/16                                  1,395,384
     2,222,794  9.00%, 1/1 - 10/1/17                                  2,297,222
       370,676  9.00%, 6/1/18                                           383,027
       375,948  9.00%, 10/1/19                                          387,407
       519,428  9.00%, 5/1 - 8/1/21                                     533,789
        57,567  9.25%,  7/1/08                                           59,012
       344,369  9.25%, 8/1/09                                           358,261
       347,869  9.25%,  7/1/10                                          361,926
       197,823  9.25%,  3/1/11                                          205,055
     1,380,900  9.25%,  1/1-3/1/19                                    1,431,765
       252,764  9.50%, 10/1/08                                          264,742
       380,775  9.50%, 12/1/09                                          394,148
     1,085,547  9.50%, 2/1 - 6/1/10                                   1,137,250
       895,661  9.50%, 1/1 - 6/1/11                                     936,928
       806,292  9.50%, 6/1 - 10/1/16                                    844,248
       225,063  9.50%, 6/1 - 9/1/17                                     235,997
       281,207  9.50%, 10/1-12/1/18                                     294,623
       179,255  9.50%, 6/1 - 11/1/19                                    187,634
     1,149,763  9.50%, 7/1-9/1/20                                     1,201,884
       314,242  9.75%, 12/1/08                                          331,986
       363,433  9.75%, 11/1/09                                          383,978
       125,781  9.75%, 6/1/11                                           129,470
     1,301,870  9.75%, 12/1/16                                        1,374,645
     1,013,726  9.75%, 6/1 - 12/1/17                                  1,068,113
       173,421  9.85%, 5/1/16                                           183,831
       550,128  10.00%,  11/1/10                                        586,084
       238,176  10.25%, 6/1/10                                          254,960
       145,713  10.25%, 2/1/17                                          156,072
       132,144  10.29%,  9/1/16                                         141,698
        32,266  10.50%, 4/1 - 7/1/04                                     33,982
       683,292  10.50%,  5/1/14                                         735,004
           200  11.00%, 10/1/00                                             209
        73,761  11.00%, 12/1/11                                          80,200
        98,254  11.00%, 2/1/14                                          106,869
        69,428  11.00%, 6/1/15                                           75,491
       255,822  11.00%, 2/1/18                                          278,440
       410,077  11.00%,  5/1-7/1/19                                     446,990
       107,912  11.25%, 10/1/09                                         117,979
                                                              ------------------
                                                                     21,213,209
                                                              ------------------

--------------------------------------------------------------------------------
QUANTITY ($)    NAME OF ISSUER                                  MARKET VALUE (1)
--------------------------------------------------------------------------------
    FEDERAL NATIONAL MORTGAGE ASSOCIATION (15.1%):
       187,046  8.50%, 8/1/06                                           190,954
        20,058  8.875%, 3/1/17                                           20,735
     2,491,167  9.00%, 1/1 - 5/1/09                                   2,557,183
       108,942  9.00%, 4/1/10                                           112,126
       555,456  9.00%, 11/1/16                                          571,620
     1,260,579  9.00%, 1/1 - 12/1/17                                  1,298,338
       849,262  9.00%, 9/1 - 12/15/19                                   888,841
        86,115  9.00%, 9/1/20                                            88,641
       268,666  9.00%, 9/1 - 11/1/21                                    276,719
     1,712,006  9.25%, 10/1/09                                        1,774,271
       656,673  9.25%, 7/1/10                                           680,766
        88,439  9.25%, 4/1/12                                            92,225
       550,753  9.25%,  10/1-12/1/16                                    570,933
        82,488  9.25%, 3/1/17                                            85,509
        76,218  9.375%, 5/1/16                                           79,346
       127,391  9.50%, 1/1/06                                           133,014
        88,040  9.50%, 9/1/08                                            91,913
       152,975  9.50%, 1/1/11                                           160,432
       182,526  9.50%, 5/1/14                                           192,450
     1,194,677  9.50%, 4/1 - 9/1/16                                   1,248,280
       676,378  9.50%, 11/1 - 12/1/18                                   710,642
       927,162  9.50%, 5/1 - 12/1/19                                    968,426
     1,415,665  9.50%, 4/1 - 9/1/20                                   1,480,132
       473,791  9.50%, 3/1/21                                           494,979
       706,848  9.75%, 1/1/13                                           764,279
        81,948  10.00%, 3/1/11                                           87,633
       497,497  10.00%, 6/1/14                                          528,710
       501,444  10.00%, 12/1/19                                         537,518
       213,576  10.00%, 2/1/21                                          226,954
     2,237,693  10.25%, 8/15/13                                       2,443,963
       181,063  10.50%, 5/1/09                                          195,349
        30,133  10.75%, 11/1/10                                          32,604
       350,674  11.00%, 10/1/06                                         370,918
        38,408  11.00%, 4/1/14                                           41,816
       205,759  11.00%, 8/1/15                                          223,837
                Municipal (FNMA collateralized):
       310,000   Alabama Hsg. Fin. Auth. Multifamily
                   Series 1999B, 5.70%, 9/1/03                          301,360
                                                              ------------------
                                                                     20,523,416
                                                              ------------------

    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (41.5%) (3):
        84,370  7.50%, 3/15/07                                           85,459
       276,579  7.50%, 5/15/16                                          277,650
        10,188  8.00%, 7/15/03                                           10,420
       137,599  8.00%, 10/15/12                                         139,509
     1,543,637  8.00%, 5/15 - 9/15/16                                 1,565,910
        98,707  8.25%, 2/15 - 6/15/02                                   100,307

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--------------------------------------------------------------------------------
QUANTITY ($)    NAME OF ISSUER                                  MARKET VALUE (1)
--------------------------------------------------------------------------------
       428,713  8.25%, 12/15/11                                         440,130
       149,574  8.25%, 1/15/12                                          152,173
       348,677  8.25%, 8/15/15                                          354,803
        30,923  8.50%, 11/15/01                                          31,397
       222,947  8.50%, 12/15/11                                         228,033
       411,419  8.50%, 1/15/12                                          420,162
       268,858  8.50%, 4/15/15                                          273,751
       530,005  8.50%, 9/15/16                                          541,597
       552,563  8.50%, 1/15/17                                          564,725
        78,144  8.75%, 7/15/02                                           81,190
        89,736  8.75%, 5/15/03                                           93,253
       467,823  8.75%, 5/15 - 11/15/06                                  486,490
       166,301  8.75%, 2/15 - 3/15/07                                   171,342
       115,712  8.75%, 11/15/09                                         119,249
       906,432  8.75%, 6/15 - 12/15/11                                  934,294
        30,249  8.75%, 2/20/17                                           30,795
        73,427  9.00%, 10/15/04                                          77,016
       634,144  9.00%, 4/15 - 10/15/06                                  665,260
       208,791  9.00%, 6/15 - 10/15/07                                  217,526
       520,789  9.00%, 9/15 - 12/15/08                                  538,577
     1,005,124  9.00%, 2/15 - 12/15/09                                1,042,063
       931,767  9.00%, 7/15/10                                          962,012
     2,431,836  9.00%, 5/15 - 10/15/11                                2,553,926
        98,766  9.00%, 1/15/12                                          102,706
        47,102  9.00%, 8/15/15                                           48,621
       505,707  9.00%, 6/20 - 12/20/16                                  516,999
     5,429,000  9.00%, 1/15 - 8/20/17                                 5,681,155
     2,826,439  9.00%, 12/15/19                                       2,924,860
        94,303  9.00%, 7/20 - 10/20/21                                   96,382
       300,833  9.10%, 5/15/18                                          311,498
        24,464  9.25%, 4/15 - 9/15/01                                    25,511
        87,279  9.25%, 4/15/03                                           91,561
       170,611  9.25%, 3/15/05                                          179,071
       383,586  9.25%, 11/15/09                                         399,229
       454,713  9.25%, 1/15 - 11/15/10                                  477,726
       241,631  9.25%, 11/15/11                                         251,514
       104,947  9.25%, 4/15/12                                          109,202
       351,640  9.25%, 5/15 - 10/15/16                                  363,154
       585,374  9.25%, 2/20 - 11/20/17                                  601,487
        68,176  9.50%, 1/15 - 3/15/05                                    71,077
       123,296  9.50%, 1/15/06                                          129,527
     4,047,765  9.50%, 6/15 - 12/15/09                                4,223,243
     1,160,875  9.50%, 1/15 - 11/15/10                                1,212,621
       394,963  9.50%, 1/15 - 3/15/11                                   411,310
     1,076,674  9.50%, 3/20 - 11/20/16                                1,121,027
     2,504,419  9.50%, 1/15 - 12/20/17                                2,626,582
     4,451,732  9.50%, 4/15 - 10/20/18                                4,609,435
     2,198,707  9.50%, 1/15 - 12/15/19                                2,294,925
       229,948  9.50%, 1/15 - 10/15/20                                  240,033

--------------------------------------------------------------------------------
QUANTITY ($)    NAME OF ISSUER                                  MARKET VALUE (1)
--------------------------------------------------------------------------------
       236,556  9.50%, 1/15 - 8/15/21                                   247,239
        10,389  9.75%, 5/15/01                                           10,834
        77,485  9.75%, 11/15/02                                          81,442
       113,585  9.75%, 7/15 - 12/15/03                                  119,342
        19,226  9.75%, 3/15/04                                           20,209
       563,891  9.75%, 6/15 - 8/15/05                                   592,954
       245,512  9.75%, 1/15 - 2/15/06                                   260,532
       360,261  9.75%, 8/15 - 9/15/09                                   380,877
     1,140,854  9.75%, 8/15 - 12/15/10                                1,205,062
       534,097  9.75%, 11/15 - 12/15/12                                 564,315
        35,880  9.75%, 4/15/18                                           37,681
        75,182  10.00%, 8/15/02                                          79,140
       104,187  10.00%, 11/15/03                                        108,908
        88,439  10.00%, 5/15/04                                          93,086
       689,093  10.00%, 7/15/05                                         725,631
       100,112  10.00%, 1/15/06                                         105,377
       139,107  10.00%, 11/15/08                                        147,148
        42,079  10.00%, 5/15 - 11/15/09                                  44,603
       896,229  10.00%, 6/15 - 11/15/10                                 948,381
        74,946  10.00%, 1/15/11                                          79,280
       173,359  10.00%, 10/15/15                                        184,899
        89,210  10.00%, 3/20 - 9/15/16                                   94,145
       198,616  10.00%, 11/15/17                                        211,891
       166,249  10.00%, 10/15/18                                        177,417
     1,068,674  10.00%, 2/15 - 11/15/19                               1,146,037
       166,363  10.00%, 1/15 - 12/15/20                                 177,406
       224,595  10.00%, 6/15/21                                         239,622
         1,262  10.25%, 11/15/00                                          1,267
         7,963  10.25%, 2/15 - 4/15/01                                    8,303
        62,623  10.25%, 12/15/02                                         65,937
       104,161  10.25%, 5/15 - 8/15/04                                  109,688
       173,340  10.25%, 7/15/05                                         182,523
       104,504  10.25%, 5/15/09                                         110,288
           355  10.50%, 9/15/00                                             356
        12,671  10.50%, 9/15/01                                          13,214
        36,405  10.50%, 12/15/02                                         38,335
       135,803  10.50%, 6/15/09                                         150,105
        95,654  10.50%, 7/15/10                                         101,011
       137,720  10.50%, 8/15 - 11/15/15                                 148,266
       111,725  10.50%, 3/15 - 12/15/16                                 120,296
       178,388  10.50%, 11/15/18                                        192,259
         1,516  10.75%, 11/15/00                                          1,521
        31,232  10.75%, 9/15/03                                          32,894
        68,881  10.75%, 9/15/05                                          72,577
        80,915  10.75%, 8/15/06                                          86,908
        24,837  10.75%, 1/15/10                                          26,239
        73,491  10.75%, 7/15 - 8/15/11                                   78,888
       134,715  11.00%, 6/15/04                                         141,945
       360,672  11.00%, 1/15 - 6/15/10                                  393,841

         See accompanying notes to portfolios of investments on page 48.

SIT U.S. GOVERNMENT SECURITIES FUND
MARCH 31, 2000
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------
QUANTITY ($)    NAME OF ISSUER                                  MARKET VALUE (1)
--------------------------------------------------------------------------------
        16,875  11.00%, 7/15/13                                          18,256
        29,829  11.25%, 8/15 - 12/15/00                                  29,932
         2,183  11.25%, 1/15/01                                           2,254
         5,015  11.25%, 5/15/03                                           5,284
       240,445  11.25%, 9/15 - 10/15/05                                 258,026
       418,089  11.25%, 6/15 - 9/15/10                                  459,112
     1,433,580  11.25%, 2/15 - 11/15/11                               1,574,028
        21,446  11.75%, 5/15 - 7/15/00                                   21,520
        89,662  11.75%, 5/15 - 6/15/04                                   95,303
                Municipal (GNMA collateralized):
       295,000   Bernalillo Multifamily Rev. Series
                   1998A, 7.50%, 9/20/20                                285,982
       150,000   Dakota Multifamily Rev. Series
                   1999A, 6.50%, 12/20/05                               145,671
       555,000   Maplewood Multifamily Rev.
                   Series 1998B, 6.75%, 7/20/15                         515,978
       500,000   Nortex Multifamily Rev. Series
                   1999T, 6.50%, 3/20/06                                482,320
                                                              ------------------
                                                                     56,333,260
                                                              ------------------


Total mortgage pass-through securities                               98,069,885
                                                              ------------------
    (cost: $99,405,658)

U.S. GOVERNMENT SECURITIES (5.3%) (2)
                U.S. Treasury Inflation Index Bond:
     1,064,710   3.38%, 1/15/07  *                                    1,025,411
       512,510   3.88%, 4/15/29  *                                      508,200
    10,500,000  U.S. Treasury Strip, zero coupon,
                 6.43% effective yield, 11/15/09                      5,718,300
                                                              ------------------

Total U.S. government securities                                      7,251,911
                                                              ------------------
    (cost: $7,053,027)

COLLATERALIZED MORTGAGE OBLIGATIONS (21.3%) (2)
        97,258  Federal Home Loan Mtg. Corp.,
                 1006-C, 9.15%, 10/15/20                                100,997
    10,000,000  FNMA 1998-46E, 6.00%, 8/18/28                         9,023,200
                Vendee Mortgage Trust:
     1,045,000   Series 1992-1 2K, 7.75%, 5/15/08                     1,054,165
     7,300,000   Series 1992-2 1F, 7.00%, 2/15/18                     7,206,122
     6,775,000   Series 1997-2 E, 7.50%, 5/15/24                      6,667,074
     5,100,000   Series 1999-1 3B, 6.50%, 2/15/20                     4,889,268
                                                              ------------------

Total collateralized mortgage obligations                            28,940,826
                                                              ------------------
    (cost: $29,852,433)

--------------------------------------------------------------------------------
QUANTITY ($)    NAME OF ISSUER                                  MARKET VALUE (1)
--------------------------------------------------------------------------------
SHORT-TERM SECURITIES (0.9%) (2)
     1,000,000  Fed. Home Loan Bank, 6.03%, 4/3/00                      999,665
       288,848  Dreyfus Cash Mgmt. Fund, 5.22%                          288,848
                                                              ------------------


Total short-term securities                                           1,288,513
                                                              ------------------
    (cost: $1,288,513)

Total investments in securities
    (cost: $137,599,631) (7)                                       $135,551,135
                                                              ==================

* U.S. Treasury inflation-protection securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.


         See accompanying notes to portfolios of investments on page 48.

14
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                                                                              15

[PHOTO]   SIT TAX-FREE INCOME FUND
          YEAR ENDED MARCH 31, 2000
          ----------------------------------------------------------------------
          MICHAEL C. BRILLEY, SENIOR PORTFOLIO MANAGER
          DEBRA A. SIT, CFA, SENIOR PORTFOLIO MANAGER

   Municipal yields rose during the past 12 months. The Fund provided a return of +1.58% for the quarter and -2.98% for the fiscal year ended March 31, 2000, compared to +1.20% and +0.89%, respectively, for the Lehman 5-year Municipal Index. The Fund's return, which was hurt by greater price declines in longer duration securities and widening yield spreads in health care bonds, improved during the most recent quarter as longer-term bond yields reversed their rising trend. The Fund's 30-day SEC yield increased from 4.54% to 5.52% during the year.
   The rise in yields also caused the Fund's implied duration to extend from 6.9 years to 7.7 years as some of the bonds in the portfolio became priced to maturity rather than to shorter call dates. Longer maturity holdings were sold to contain the Fund's duration extension and the Fund's average maturity was unchanged at 17.2 years. Although we expect the Federal Reserve to continue to raise rates, we intend to maintain the Fund's current duration positioning in anticipation of lower rates later this year.
   Fund assets declined from $895.4 million to $582.5 million during the past 12 months due to anticipated shareholder withdrawals for tax payments, tax loss selling in December and a significant distribution in-kind to a major group of shareholders into a separately managed fund. Nonetheless, most sector weightings ended the year little changed. Multifamily housing bonds increased from 25.9% to 30.5% and other revenue bonds increased from 7.8% to 11.1%. Single family housing bonds decreased from 13.8% to 12.1% and continue to gradually be reduced as the Fund avoids securities subject to the alternative minimum tax (AMT). Holdings in transportation bonds were advance refunded earlier in the year and sold at relatively low yields. Securities rated A or better decreased from 71.0% to 60.6%, in part, as the Fund has sought to retain its positions in higher (i.e., 6.25% to 7.25%) yielding securities and, in part, as cash (held primarily for anticipated shareholder tax payments) decreased from 11.0% to 4.3%. Due to recent ratings actions in the multifamily sector, the Fund held 1.1% in securities rated less than BBB. We are monitoring these credits closely, as well as those in the health care sector, which was subject to operating margin pressure last year. We intend to maintain the Fund's weighting in health care bonds as underperformance in that sector has historically been followed by a period of strong outperformance. Our focus remains on issuers that are sole community providers, are financially flexible and have strong managements.
   Municipal bonds remain very attractively valued, particularly on an after-tax basis. Intermediate maturity bonds are currently yielding only slightly less than longer bonds, and we believe that bonds in the 8 to 15 year maturity range offer the most attractive risk/reward profile.

                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Tax-Free Income Fund is to provide a high level of current income that is exempt from federal income tax, consistent with preservation of capital, by investing in investment-grade municipal securities.

     Such municipal securities generate interest that is exempt from regular federal income taxes. Of the municipal securities in which the Fund invests, 100% will be rated investment grade at time of purchase. The Adviser does not intend to invest in securities that generate interest income treated as a tax preference for alternative minimum taxable income purposes.


                                PORTFOLIO SUMMARY

                 Net Asset Value  3/31/00:   $  9.57 Per Share
                                  3/31/99:   $ 10.39 Per Share
                         Total Net Assets:   $582.5 Million
                         30-day SEC Yield:      5.52%
                     Tax Equivalent Yield:      9.14%(1)
               12-Month Distribution Rate:      5.18%
                         Average Maturity:     17.2 Years
          Duration to Estimated Avg. Life:      7.5 Years(2)
                       Effective Duration:      7.7 Years(2)

(1)For individuals in the 39.6% federal tax bracket.
(2) See next page.


                               PORTFOLIO STRUCTURE
                             (% OF TOTAL NET ASSETS)

                                  [BAR CHART]

                     Multifamily Mortgage Revenue   30.5
                     Hospital/Health Care Revenue   24.5
                   Single Family Mortgage Revenue   12.1
                              Other Revenue Bonds   11.1
                           Education/Student Loan    5.5
                          Closed-End Mutual Funds    4.4
                               Sectors Under 3.0%    7.6
                          Cash & Other Net Assets    4.3

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                          AVERAGE ANNUAL TOTAL RETURNS*

                         SIT                        LIPPER
                      TAX-FREE       LEHMAN         GENERAL
                       INCOME     5-YEAR MUNI.    MUNI. BOND
                        FUND       BOND INDEX      FUND AVG.
                      --------    ------------    ----------

3 Month**               1.58%         1.20%         2.80%
1 Year                 -2.98          0.89         -2.40
5 Year                  5.41          5.12          4.96
10 Year                 6.35          6.29          6.51
Inception               6.59          6.36          6.73
   (9/29/88)

                            CUMULATIVE TOTAL RETURNS*

                         SIT                        LIPPER
                      TAX-FREE        LEHMAN        GENERAL
                       INCOME     5-YEAR MUNI.    MUNI. BOND
                        FUND       BOND INDEX      FUND AVG.
                      --------    ------------    ----------
1 Year                 -2.98%         0.89%        -2.40%
5 Year                 30.16         28.34         27.36
10 Year                85.17         83.96         87.92
Inception             108.38        103.25        111.61
  (9/29/88)


*AS OF 3/31/00.                                                **NOT ANNUALIZED.




--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN 5-YEAR MUNI. BOND INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.

(2) Duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Estimated average life duration is based on current interest rates and the Adviser's assumptions regarding the expected average life of individual securities held in the portfolio. Implied duration is calculated based on historical price changes of securities held by the Fund. The Adviser believes that the portfolio's implied duration is a more accurate estimate of price sensitivity provided interest rates remain within their historical range. If interest rates exceed the historical range, the estimated average life duration may be a more accurate estimate of price sensitivity.


                                GROWTH OF $10,000

                              [PLOT POINTS CHART]

The sum of $10,000 invested at inception (9/29/88) and held until 3/31/00 would have grown to $20,838 in the Fund or $20,325 in the Lehman 5-Year Municipal Bond Index assuming reinvestment of all dividends and capital gains.


                                 QUALITY RATINGS
                             (% OF TOTAL NET ASSETS)

                                                   LOWER OF MOODY'S, S&P,
                                                   FITCH OR DUFF & PHELPS
                                                        RATINGS USED.

                                  [PIE CHART]

                                          A   24.1%
                                         AA   14.5%
                                        AAA   17.7%
                    Cash & Other Net Assets    4.3%
                              Less than BBB    1.0%
                                        BBB   38.4%

                                                   Total number of holdings: 420

SIT TAX-FREE INCOME FUND
MARCH 31, 2000
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

------------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)        NAME OF ISSUER                                                                                  MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (91.3%) (2)
   ALABAMA (0.1%)
          500,000   Valley Special Care Fac. Fin. Auth. Rev. Series 1997A Lanier Mem. Hosp. Proj., 5.50%, 11/1/07          $477,710
                                                                                                                       -------------

   ALASKA (2.5%)
                    Alaska HFC:
       12,505,000     Gen. Mtg. Rev. 1997 Series A, Zero Coupon, 6.15% Effective Yield on Purchase Date, 12/1/17          4,296,343
        1,990,000     Hsg. Dev. Series 1997A (Multifamily pooled loans), 5.65%, 12/1/20                                   1,961,682
          425,000     Mtg. Series 1997A1, 5.50%, 12/1/17                                                                    402,007
        3,750,000     Series 1998A1, 5.30%, 12/1/17                                                                       3,613,950
          310,000   AK Industrial Dev. & Export Auth. Rev. Refunding Revolving Fund Series 1993A, 5.60%, 4/1/03             313,661
                    Palmer Hosp. Rev. Series 1999 (Valley Hosp. Assn. Proj.) (Asset Guaranty insured):
        3,150,000     5.00%, 12/1/08                                                                                      3,050,775
        1,100,000     5.35%, 12/1/11                                                                                      1,075,107
                                                                                                                       -------------
                                                                                                                         14,713,525
                                                                                                                       -------------
   ARIZONA (1.1%)
                    Maricopa  Co. Industrial Dev. Auth. Multifamily Hsg. Rev.:
        2,780,000     Series 1995A, 6.50%, 10/1/25                                                                        2,806,215
          685,000     Series 1995B, 7.15%, 10/1/25                                                                          679,445
          775,000     Series 1997A (Mercy Bond Prop. AZ-I Proj.), 6.25%, 7/1/27                                             750,309
          305,000     Series 1997B (Mercy Bond Prop. AZ-I Proj.), 7.25%, 7/1/17                                             297,637
          450,000     Series 1998A (Pines at Camelback Apts. Proj.)(Asset Guaranty insured), 5.40%, 5/1/18                  416,687
          500,000   Maricopa Co. Industrial Dev. Auth. Educ. Rev. Series 2000A (Arizona Charter Schools Proj. I),
                        6.50%, 7/1/12                                                                                       501,190
        1,070,000   Valley HDC Phoenix Hsg. Rev. 1979 (Roosevelt Plaza) (Section 8), 8.00%, 10/1/20                       1,080,486
                                                                                                                       -------------
                                                                                                                          6,531,969
                                                                                                                       -------------
   ARKANSAS (0.5%)
          187,281   Drew Co. Public Fac. Bd. Single Family Mtg. Rev. Refunding Series 1993-A2 (FNMA backed),
                      7.90%, 8/1/11                                                                                         194,418
          128,085   Jacksonville Res. Hsg. Fac. Bd. Single Family Mtg. Rev. Refunding Series 1993B, 7.75%, 1/1/11           133,262
          131,816   Lonoke Co. Res. Hsg. Fac. Bd. Single Family Mtg. Rev. Refunding 1993B, 7.375%, 4/1/11                   136,267
        1,615,000   Maumelle HDC First Lien Rev. Refunding 1992 Series A (Section 8), 7.875%, 7/1/09                      1,679,552
          865,000   Saline Co. Res. Hsg. Fac. Bd. Single Family Mtg. Rev. Refunding Series 1992, 7.875%, 3/1/11             892,715
                                                                                                                       -------------
                                                                                                                          3,036,214
                                                                                                                       -------------
   CALIFORNIA (3.4%)
                    ABAG Fin. Auth. Certificates of Participation:
        1,390,000     Refunding Series 1997A (American Baptist Homes of the West Proj.), 5.85%, 10/1/27                   1,166,627
        1,390,000     Series 1999 (Channing House Proj.), 5.375%, 2/15/19                                                 1,174,536
        1,000,000   Bell  Cmty. Hsg. Auth. Rev. Series 1995A (Mobilehomes Park Acquisition Proj.), 6.40%, 10/1/15         1,020,850
        1,850,000   CA Dept. of Veterans Affairs Home Mtg. Purchase Rev. Series 1999A, 5.10%, 12/1/19                     1,655,177
        4,330,000   CA HFA Home Mtg. Rev. Series 1999F (MBIA insured), Zero Coupon, 5.50% Effective Yield on
                      Purchase Date, 8/1/17                                                                               1,618,121
        2,085,000   CA Statewide Cmty. Dev. Auth. Apt. Dev. Rev. Refunding Series 1998A-4 (Irvine Apt. Cmty. Proj.)
                      Mandatory Put 5/15/13, 5.25%, 5/15/25                                                               1,960,442
        1,390,000   CA Statewide Cmty. Dev. Auth. Multifamily Hsg. Rev. Refunding Series 1999I (Archstone/Seascape
                      Village Apts. Proj.) Mandatory Put 6/1/08, 5.25%, 6/1/29                                            1,345,089
        1,000,000   Chula Vista Redev. Agency Refunding Tax Allocation Senior Series 1994A (Bayfront-Town
                      Center Redev. Proj.), 7.625%, 9/1/24                                                                1,092,540
        1,200,000   Corona Single Family Mtg Rev. Subordinate Series 1996B, 6.30%, 11/1/28                                1,204,644
                    Northern Inyo Co. Hosp. Dist. Rev. Series 1998 (ACA insured):

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
------------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)        NAME OF ISSUER                                                                                  MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
          275,000     5.15%, 12/1/15                                                                                        247,060
          290,000     5.20%, 12/1/16                                                                                        259,828
       17,385,000   Foothill / Eastern Transportation Corridor Agy. Toll Rd. Rev Series 1995A Prerefunded Sr. Lien,
                      Zero Coupon, 6.45% Effective Yield on Purchase Date, 1/1/26                                         3,860,687
        1,850,000   Glendale Hosp. Rev. Refunding Series 1994 (Verdugo Hills Hosp.), 8.00%, 1/1/12                        2,080,140
                    Ridgecrest Refunding Certificates of Participation Series 1999 (Ridgecrest Civic Center Proj.):
          275,000     5.55%, 3/1/09                                                                                         270,702
          290,000     5.65%, 3/1/10                                                                                         286,224
          350,000     6.00%, 3/1/14                                                                                         347,697
                                                                                                                       -------------
                                                                                                                         19,590,364
                                                                                                                       -------------
   COLORADO (3.3%)
        2,440,000   Aurora Hsg. Auth. Multifamily Hsg. Rev. Senior Series 1999A (River Falls Proj.), 5.60%, 7/1/19        2,222,913
        2,040,000   Central Platte Valley Met. Dist. (Denver Co.) G.O. Series 1999 (ACA insured), 5.15%, 12/1/13          1,915,499
        1,910,000   CO E-470 Business Met. Dist. G.O. Series 1999 (ACA insured), 5.00%, 12/1/11                           1,784,685
        1,250,000   CO Hlth. Fac. Auth. Rev. Series 1995 (Covenant Retirement Communities Proj.), 6.75%, 12/1/15          1,280,600
                    CO HFA Single Family Program Senior:
        1,670,000     Series 1996B-2, 7.45%, 11/1/27                                                                      1,807,875
          930,000     Series 1997B-3, 6.80%, 11/1/28                                                                        995,453
          500,000     Series 1998A-3, 6.50%, 11/1/29                                                                        521,365
        1,000,000   CO Hlth. Fac. Auth. Hosp. Rev. Series 1998 (Parkview Med. Center, Inc. Proj.), 5.15%, 9/1/13            857,090
        1,400,000   CO Hlth. Fac. Auth. Rev. Series 1998B (Natl. Benevolent Assoc. Proj.), 5.25%, 2/1/18                  1,121,512
          600,000   Denver Hsg. Corp. Multifamily Rev. Refunding Series 1997A (Section 8), 5.35%, 10/1/12                   579,846
        2,780,000   Highlands Ranch Met. District #3 (Douglas Co.) (ACA insured) Refunding Series 1998B,
                      5.25%, 12/1/18                                                                                      2,507,115
          240,000   Thornton Single Family Mtg. Rev. Refunding 1992 Series A, 8.05%, 8/1/09                                 248,196
          195,000   Vail Single Family Mtg. Rev. Refunding Series 1992, 8.125%, 6/1/10                                      207,490
                    Westminster Golf Course Activity Enterprise Rev. Series 1998:
        1,390,000     5.55%, 12/1/23                                                                                      1,214,485
        1,025,000     5.40%, 12/1/13                                                                                        957,945
        1,195,000   Westminster Multifamily Hsg. Rev. Refunding Series 1992 (Ironwood at the Ranch Proj.),
                      7.45%, 12/1/10                                                                                      1,211,551
                                                                                                                       -------------
                                                                                                                         19,433,620
                                                                                                                       -------------
   CONNECTICUT (0.4%)
          640,000   CT Dev. Auth. First Mtg. Gross Rev. Hlth. Care Proj. Series 1997 (Church Homes, Inc. Avery
                      Proj.), 5.70%, 4/1/12                                                                                 572,000
          675,000   CT HFA Hsg. Multifamily Mtg. Series 1995E1, 6.30%, 5/15/17                                              689,283
        1,850,000   Mashantucket Western Pequot Tribe Subordinated Special Rev. Series 1999B, Zero Coupon,
                      5.05% Effective Yield on Purchase Date, 9/1/09                                                      1,048,673
                                                                                                                       -------------
                                                                                                                          2,309,956
                                                                                                                       -------------
   DISTRICT OF COLUMBIA (0.4%)
        1,390,000   District of Columbia HFA Multifamily Hsg. Refunding Rev. Series 1992C (FHA
                      insured) (Chastleton Dev.), 6.95%, 7/1/27                                                           1,437,663
          650,000   District of Columbia Rev. Bonds Series 1999 (American Assn. of Homes & Svcs. for the
                      Aging, Inc. Headquarters Proj.)(ACA insured), 6.20%, 7/1/19                                           647,055
                                                                                                                       -------------
                                                                                                                          2,084,718
                                                                                                                       -------------
   FLORIDA (1.1%)
          820,000   Escambia Co. Hlth. Fac. Auth. Rev. Series 1997 (Azalea Trace, Inc. Proj.), 5.60%, 1/1/05                799,935
        1,370,000   FL HFC Hsg. Rev. Refunding Series 1998O (Hunters Ridge At Deerwood Apts. Proj.), 5.25%, 12/1/18       1,232,712
                    Hillsborough Co. Industrial Dev. Auth. Rev. Series 1999A (University Community Hosp. Proj.):
        1,250,000      4.90%, 8/15/07                                                                                     1,153,237
          600,000      5.20%, 8/15/10                                                                                       539,874

        See accompanying notes to portfolios of investments on page 48.
                                                                              19
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MARCH 31, 2000
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

------------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)        NAME OF ISSUER                                                                                  MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
        1,000,000   Jacksonville Hlth. Fac. Auth. Industrial Dev. Rev. Series 1996A (Natl. Benevolent-Cypress
                      Village Proj.), 6.25%, 12/1/26                                                                        879,940
                    Lee Co. Industrial Dev. Auth. Hlth. Care Fac. Rev. Series 1999A (ShellPoint Village Proj.):
          545,000     5.50%, 11/15/08                                                                                       503,313
        1,200,000     5.50%, 11/15/10                                                                                     1,072,620
                                                                                                                       -------------
                                                                                                                          6,181,631
                                                                                                                       -------------
   GEORGIA (2.5%)
                    Clayton Co. Hsg. Auth. Multifamily Hsg. Rev. Series 1999A (Magnolia Parks Apts. Proj.):
        1,180,000     5.90%, 12/1/14                                                                                      1,095,689
        2,560,000     6.125%, 12/1/24                                                                                     2,320,512
          760,000   Cobb Co. HA Multifamily Rev. Refunding Series 1992A  (Signature Place Project), 6.875%, 10/1/17         772,441
                    Conyers Hsg. Auth. Rev. Senior Lien Series 1999A (RHA/Affordable Hsg., Inc. Proj.)
                      (QBE insured), Mandatory Put 10/1/09:
        1,000,000       5.60%, 10/1/39                                                                                      968,540
        1,530,000       5.95%, 10/1/39                                                                                    1,522,335
                    Dekalb Co. Hsg. Auth. Multifamily Hsg. Rev. (Regency Woods I & II):
        1,430,000     Senior Series 1996A, 6.375%, 1/1/11                                                                 1,449,434
        1,320,000     Subordinate Series 1996C, 7.25%, 1/1/26                                                             1,304,622
        3,935,000   Fulton Co. Non-Profit Elderly Rev. Series 1998  (Campbell Stone Buckhead Personal Care
                      Fac. Proj.) (GNMA collateralized), 7.75%, 11/20/39                                                  4,283,877
                    Royston Hosp. Auth. Rev. Refunding Series 1999 (Ty Cobb Healthcare Sys., Inc. Proj.):
          325,000     6.00%, 7/1/04                                                                                         318,656
          335,000     6.125%, 7/1/09                                                                                        320,059
                                                                                                                       -------------
                                                                                                                         14,356,165
                                                                                                                       -------------
   HAWAII (0.6%)
        1,170,000   Hawaii Dept. of Budget and Finance Special Purpose Rev. Series 1998,
                      (Wilcox Memorial Hosp. Proj.), 5.25%, 7/1/13                                                          997,168
        1,400,000   Hawaii St. Hsg. Fin. & Dev. Corp. Single Family Mtg. Purchase Series 1997B, 5.45%, 7/1/17             1,319,248
        1,210,000   Honolulu Mtg. Rev. Ref. Series 1996A (Hale-Pauahi Proj.)(FHA insured)
                      (MBIA insured), 6.80%, 7/1/28                                                                       1,264,292
                                                                                                                       -------------
                                                                                                                          3,580,708
                                                                                                                       -------------
   ILLINOIS (8.6%)
                    Broadview Village of Cook Co. Tax Increment Rev. Series 1999:
          750,000     4.90%, 7/1/06                                                                                         715,725
        1,000,000     5.00%, 7/1/07                                                                                         948,570
        1,085,000     5.05%, 7/1/08                                                                                       1,023,307
        2,030,000     5.10%, 7/1/09                                                                                       1,904,282
        1,430,000   Chicago Res. Mtg. Rev. Refunding Series 1992B (MBIA insured) Zero Coupon, 7.30% Effective
                      Yield on Purchase Date, 10/1/09                                                                       746,560
        1,600,000   Collinsville (City of) Madison Co. Industrial Dev. Rev. Refunding (Drury Inn-Collinsville
                      Proj.) Series 1993, 6.00%, 11/1/04                                                                  1,585,360
        1,535,000   IL DFA Elderly Hsg. Rev. Refunding Series 1995A (Pontiac Towers Proj.)
                      (Section 8), 6.65%, 10/1/09                                                                         1,573,943
                    IL DFA Refunding & New Money Rev. (Cmty. Rehab. Providers Fac. Acquisition Program):
        8,870,000     Series 1997A, 6.00%, 7/1/15                                                                         7,851,990
        1,000,000     Series 1997A, 6.05%, 7/1/19                                                                           882,490
        1,200,000     Series 1997C, 5.65%, 7/1/19                                                                         1,007,712
        3,935,000     Series 1998A, 5.70%, 7/1/19                                                                         3,324,760

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
------------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)        NAME OF ISSUER                                                                                  MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
        2,015,000     Series 1998A, 5.50%, 7/1/12                                                                         1,780,212
                    IL Educ. Fac. Auth. Rev.:
        5,555,000     Series 1994 (Lewis University Proj.), 6.00%, 10/1/24                                                5,159,206
        1,115,000     Series 1998B (Midwestern University Proj.), 5.50%, 5/15/18                                          1,013,736
        1,000,000     Series 1998 (Augustana College Proj.), 5.00%, 10/1/13                                                 898,950
        1,390,000     Series 1998 (Augustana College Proj.), 5.25%, 10/1/18                                               1,241,631
        2,780,000   IL HDA Elderly Hsg. Rev. Series 1992C (Village Ctr.) (Section 8), 6.85%, 3/1/20                       2,841,243
                    IL HDA Multifamily Hsg. Rev.:
                      Refunding 1991 Series C (Section 8):
          260,000       7.35%, 7/1/11                                                                                       269,953
          100,000       7.40%, 7/1/23                                                                                       103,786
                    IL Hlth. Fac. Auth. Rev.:
                      Refunding Series 1993 (Lutheran Social Svcs. IL):
          610,000       5.70%, 8/15/00                                                                                      610,878
          475,000       5.80%, 8/15/01                                                                                      476,335
          525,000       6.00%, 8/15/03                                                                                      526,685
          545,000       6.10%, 8/15/04                                                                                      546,564
        1,000,000     Refunding Series 1994 (Passavant Memorial Area Hospital Assn.), 5.95%, 10/1/11                      1,017,600
                      Series 1994-1996 (St. Elizabeth's Hosp. of Chicago, Inc.):
          700,000       Series 1996, 6.25%, 7/1/10                                                                          712,089
        1,215,000       Series 1996, 6.25%, 7/1/16                                                                        1,191,806
        2,135,000     Refunding Series 1998 (Midwest Physician Group Ltd. Proj.), 5.375%, 11/15/08                        1,978,184
        1,000,000     Refunding Series 1998 (Centegra Hlth. Proj.), 5.25%, 9/1/18                                           844,080
        1,000,000     Refunding Series 1999 (Silver Cross Hosp. & Med. Ctrs.), 5.375%, 8/15/15                              884,480
        1,850,000   Roselle Multifamily Hsg. Rev. Refunding Series 1994A (GNMA collateralized)
                      (Waterbury Apts.)  (FHA insured), 7.00%, 1/1/25                                                     1,944,517
        4,865,000   Southwestern IL Dev. Auth. Local Govt. Prog. Rev. Series 1998-A (City of East St. Louis
                      Tax Increment Financing Proj.), 6.00%, 4/1/10                                                       4,731,261
          175,000   Urbana Res. Mtg. Rev. Refunding 1991 Series B Zero Coupon, 7.39% Effective Yield on
                      Purchase Date, 3/1/07                                                                                 107,076
                                                                                                                       -------------
                                                                                                                         50,444,971
                                                                                                                       -------------
   INDIANA (6.7%)
                    Elkhart Co. Hosp. Auth. Rev.:
        1,665,000     Series 1992 (Goshen Hosp. Proj.), 7.25%, 7/1/05                                                     1,725,772
        3,705,000     Series 1998 (Elkhart General Hosp., Inc. Proj.), 5.25%, 8/15/18                                     3,230,130
        2,005,000   Elkhart HFC Multifamily Mtg. Rev. Series 1996A (Section 8 Assisted
                      Proj.) (Stratford Commons), 6.00%, 11/1/10                                                          2,003,316
                    IN Bond Bank Special Prgm.:
        1,975,000     Series 1997C (Pittsboro Wastewater Treatment Plant Proj.), 5.70%, 8/1/17                            1,938,186
        1,390,000     Series 1997B (Hendrick's Co. Redev. Auth.-Pittsboro Proj.)(LOC Canadian Imperial Bank),
                      6.20%, 2/1/23                                                                                       1,400,745
        2,175,000   IN DFA Educ. Fac. Rev. Series 1997 (Park Tudor Foundation Proj.), 6.00%, 6/1/22                       2,183,918
                    IN Educ. Fac. Auth. Educ. Fac. Rev. Series 1992 (Manchester College Proj.):
          250,000     6.50%, 10/1/05                                                                                        256,745
          305,000     6.60%, 10/1/06                                                                                        313,598
          175,000     6.85%, 10/1/18                                                                                        179,380
                    IN Hlth. Fac. Fin. Auth. Hosp. Rev.:
                      Series 1992 (Fayette Mem. Hosp. Proj.):
          250,000       7.00%, 10/1/02                                                                                      255,215
          295,000       7.10%, 10/1/03                                                                                      299,912

        See accompanying notes to portfolios of investments on page 48.
                                                                              21
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MARCH 31, 2000
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

------------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)        NAME OF ISSUER                                                                                  MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
          315,000       7.20%, 10/1/04                                                                                      323,978
          390,000       7.30%, 10/1/07                                                                                      401,852
          420,000       7.30%, 10/1/08                                                                                      432,764
        1,850,000     Series 1992 (Mem. Hosp. & Hlth. Care Ctr. Proj.), 7.35%, 3/1/12                                     1,894,826
          500,000     Refunding Series 1998 (Floyd Mem. Hosp. & Hlth. Svcs. Proj.), 5.40%, 2/15/18                          445,515
        3,475,000     Refunding Series 1998 (Jackson Co. Schneck Proj.), 5.125%, 2/15/17                                  2,781,182
        1,850,000     Refunding Series 1998 (Marquette Manor Proj.), 5.00%, 8/15/18                                       1,547,784
        1,220,000     Series 1998 (Governor Daviess Co. Hosp. Proj.) (Asset Guaranty insured), 5.00%, 1/1/14              1,117,447
        1,485,000     Series 1999A (Deaconess Hosp. Obligated Group), 5.75%, 3/1/19                                       1,352,627
        1,000,000     Series 1999D (Charity Obligated Group), 5.50%, 11/15/11                                               992,310
          465,000   IN HFA  Home Mtg. Prog. Series 1990F-1 (GNMA collateralized), 7.50%, 1/1/16                             477,560
          750,000   IN HFA Single Family Mtg. Rev. Refunding Series 1992A, 6.80%, 1/1/17                                    766,770
                    IN Hlth. Fac. Fin. Auth. Rev. Refunding Series 1998 (Greenwood Village South Proj.):
          490,000     5.00%, 5/15/03                                                                                        478,426
          140,000     5.15%, 5/15/04                                                                                        135,684
          150,000     5.25%, 5/15/06                                                                                        142,826
          170,000     5.35%, 5/15/08                                                                                        158,825
        2,545,000   Indianapolis Econ. Dev. Refunding & Imprv. Rev. Series 1992 (Natl. Benevolent
                      Assn.-Robin Run Village Proj.), 7.25%, 10/1/10                                                      2,605,545
                    Indianapolis Econ. Dev. Rev. (Willowbrook Apts. Proj.):
        1,850,000     Senior Series 1996A, 6.50%, 7/1/16                                                                  1,822,435
        1,325,000     Subordinate Series 1996C, 7.125%, 7/1/26                                                            1,319,342
        3,705,000   La Porte Co. Hosp. Auth. Fac. Rev. Refunding Series 1993, 6.00%, 3/1/23                               3,207,456
          760,000   Marion HC Mtg. Rev. Refunding Series 1994 (Hilltop Towers Proj.)(Section 8), 6.90%, 10/1/10             777,548
        2,085,000   St. Joseph Co. Hosp. Auth. Hlth. Fac. Rev. Series 1999 (Madison Center, Inc. Proj.),
                      5.45%, 2/15/12                                                                                      1,828,649
                                                                                                                       -------------
                                                                                                                         38,798,268
                                                                                                                       -------------
   IOWA (1.3%)
        1,390,000   IA Fin. Auth. Small Business Dev. Refunding Rev. Series 1992 (University Civic Ctr. Court
                      Assn. Proj.), 7.40%, 3/1/17                                                                         1,464,629
                    IA Fin. Auth. Hlth. Care Fac. Rev. Series 1997 (Natl. Benevolent Assn.- Ramsey Home Proj.):
        1,430,000     6.15%, 5/1/17                                                                                       1,270,169
        2,240,000     6.35%, 5/1/27                                                                                       1,972,298
        1,130,000   IA Fin. Auth. Multifamily Hsg. Rev. Refunding Series 1997A (Kingswood Apts. Proj.)
                      (GNMA-collateralized), 6.15%, 5/1/32                                                                1,131,480
          300,000   Keokuk Hosp. Fac. Rev. Refunding Series 1998B (Keokuk Area Hosp. Proj.), 5.40%, 12/01/15                275,289
        1,390,000   Ottumwa Hosp. Rev. Refunding Series 1993 (Ottumwa Regional Hlth. Ctr.), 6.00%, 10/1/10                1,300,095
                                                                                                                       -------------
                                                                                                                          7,413,960
                                                                                                                       -------------
   KANSAS (0.2%)
           40,000   Geary Co. Single Family Mtg. Rev. 1980 (FGIC insured), 10.75%, 4/1/12                                    40,425
        1,010,000   Kansas City Single Family Mtg. Rev. Series 1982A Zero Coupon, 11.23% Effective Yield on
                      Purchase Date, 11/1/14                                                                                200,504
                    Newton Hosp. Rev. Refunding Series 1998A (Newton Medical Ctr. Proj.):
          425,000     5.13%, 11/15/06                                                                                       401,454
          250,000     5.25%, 11/15/08                                                                                       231,937
        1,295,000   Olathe & Labette Cos. Mtg. Loan Rev. 1991 Series B (GNMA collateralized) Zero Coupon, 7.56%
                      Effective Yield on Purchase Date, 2/1/23                                                              244,820
                                                                                                                       -------------
                                                                                                                          1,119,140
                                                                                                                       -------------

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
------------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)        NAME OF ISSUER                                                                                  MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
   KENTUCKY (0.2%)
        1,850,000   KY Econ. Dev. Fin. Auth. Hosp. Sys. Rev. Series 1997 (Appalachian Regional Hlthcare. Proj.),
                      5.85%, 10/1/17                                                                                      1,441,169
                                                                                                                       -------------

   LOUISIANA (1.5%)
          680,000   Calcasieu Parish Industrial Dev. Rev. 1975 (Cities Service Co. Proj.), 7.80%, 12/1/05                   682,890
        5,235,000   Denham Springs/Livingston HMFA Residual Rev. Series 1992C Zero Coupon,
                      7.65% Effective Yield on Purchase Date, 7/10/14                                                     1,835,077
        1,415,000   East Baton Rouge Single Family Mtg. Rev. Refunding Series 1997C-3 Subordinate Bonds,
                      5.65%, 10/1/18                                                                                      1,346,457
        3,705,000   Houma-Terrebonne Public Trust Fin. Auth. Residual Rev. Series 1992C Zero Coupon, 7.60%
                      Effective Yield on Purchase Date, 7/10/14                                                           1,286,376
          495,000   LA HFA Residual Lien Refunding Mtg. Rev. Series 1992, 7.375%, 9/1/13                                    507,929
        1,780,000   LA HFA Single Family Mtg. Rev. Series 1999B (GNMA/FNMA collateralized) (Home Ownership
                      Program Proj.), 5.55%, 12/1/24                                                                      1,706,771
          130,483   LA PFA Single Family Mtg. Rev. Series 1992 (Lafayette PTFA Mtg. Acquisition), 7.50%, 10/1/15            135,438
        1,290,000   LA PFA Rev. Multifamily Hsg. Rev. Series 1991 (VOA Hsg. Corp.) (Asset Guaranty insured),
                      7.25%, 11/1/04                                                                                      1,341,381
                                                                                                                       -------------
                                                                                                                          8,842,319
                                                                                                                       -------------
   MAINE (0.2%)
        1,000,000   South Berwick Educ. Rev. Series 1998 (Berwick Academy Issue), 5.25%, 8/1/13                             913,720
                                                                                                                       -------------

   MARYLAND (0.2%)
                    MD Econ. Dev. Corp. Student Hsg. Rev.:
        1,000,000     Series 1999A (Collegiate Hsg. Foundation - Towson Proj.), 5.70%, 6/1/12                               972,410
          470,000     Series 1999A (Collegiate Hsg. Foundation - University Courtyard Proj.), 5.20%, 6/1/07                 454,415
                                                                                                                       -------------
                                                                                                                          1,426,825
                                                                                                                       -------------
   MASSACHUSETTS (1.0%)
        1,000,000   MA Dev. Finance Agency Rev. Series 1999 (Eastern Nazarene College Issue), 5.625%, 4/1/19                895,290
                    MA Hlth. & Educ. Fac. Auth. Rev.:
                      Series 1998A (Vinfen Corp. Proj.) (ACA insured):
          440,000       5.10%, 11/15/11                                                                                     402,072
          310,000       5.20%, 11/15/12                                                                                     282,860
          485,000       5.30%, 11/15/13                                                                                     441,961
        1,365,000     Series 1998B (Cape Cod Hlth. Care Proj.), 5.25%, 11/15/13                                           1,174,091
        1,000,000     Series 1998C (Milford-Whitinsville Regional Hosp. Issue), 5.75%, 7/15/13                              875,220
          700,000   MA Industrial Finance Agency Rev. Series 1998 (Belmont Hill School Issues), 5.15%, 9/1/13               660,625
                    Rail Connections, Inc. Route 128 Parking Garage Rev. Series 1999A:
          250,000     5.00%, 7/1/06                                                                                         240,375
        1,105,000     5.125%, 7/1/07                                                                                      1,064,734
                                                                                                                       -------------
                                                                                                                          6,037,228
                                                                                                                       -------------
   MICHIGAN (2.8%)
        1,305,000   Detroit Econ. Dev. Corp. Limited Obligation Rev. Refunding Series 1992 (E.H. Associates
                      Ltd. Partnership Proj.), 7.00%, 6/1/12                                                              1,305,209
        1,930,000   Flint Hosp. Bldg. Auth. Rev. Refunding Series 1998A (Hurley Medical Ctr. Proj.), 5.25%, 7/1/16        1,561,235
                    Grand Rapids Charter Township Econ. Dev. Corp. Rev. Series 1999 (Porter Hills Obligated Group
                      Cook Valley Estates Proj.):
          800,000       5.20%, 7/1/14                                                                                       734,168
        2,315,000       5.35%, 7/1/19                                                                                     2,039,515

        See accompanying notes to portfolios of investments on page 48.
                                                                              23
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MARCH 31, 2000
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

------------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)        NAME OF ISSUER                                                                                  MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
                    John Tolfree Hlth. System, Mtg. Rev. & Refunding Series 1999:
          295,000     5.25%, 9/15/04                                                                                        282,315
          395,000     5.30%, 9/15/05                                                                                        373,974
          665,000   MI Hosp. Fin. Auth. Hosp. Rev. and Refunding Series 1998 (Chelsea Cmty. Hosp.
                      Proj.), 5.35%, 5/15/13                                                                                567,917
        2,780,000   MI Higher Educ. Fac. Auth. Ltd. Obligation Rev. & Rev. Refunding Series 1998 (Thomas M.
                      Cooley Law School Proj.) (LOC First of America Bank), 5.35%, 5/1/15                                 2,637,553
          700,000   MI State Hosp. Fin. Auth. Rev. Series 1997 (Presbyterian Vlgs. of Mich. Oblig. Group Proj.),
                      6.375%, 1/1/15                                                                                        651,854
        1,480,000   MI Strategic Fund Ltd. Obligation Rev. Series 1997A (NSF Intl. Proj.) (LOC First Bank of
                      America), 5.75%, 8/1/19                                                                             1,437,864
        2,095,000   Southfield Econ. Dev. Corp. Ltd. Obligation Rev. Series 1998A (Lawrence Tech. Univ. Proj.),
                      5.25%, 2/1/13                                                                                       1,901,443
        2,545,000   Troy City EDC Econ. Dev. Rev. Refunding Series 1992 (Drury Inn-Troy Proj.)
                      (Lincoln Natl. Corp.), 6.75%, 10/1/12                                                               2,641,608
                                                                                                                       -------------
                                                                                                                         16,134,655
                                                                                                                       -------------
   MINNESOTA (1.9%)
        3,410,000   Dakota Co. HRA Multifamily Mtg. Rev. Refunding Series 1997A (Park Place
                      Apts. Proj.)(GNMA Collateralized), 6.875%, 2/20/32                                                  3,601,335
          740,000   Hopkins Multifamily Hsg. Rev. Series 1996 (Hopkins Renaissance Proj.)(Section 8), 6.375%, 4/1/20        753,934
        1,235,000   MN HFA  Single Family Mtg. Series 1998A, 5.20%, 1/1/17                                                1,169,323
        1,213,111   Moorhead Single Family Mtg. Rev. Refunding Series 1992B, 7.00%, 8/1/11                                1,247,855
        2,315,000   Plymouth Multifamily Hsg. Dev. Rev. Refunding Series 1996A (GNMA collateralized)
                      (Fox Forest Apts. Proj.), 8.05%, 6/20/31                                                            2,570,229
        1,625,000   South Washington Co. ISD #833, (Cottage Grove) Lease Refunding Series 1998 (Asset
                      Guaranty insured), 5.25%, 12/1/14                                                                   1,595,555
                                                                                                                       -------------
                                                                                                                         10,938,231
                                                                                                                       -------------
   MISSISSIPPI (0.9%)
          750,000   Jones Co. Hosp. Rev. Series 1997 (South Central Regional Med. Ctr. Proj.), 5.50%, 12/1/17               633,180
          465,000   Lincoln Co. Hosp. Rev. Refunding Series 1998A (Kings Daughter Hosp. Proj.),  5.20%, 4/1/08              457,653
          965,000   MS Business Fin. Corp. Hlth. Fac. Rev. Series 1998 (Rush Medical Fdn., Proj.), 5.125%, 7/1/08           874,830
                    MS Hosp. Equip. and Fac. Auth. Rev. (Rush Medical Fdn. Proj.):
        1,795,000     Refunding Series 1997A, 6.00%, 1/1/16                                                               1,580,731
        1,390,000     Series 1997B, 6.00%, 1/1/16                                                                         1,224,076
          305,000   MS Home Corp. Single Family Mtg. Rev. Series 1995G (GNMA collateralized), 6.10%, 6/1/16                 308,520
                                                                                                                       -------------
                                                                                                                          5,078,990
                                                                                                                       -------------
   MISSOURI (1.8%)
        1,000,000   Kansas City Port Hlth. Series 1995A (Riverfront Park Proj.), 5.75%, 10/1/00                           1,005,690
                    MO Hlth. & Educ. Fac. Auth. Educ. Fac. Rev.:
          545,000     Series 1998 (Southwest Baptist University Proj.) (ACA insured), 5.40%, 10/1/14                        515,238
        1,000,000     Series 1999 (Rockhurst Univ.) (Asset Guaranty insured), 5.10%, 10/1/19                                918,020
        1,000,000     Series 1999 (Park College Proj.), 5.55%, 6/1/09                                                       973,610
        1,825,000   MO. HDC Single Family Rev. Series 1997C-1 (GNMA collateralized), 6.55%, 9/1/28                        1,917,108
                    MO Environmental Impt. & Energy Res. Auth. Water Fac. Rev. Refunding Series 1999
                      (Tri -Co. Water Auth Proj.) (Asset Guaranty insured):
          425,000       5.50%, 4/1/06                                                                                       431,498
          400,000       5.50%, 4/1/07                                                                                       405,796
        1,055,000   St. Louis Co.  Industrial Dev. Auth. Hsg. Rev. Refunding Series 1995 (South Point Apts. and
                      Hunter's Ridge Apts. Proj.), 7.875%, 1/1/25                                                         1,093,877
           30,000   St. Louis Co. Single Family Res. Mtg. Series 1984 (MBIA insured), 6.75%, 4/1/10                          30,592

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
------------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)        NAME OF ISSUER                                                                                  MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
                    St. Louis Co. Industrial Dev. Auth. Hlth. Care Fac. Rev. Refunding Series 1999 (Nazareth
                      Living Ctr. Proj.):
          200,000     5.10%, 8/15/07                                                                                        184,230
          200,000     5.15%, 8/15/08                                                                                        181,906
                    St. Louis Industrial Dev. Auth. Tax-Exempt Impt. Rev. Series 1998 (St. Louis Zoo Fdn.)(LOC
                      Nationsbank):
        1,000,000     5.10%, 8/15/12                                                                                        935,550
          800,000     5.15%, 8/15/13                                                                                        747,088
        1,000,000   St. Louis Muni Fin. Corp. Leasehold Rev. Refunding Series 1993A. 5.85%, 7/15/09                       1,023,600
                                                                                                                       -------------
                                                                                                                         10,363,803
                                                                                                                       -------------
   MONTANA (0.2%)
        1,000,000   Crow Finance Auth. Tribal Purpose Revenue Series 1997A, 5.70%, 10/1/27                                  918,890
                                                                                                                       -------------

   NEBRASKA (0.1%)
          750,000   Scotts Bluff Co. Hosp. Auth. #1 Rev. Series 1998 (Regl. West Med. Ctr. Proj.), 5.125%,
                      11/15/12                                                                                              680,685
                                                                                                                       -------------

   NEVADA (1.3%)
                    NV Hsg. Dev. SF Mtg. Program:
        1,470,000     Sr. Series 1995A-1, 6.45%, 10/1/18                                                                  1,497,283
        1,575,000     Sr. Series 1998B-1, 5.25%, 10/1/17                                                                  1,448,087
        1,045,000     Mezzanine Series 1998B-1, 5.30%, 4/1/16                                                               971,442
          800,000     Mezzanine Series 1999A-1, 5.10%, 10/1/17                                                              718,648
        1,495,000     Mezzanine Series 1999B-1, 5.15%, 10/1/17                                                            1,350,972
                    Reno Redev. Agency Subordinate Tax Allocation and Rev. Refunding Series 1995A:
          400,000     6.00%, 6/1/08                                                                                         408,612
        1,000,000     6.125%, 6/1/12                                                                                      1,011,560
                                                                                                                       -------------
                                                                                                                          7,406,604
                                                                                                                       -------------
   NEW HAMPSHIRE (2.4%)
                    NH Higher Educ. & Hlth. Fac. Auth. Rev.:
          620,000     Series 1997 (Catholic Charities Issue), 5.75%, 8/1/12                                                 553,077
        6,020,000     Series 1993 (Nashua Memorial Hosp. Proj.), 6.00%, 10/1/23                                           5,524,735
        4,730,000   NH HFA Single Family Res. Mtg. 1982 Series A Zero Coupon, 11.75% Effective Yield on
                      Purchase Date, 1/1/14                                                                               1,519,796
                    NH Higher Educ. & Hlth. Fac. Auth. Rev.:
        1,020,000     Series 1998 (New Hampton School), 5.00%, 10/1/08                                                      962,574
        2,010,000     Series 1998 (River College Proj.), 5.55%, 1/1/18                                                    1,831,271
        4,700,000     Series 1998 (Cheshire Med. Ctr. Proj.), 5.125%, 7/1/18                                              4,028,135
                                                                                                                       -------------
                                                                                                                         14,419,588
                                                                                                                       -------------
   NEW JERSEY (0.6%)
        1,225,000   NJ EDA Rev. Refunding Bonds Series 1997A (Harrogate, Inc. Proj.), 5.875%, 12/1/26                     1,043,173
                    NJ EDA First Mtg. Rev. Series 1998C (Fellowship Village Proj.):
          410,000     4.95%, 1/1/06                                                                                         383,416
          155,000     5.05%, 1/1/07                                                                                         143,660
          250,000     5.15%, 1/1/08                                                                                         228,298
          335,000     5.20%, 1/1/09                                                                                         304,080
          440,000     5.25%, 1/1/10                                                                                         394,143
        1,050,000   NJ Hlth. Care Fac. Financing Auth. Rev. Refunding Series 1997A (Christian Hlth. Care
                      Center Proj.), 5.50%, 7/1/18                                                                          871,532
                                                                                                                       -------------
                                                                                                                          3,368,302
                                                                                                                       -------------

        See accompanying notes to portfolios of investments on page 48.
                                                                              25
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MARCH 31, 2000
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PORTFOLIO OF INVESTMENTS

------------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)        NAME OF ISSUER                                                                                  MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
   NEW MEXICO (1.1%)
          359,000   Hobbs Single Family Mtg. Rev. Refunding Series 1992, 8.75%, 7/1/11                                      381,710
        1,110,000   NM Hosp. Equip. Loan Council Equip. & Imprv. Rev. Refunding Series 1996 (Rehoboth
                    McKinley Hosp.), 6.30%, 8/1/10                                                                        1,063,202
        3,705,000   NM MFA Forward Mortgage-Backed Series 1995E (GNMA collateralized), 6.95%, 1/1/26                      4,011,366
        1,215,000   Sante Fe Educ. Fac. Rev. Series 1998 (St. Johns College Proj.), 5.40%, 3/1/17                         1,085,870
                                                                                                                       -------------
                                                                                                                          6,542,148
                                                                                                                       -------------
   NEW YORK (0.4%)
                    Monroe Co. Industrial Dev. Agy. Student Hsg. Rev. Series 1999A (Collegiate Hsg. Fdn. -
                      Rochester Institute of Technology Proj.):
          170,000       4.90%, 4/1/09                                                                                       158,282
          360,000       5.00%, 4/1/10                                                                                       335,786
                    NYC Industrial Dev. Agy. Civic Fac. Rev. Series 1999 (Good Shepherd Services Proj.):
          500,000     5.125%, 6/1/04                                                                                        487,445
        1,445,000     5.60%, 6/1/09                                                                                       1,412,314
                                                                                                                       -------------
                                                                                                                          2,393,827
                                                                                                                       -------------
   OHIO (2.1%)
                    Akron Certificates of Participation Series 1996 (Akron Municipal Baseball Stadium Proj.):
        2,780,000     Zero Coupon Convertible, 6.50% Effective Yield on Purchase Date, 12/1/16                            2,526,798
        1,000,000     Zero Coupon Convertible, 6.15% Effective Yield on Purchase Date, 12/1/07                              938,970
        1,000,000   Cleveland-Cuyahoga Port. Auth. Dev. Rev. Series 1999A (Port of Cleveland Bond Fund Capital
                      Imprv. Proj.), 5.375%, 5/15/19                                                                        852,970
        1,000,000   Hamilton CO. Hlth. Care Fac. Refunding & Impt. Series 1998A (Twin Towers Proj.), 5.125%, 10/1/18        859,020
                    Franklin Co. Hlth. Care Fac. Rev. & Impt.:
          530,000     Series 1998 (Friendship Village of Columbus Proj.), 5.25%, 8/15/12                                    462,451
          300,000     Series 1998 (Friendship Village of Columbus Proj.), 5.25%, 8/15/18                                    236,127
        1,000,000   Franklin Co. Mtg. Rev. Series 1997E (GNMA collateralized)(The Villas of St. Therese Proj.),
                      5.90%, 6/20/39                                                                                        979,400
        1,390,000   Marion Co. Hosp. Impt. Rev. Refunding Series 1996 (Cmty. Hosp. of Springfield Proj.),
                      6.375%, 5/15/11                                                                                     1,326,060
                    OH Capital Corp. for Hsg. Mtg. Rev. Refunding (FHA insured)(Section 8):
        1,455,000     Series 1995G, 6.35%, 7/1/22                                                                         1,487,839
        1,420,000     Series 1998E, 5.40%, 2/1/23                                                                         1,288,522
        1,100,000   OH Water Dev. Auth. Rev. Series 1987A (MBIA insured) (Safe Water Proj.), 5.00%, 12/1/12               1,071,730
                                                                                                                       -------------
                                                                                                                         12,029,887
                                                                                                                       -------------
   OKLAHOMA (1.6%)
        1,850,000   Muskogee Co. HFA Single Family Mtg. Rev. Refunding 1990 Series A (FGIC insured) Zero
                      Coupon, 7.65% Effective Yield on Purchase Date, 6/1/11                                                820,938
        1,000,000   OK Co. Industrial Auth. Hlth. Care Rev. Series 1999 (Natl. Benevolent Assoc. - OK Christian
                      Home Proj.), 5.50%, 2/1/24                                                                            792,780
                    OK Ind. Auth. Hosp. Rev. Bonds Series 1997A (Deaconess Hlth. Care Proj.):
        2,030,000     5.50%, 10/1/12                                                                                      1,775,235
        1,850,000     5.75%, 10/1/17                                                                                      1,558,755
        1,250,000   Oklahoma City Public Property Auth. Rev. Refunding & Impt. Series 1998 (Oklahoma City Golf
                      System) (Asset Guaranty insured), 5.20%, 10/1/18                                                    1,143,075
          320,000   Payne Co. Home Loan Auth. Single Family Rev. Refunding Series 1993A, 8.625%, 3/1/11                     331,917
        2,355,000   Tulsa Public Facilities Auth. Recreational Fac. Rev. Series 1985, 6.20%, 11/1/12                      2,418,420
          550,000   Tulsa Public Fac. Auth. Solid Waste Steam & Electric Rev. Series 1985 (Ogden Martin Systems of
                      Tulsa, Inc. Proj.) (AMBAC insured), 6.70%, 5/1/01                                                     551,007
                                                                                                                       -------------
                                                                                                                          9,392,127
                                                                                                                       -------------

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
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QUANTITY ($)        NAME OF ISSUER                                                                                  MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
   OREGON (0.8%)
        3,705,000   Cow Creek Band Umpqua Tribe of Indians Rev. Series 1998B (AMBAC insured), 5.10%, 7/1/12               3,564,914
        1,070,000   Portland Hsg. Auth. Multifamily Rev. Series 1997A (Civic Apts. Proj.), 5.70%, 1/1/28                  1,003,467
                                                                                                                       -------------
                                                                                                                          4,568,381
                                                                                                                       -------------
   PENNSYLVANIA (7.1%)
          325,000   Butler Co. Hosp. Auth. Hlth. Care Ctr. Rev. Refunding Series 1993 (St. Francis Med. Ctr.
                      Proj.), 5.65%, 5/1/02                                                                                 324,106
        1,190,000   Chester Co. Hlth. & Educ. Fac. Auth. Mtg. Rev. Refunding Series 1998, (Tel Hai
                      Obligated Group Proj.), 5.00%, 6/1/08                                                               1,089,742
                    Columbia Co. Hosp. Auth. Hlth. Care Rev. Series 1999 (Bloomsburg Hosp. Obligated Group Proj.):
          665,000     5.00%, 6/1/04                                                                                         633,831
          575,000     5.15%, 6/1/07                                                                                         528,310
        1,390,000     5.60%, 6/1/12                                                                                       1,218,446
        3,795,000   Cumberland Co. Muni Auth. Rev. Series 1996 (Presbyterian Homes Proj.), 6.00%, 12/1/26                 3,263,928
        1,285,000   Dauphin Co. Gen. Auth. Hlth. Sys. Rev. Series 1999 (Pinnacle Hlth. Sys. Proj.), 5.125%, 8/15/17       1,186,775
                    Grove City Area Hosp. Auth. Rev. Series 1998 (United Cmty. Hosp. Proj.):
          810,000     4.75%,  7/1/06                                                                                        751,340
        2,750,000     5.25%, 7/1/12                                                                                       2,403,940
                    Hazleton Hlth. Svc. Auth. Hosp. Rev. :
        1,000,000     Series 1997 (Hazleton General Hosp. Proj.), 5.625%, 7/1/17                                            825,530
        2,250,000     Series 1996 (Hazleton - St. Joseph Med. Ctr.), 6.20%, 7/1/26                                        1,919,542
                    Horizon Hosp. System Auth. Hosp. Rev. Series 1996 (Horizon Hosp. Sys.):
          600,000     5.95%, 5/15/06                                                                                        593,634
          715,000     6.15%, 5/15/08                                                                                        707,085
          710,000     6.25%, 5/15/09                                                                                        702,034
        1,145,000     6.30%, 5/15/11                                                                                      1,094,276
        1,540,000     6.35%, 5/15/16                                                                                      1,411,364
        1,650,000   McKean Co. Hosp. Rev. Refunding Series 1994 (Bradford Hosp. Proj.), 6.10%, 10/1/20                    1,412,384
                    Montgomery Co. Redev. Auth. Multifamily Hsg. Rev. 1993 Series A (KBF Assoc. L.P.):
          250,000     6.375%, 7/1/12                                                                                        247,150
        1,390,000     6.40%, 7/1/14                                                                                       1,369,428
        1,320,000   New Wilmington Muni. Auth. College Rev. Series 1998 (Westminister College), 5.05%, 3/1/12             1,191,300
                    PA Econ. Dev. Fin. Auth. Rev. Series 1998A (Northwestern. Human Services Proj.):
        2,265,000     5.25%, 6/1/09                                                                                       2,077,707
        2,370,000     5.30%, 6/1/10                                                                                       2,145,490
        2,485,000     5.35%, 6/1/11                                                                                       2,221,764
                    PA Hgr. Educ. Fac. Auth. Hlth. Svcs. Rev. Series 1996A (Allegheny Delaware Valley),
                      (Obligated Group, Inc.)(MBIA insured):
        3,890,000       5.875%, 11/15/16                                                                                  3,904,043
        1,100,000       5.875%, 11/15/21                                                                                  1,092,729
        1,250,000   Philadelphia Auth. for Industrial Dev. Rev. Refunding Series 1998A (FHA Insured)
                      (Elmira Jeffries Mem. Home Proj.), 5.30%, 2/1/22                                                    1,103,225
        1,260,000   Philadelphia Redevelopment Auth. Multifamily Hsg. Rev. Refunding Series 1998
                      (FHA insured - Woodstock Mutual Homes Inc. Proj.), 5.45%, 2/1/23                                    1,156,768
                    Pittsburgh Urban Redev. Auth. (Center Triangle Tax Increment Fin. District) (LOC PNC Bank):
        2,780,000     Series 1995A, 6.00%, 12/1/11                                                                        2,813,165
        1,740,000     Series 1995B, 6.25%, 3/15/15                                                                        1,760,584
                                                                                                                       -------------
                                                                                                                         41,149,620
                                                                                                                       -------------

        See accompanying notes to portfolios of investments on page 48.
                                                                              27
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MARCH 31, 2000
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

------------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)        NAME OF ISSUER                                                                                  MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
   RHODE ISLAND (1.1%)
        1,850,000   RI Hlth. & Educ. Bldg. Corp. Hosp. Fin. Rev. Series 1997 (Steere House Proj.), 5.70%, 7/1/15          1,597,716
          500,000     Refunding Series 1998 (Roger Williams Hosp. Proj.), 5.20%, 7/1/09                                     452,735
        1,400,000     Series 1998 (Roger Williams Hosp. Proj.), 5.50%, 7/1/18                                             1,147,300
                      Series 1999 (St. Joseph's Hlth. Svcs.):
        1,640,000       5.40%, 10/1/09                                                                                    1,483,905
        2,085,000       5.75%, 10/1/14                                                                                    1,811,427
                                                                                                                       -------------
                                                                                                                          6,493,083
                                                                                                                       -------------
   SOUTH CAROLINA (0.8%)
                    North Charleston Muni. Golf Course Mtg. Rev. Series 1998:
        1,465,000     5.00%, 5/1/09                                                                                       1,363,476
        2,780,000     5.50%, 5/1/19                                                                                       2,445,205
        1,390,000   SC Jobs Econ. Dev. Auth. Econ. Dev. & Rev. Refunding Series 1998A
                      (Westminister Presbyterian Center Inc. Project), 5.25%, 11/15/16                                    1,125,539
                                                                                                                       -------------
                                                                                                                          4,934,220
                                                                                                                       -------------
   SOUTH DAKOTA (1.0%)
        1,850,000   SD Hlth. & Educ. Fac. Auth. Rev. Refunding Series 1998 (Prairie Lakes Hlth. Care
                      System), 5.45%, 4/1/13                                                                              1,654,936
                    SD HDA Homeownership Mtg. Series 1998D:
        1,150,000     5.20%, 5/1/20                                                                                       1,065,372
        3,670,000     5.25%, 5/1/28                                                                                       3,325,864
                                                                                                                       -------------
                                                                                                                          6,046,172
                                                                                                                       -------------
   TENNESSEE (5.1%)
        1,600,000   Metro. Govt. of Nashville & Davidson Cos. Industrial Dev. Board Rev. Refunding,
                      Multifamily Mtg. Rev. 92C (FHA insured) (Picadilly Apts.), 6.95%, 7/1/27                            1,680,656
        3,555,000   Metro. Govt. of Nashville & Davidson Cos. Hlth. & Educ. Series 1998 (Asset Guaranty insured),
                      (Open Arms Dev. Ctrs. Proj.), 5.00%, 8/1/12                                                         3,306,612
                    Shelby Co. Hlth., Educ. & Hsg. Fac. Board Multifamily  Hsg. Rev.:
        1,390,000     (Cameron Hsg. Proj.), Senior Series 1997A, 5.90%, 7/1/18                                            1,330,035
                      (CME Memphis Apts. Proj.):
        1,850,000       Senior Series 1998A, 5.35%, 1/1/19                                                                1,678,801
        7,875,000       Senior Series 1998A, 5.55%, 1/1/29                                                                7,056,000
        1,660,000       Subordinate Series 1998C, 6.00%, 1/1/29                                                           1,496,905
                      (Eastwood Park Apts. Proj.):
        1,000,000       Senior Series 1995 A2, 6.40%, 9/1/25                                                                994,960
          415,000       Subordinate Series 1995C, 7.50%, 9/1/25                                                             403,957
                      (Raleigh Forest & Sherwood Apts. Proj.):
        2,670,000       Senior Series 1996A, 6.60%, 1/1/26                                                                2,692,161
          645,000       Subordinate Series 1996C, 7.25%, 1/1/26                                                             635,293
                      (Raleigh Woods Apts. Proj.):
        5,555,000       Series 1997A (GNMA collateralized), 7.75%, 3/20/27                                                6,118,055
                      (The Corners Apts. Proj.):
        1,055,000       Senior Series 1996A, 6.25%, 1/1/27                                                                1,037,382
          335,000       Subordinate Series 1996C, 6.375%, 1/1/27                                                            309,034
        3,205,000   TN HDA Homeownership Program Series 1997 Issue 3B Zero Coupon,
                      5.725% Effective Yield on Purchase Date, 7/1/16                                                     1,193,927
                                                                                                                       -------------
                                                                                                                         29,933,778
                                                                                                                       -------------

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
------------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)        NAME OF ISSUER                                                                                  MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
   TEXAS (11.8%)
        1,195,000   Baytown HFC Single Family Mtg. Rev. Refunding Series 1992B, 8.50%, 9/1/11                             1,274,886
                    Bell Co. Hlth. Fac. Dev. Corp. Retirement Fac. Rev. Series 1998 (Buckner Retirement Services,
                      Inc. Obligated Group, Proj.):
        1,000,000       5.00%, 11/15/11                                                                                     909,300
        2,995,000       5.25%, 11/15/19                                                                                   2,501,574
                    Beaumont HA Multifamily Mtg. Rev. Series 1993A (Section 8):
        1,365,000     6.65%, 11/1/07                                                                                      1,393,269
          650,000     6.75%, 11/1/10                                                                                        661,674
        1,635,000   Bexar Co. HFC Residual Rev. Series 1993 Zero Coupon, 6.50% Effective Yield
                      on Purchase Date, 3/1/15                                                                              594,372
        1,000,000   Bexar Co. HFC MF Hsg. Rev. Ref. Series 1995 (Windridge Apts. Proj.) (FNMA collateralized),
                      5.125%, 12/15/21                                                                                      876,910
        1,005,000   Brazos Co. Hlth. Fac. Dev. Corp. Rev. Series 1997A (Franciscan Svcs. Corp.) (MBIA insured),
                      5.375%, 1/1/17                                                                                        964,720
        1,610,000   Collin Co. HFC Student Hsg. Rev. Series 1998A (Cmty. Coll. Dist. Fdn. Proj.)(ACA insured),
                      5.25%, 6/1/23                                                                                       1,398,253
          545,000   Columbus Cmty. Industrial Dev. Corp. Sales Tax Rev. Series 1998 (Bank Qualified), 5.70%,
                      11/1/18                                                                                               505,629
                    Dallas Hsg. Corp. Capital Program Revenue Bonds:
        1,410,000     Series 1995A (Estell Village Apts.) (Section 8), 7.875%, 12/1/09                                    1,423,353
        1,385,000     Series 1995 (Cedar Glen Apts.) (Section 8), 7.75%, 12/1/09                                          1,397,313
        1,000,000   Dallas HFC Cap. Proj. Refunding 1990 (Section 8), 7.85%, 8/1/13                                       1,023,430
        6,343,000   Dallas HFC Multifamily Mtg. Rev. Series 1998A (GNMA collateralized) (Towne
                      Ctr. Apts. Proj.), 6.75%, 10/20/32                                                                  6,633,827
        1,000,000   Galveston Special Contract Refunding Rev. Series 1998 (Farmland Industries, Inc. Proj.),
                      5.50%, 5/1/15                                                                                         887,120
                    Harris Co. HFC Multifamily Rev. (Windfern Pointe & Waterford Place Projs.):
        1,850,000     Senior Series 1999A, 5.15%, 7/1/09                                                                  1,776,185
        1,390,000     Senior Series 1999A, 5.90%, 7/1/19                                                                  1,304,779
        2,130,000     Subordinated Series 1999C, 6.60%, 7/1/29                                                            2,004,160
        1,480,000   Harrison Co. Hlth. Fac. Dev. Corp. Rev. Series 1998 (Marshall Regional Med. Ctr. Proj.)
                      (ACA insured), 5.50%, 1/1/18                                                                        1,326,731
          600,000   Houston HFC Single Family Mtg. Rev. Refunding Series 1996B-1, 8.00%, 6/1/14                             625,086
        1,575,000   Lubbock HFC Multifamily Hsg. Rev. Refunding Series 1992A (Los Colinas, Park Ridge Place &
                      Quail Creek), 7.75%, 1/1/22                                                                         1,598,342
        1,850,000   Lufkin Hlth. Sys. Rev. Series 1998 (Memorial Hlth. Sys. Of East Texas), 5.70%, 2/15/28                1,439,041
                    Midland HFC Single Family Mtg. Rev. Refunding:
          354,309     Series 1992 A-2, 8.45%, 12/1/11                                                                       386,586
          185,313     Series 1992, 9.00%, 9/1/01                                                                            188,209
          245,861     Series 1992 B2, 8.15%, 12/1/11                                                                        254,921
                    Mesquite Hlth. Fac. Dev. Corp. Retirement Fac. Rev. Series 1996A (Christian Care Ctrs. Proj.):
        1,000,000     6.30%, 2/15/12                                                                                        958,830
        1,000,000     6.40%, 2/15/16                                                                                        935,230
          500,000     6.40%, 2/15/20                                                                                        458,755
        7,272,000   Nortex Hsg. Fin. Corp. Multifamily Hsg. Rev. Series 1999 (GNMA collateralized) (Highland
                      Oaks Apts. Proj.), 6.75%, 9/20/32                                                                   7,753,625
        1,135,000   North Central Hlth. Fac. Dev. Corp. Rev. Series 1998A (C.C. Young Memorial Home Proj.),
                      5.375%, 2/15/14                                                                                       947,600
          951,751   Odessa HFC Single Family Mtg. Rev. Refunding Series 1992B Class B-2, 8.125%, 11/1/11                    991,163
                    Panhandle Regional HFC Multifamily Hsg.:

        See accompanying notes to portfolios of investments on page 48.
                                                                              29
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MARCH 31, 2000
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

------------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)        NAME OF ISSUER                                                                                  MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
          475,000     Senior Series 2000A, 6.25%, 3/1/10                                                                    477,408
          250,000     Subordianate Series 2000C, 8.125%, 3/1/31                                                             251,298
          650,000   San Marcos HA Multifamily Mtg. Rev. Series 1993A (FHA insured) (Section 8), 5.80%, 11/1/10              636,896
        7,875,000   Tarrant Co. Hlth. Fac. Dev. Corp. Hosp. Rev. Series 1998 (Adventist Hlth. System/Sunbelt
                      Obligated Group Proj.), 5.375%, 11/15/20                                                            6,555,938
                    TX Dept. Hsg. & Cmnty. Affairs Multifamily Hsg. Rev.:
        1,915,000     Senior Series 1996A (Dallas - Ft. Worth Apts. Pool Proj.), 6.50%, 7/1/16                            1,942,787
        2,315,000     Senior Series 1996A (Dallas - Ft. Worth Apts. Pool Proj.), 6.50%, 7/1/26                            2,335,256
          945,000     Subordinated Series 1996C (Harbors & Plumtree Apts. Proj.), 7.375%, 7/1/26                            930,305
        2,610,000     Senior Series 1996A (Harbors & Plumtree Apts. Proj.), 6.45%, 7/1/26                                 2,631,219
        2,965,000     Series 1996A (NHP Foundation - Asmara Apts. Proj.), 6.40%, 1/1/27                                   3,012,232
                    Victoria Hosp. Rev. Series 1999 (Citizens Med. Ctr. Proj.):
          870,000     4.80%, 2/15/06                                                                                        810,057
        1,020,000     5.00%, 2/15/08                                                                                        930,209
        3,205,000     5.40%, 2/15/12                                                                                      2,821,041
                                                                                                                       -------------
                                                                                                                         68,729,519
                                                                                                                       -------------
   UTAH (0.3%)
          600,000   Intermountain Power Agency Power Supply Rev. Refunding Series 1986F (AMBAC insured), 5.00%, 7/1/13      573,072
                    Salt Lake Co. College Rev. Series 1999 (Westminister College Proj.):
          120,000     5.15%, 10/1/11                                                                                        111,764
          125,000     5.20%, 10/1/12                                                                                        115,651
          130,000     5.25%, 10/1/13                                                                                        119,597
          825,000     5.50%, 10/1/19                                                                                        739,571
                                                                                                                       -------------
                                                                                                                          1,659,655
                                                                                                                       -------------
   VERMONT (0.1%)
          420,000   VT Educ. & Hlth. Bldgs. Financing Agency Rev. Series 1998 (Norwich Univ. Proj.), 5.13%, 7/1/09          397,727
                                                                                                                       -------------

   VIRGINIA (1.1%)
        2,315,000   Suffolk Redev. & Hsg. Auth. Multifamily Res. Rental Hsg. Rev. Series 1998 (Brook Ridge,
                      LLC Proj.) (ACA Insured), 5.25%, 10/1/18                                                            2,089,056
        1,850,000   Prince William Co. Ind. Dev. Auth. Multifamily Hsg. Rev. Series 1998A (Melrose
                      Apts. Proj.), 5.35%, 7/1/23                                                                         1,670,125
                    Chesterfield Co. Industrial Dev. Auth. Multifamily Hsg. Mtg. Rev. Series 1999
                      (Winchester Greens Townhouses Proj.):
        1,155,000       5.30%, 7/1/24                                                                                     1,028,008
        1,850,000       5.40%, 1/1/31                                                                                     1,652,253
                                                                                                                       -------------
                                                                                                                          6,439,442
                                                                                                                       -------------
   WASHINGTON (4.9%)
                    Grant Co. Public Hosp. Dist. #1 Rev. Series 1998 (Samaritan Hosp. Proj.) (Asset Guaranty
                      insured):
        1,020,000     5.25%, 9/1/13                                                                                         969,959
        2,780,000     5.25%, 9/1/19                                                                                       2,510,173
        2,315,000   King Co. Hsg. Auth. Pooled Hsg. Refunding Rev. Series 1998A (Asset Guaranty insured),
                      5.05%, 7/1/13                                                                                       2,137,625
        2,780,000   Kitsap Co. Consolidated Hsg. Auth. Pooled Hsg. Refunding Rev. Series 1998A, 5.50%, 12/1/18            2,554,764
        2,640,000   Quinault Indian Nation Tax-Exempt Impt. & Refunding Rev. Series 1999A (Quinault Beach
                      Resort Proj.) (ACA Insured), 5.80%, 12/1/15                                                         2,532,816
        2,470,000   Snohomish Co. Hsg. Auth. Rev. Series 1999A (Millwood Estates Proj.), 5.40%, 6/1/19                    2,278,032
                    Vancouver (Clark Co.) H.A. Pooled Hsg. Refunding Rev. Series 1998A Senior Bonds :
        1,000,000     5.40%, 3/1/18                                                                                         918,170
        3,240,000     5.50%, 3/1/28                                                                                       2,877,995

30
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
------------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)        NAME OF ISSUER                                                                                  MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
        1,000,000   WA HFC Nonprofit Housing Revenue Series 1995A (Judson Park Proj.)(LOC US Bk. Wash.),
                      6.90%, 7/1/16                                                                                       1,030,040
                    WA Hlth. Care Fac. Auth. Rev.:
        1,850,000     Series 1996 (Grays Harbor Hosp. Proj.)(Asset Guaranty insured), 5.70%, 7/1/16                       1,818,680
                      Series 1998:
          500,000       (Harrison Memorial Hosp.) (AMBAC insured), 5.00%, 8/15/18                                           449,900
        1,715,000       (Highline Cmmty. Hosp. Proj.)(Asset Guaranty insured), 5.25%, 8/15/17                             1,572,072
                    WA Hsg. Finance Commission Nonprofit Hsg. Rev.:
        1,000,000     Series 1997A (Virginia Mason Research Center Proj.)(LOC US Bank), 5.70%, 1/1/24                       929,030
        1,390,000     Series 1998 (Cmty. Colleges of Spokane Fdn. Proj.)(LOC US Bank), 5.20%, 7/1/18                      1,226,772
        1,355,000     Series 1998A (WA Odd Fellows Home Proj.) (LOC US Bank), 5.05%, 7/1/18                               1,198,172
        1,000,000     Refunding Series 1999A (Presbyterian Ministries, Inc.) (ACA insured), 5.45%, 1/1/29                   866,350
        1,850,000   WA HFC Single Family Program Series 1999-4N (GNMA/FNMA collateralized), 5.55%, 12/1/16                1,792,391
        1,000,000   WA Public Power Supply Sys. Nuclear Proj. #3 Rev. Refunding Series 1993C, 5.375%, 7/1/15                966,100
                                                                                                                       -------------
                                                                                                                         28,629,041
                                                                                                                       -------------
   WEST VIRGINIA (0.6%)
        5,220,000   Huntington Res. Mtg. Rev. Series 1991 Prerefunded, Escrowed to Maturity, Zero Coupon,
                      7.37% Effective Yield on Purchase Date, 9/1/12                                                      2,167,709
        1,850,000   Mason Co. Residual Rev. Series 1992C Zero Coupon, 7.58% Effective Yield on Purchase Date,
                      7/10/14                                                                                               643,134
        2,780,000   Ohio Co. Residual Rev. Series 1992C Zero Coupon, 7.43% Effective Yield on Purchase Date,
                      7/10/14                                                                                               970,887
                                                                                                                       -------------
                                                                                                                          3,781,730
                                                                                                                       -------------
   WISCONSIN (3.6%)
                    WI HEDA Home Ownership Rev.:
        3,990,000     Series 1992A, 7.10%, 3/1/23                                                                         4,101,760
        2,960,000     Series 1998A, 5.38%, 9/1/17                                                                         2,816,854
        1,095,000     Series 1999C, 5.00%, 9/1/17                                                                         1,004,203
        2,765,000     Series 1999F, 5.50%, 10/1/17                                                                        2,671,626
                    WI Hlth. & Educ. Fac. Auth. Rev. :
          750,000     Series 1996 (Meriter Hosp. Inc.), 6.00%, 12/1/17                                                      729,255
        1,620,000     Series 1997 (St. John's Home & Sunrise Care), 5.625%, 12/15/22                                      1,362,679
        1,550,000     Series 1999 (Divine Savior Hosp. & Nursing Home Proj., Inc.), 5.65%, 6/1/19                         1,262,739
                      Series 1999 (FH Healthcare Dev. Inc. Proj.):
        1,395,000       5.25%, 11/15/04                                                                                   1,347,765
        1,020,000       5.625%, 11/15/09                                                                                    948,600
                      Series 1999 (Kenosha Hosp. & Med. Ctr., Inc. Proj.):
          670,000       5.00%, 5/15/06                                                                                      640,667
          705,000       5.10%, 5/15/07                                                                                      671,668
          740,000       5.15%, 5/15/08                                                                                      700,521
          820,000       5.35%, 5/15/10                                                                                      774,826
          865,000       5.45%, 5/15/11                                                                                      814,942
        1,000,000     Series 1999 (Monroe Clinic Inc., Proj.), 5.125%, 2/15/16                                              842,250
                                                                                                                       -------------
                                                                                                                         20,690,355
                                                                                                                       -------------

Total municipal bonds (cost:  $566,579,541)                                                                             531,854,640
                                                                                                                       -------------

        See accompanying notes to portfolios of investments on page 48.
                                                                              31
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SIT TAX-FREE INCOME FUND
MARCH 31, 2000
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

------------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)        NAME OF ISSUER                                                                                  MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
CLOSED-END MUTUAL FUNDS (4.4%) (2)
           82,500   American Municipal Income Portfolio                                                                     979,687
          163,900   American Municipal Term Trust 2001                                                                    1,720,950
           13,300   American Municipal Term Trust II 2002                                                                   139,650
          147,000   American Municipal Term Trust III 2003                                                                1,488,375
          272,300   Blackrock Insured Municipal Term Trust 2008                                                           3,778,162
          277,100   Blackrock Insured Municipal Term Trust 2010                                                           2,667,087
          653,700   Blackrock Municipal Target Term Trust 2006                                                            6,291,862
            2,500   Dreyfus Municipal Income Fund                                                                            18,437
           23,000   Dreyfus Strategic Municipals Fund                                                                       184,000
           14,000   Duff & Phelps Utilities Income Fund                                                                     182,875
           46,000   Morgan Stanley Dean Witter Muni Income Opportunities II                                                 333,500
            7,200   Morgan Stanley Dean Witter Muni Income Opportunities III                                                 55,350
          313,300   Van Kampen Merritt Municipal Opportunity Trust                                                        4,151,225
          303,400   Van Kampen Merritt Strategic Sector Municipal Trust                                                   3,394,288
                                                                                                                       -------------

Total closed-end mutual funds (cost:  $28,539,507)                                                                       25,385,448
                                                                                                                       -------------

SHORT-TERM SECURITIES (2.2%) (2)
        8,862,654   Dreyfus Tax-Exempt Cash Management Fund, 3.50%                                                        8,862,654
        3,955,772   Northern Institutional Tax-Exempt, 3.53%                                                              3,955,772
                                                                                                                       -------------

Total short-term securities (cost:  $12,818,426)                                                                         12,818,426
                                                                                                                       -------------


Total investments in securities (cost:  $607,937,474) (7)                                                              $570,058,514
                                                                                                                       =============

        See accompanying notes to portfolios of investments on page 48.
32
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                                                                              33

[PHOTO]   SIT MINNESOTA TAX-FREE INCOME FUND
          YEAR ENDED MARCH 31, 2000
          ----------------------------------------------------------------------
          MICHAEL C. BRILLEY, SENIOR PORTFOLIO MANAGER
          DEBRA A. SIT, CFA, SENIOR PORTFOLIO MANAGER

   Municipal yields rose during the past 12 months. The Fund provided a return of +1.68% for the quarter and -2.84% for the fiscal year ended March 31, 2000, compared to +1.20% and +0.89%, respectively, for the Lehman 5-year Municipal Index. The Fund's return, which was hurt by greater price declines in longer duration securities and widening yield spreads in health care bonds, improved during the most recent quarter as longer-term bond yields reversed their rising trend. The Fund's 30-day SEC yield rose from 4.52% to 5.42% during the year.
   The rise in yields also caused the Fund's implied duration to extend from 6.8 years to 7.1 years as some of the bonds in the portfolio became priced to maturity rather than to shorter call dates. Longer maturity holdings were sold to keep the Fund's duration from extending further, causing the Fund's average maturity to decrease from 17.7 years to 16.6 years. Although we expect the Federal Reserve to continue to raise rates, we intend to maintain the Fund's current duration positioning in anticipation of lower rates later this year.
   Fund assets declined from $271.3 million to $172.9 million during the past 12 months due to anticipated withdrawals for tax payments, tax loss selling in December and a significant exchange by a major group of shareholders into a separately managed fund. Nonetheless, most sector weightings ended the year little changed. Cash was 10.6% on March 31, 2000 as a result of recent inflows, compared with 11.9% held one year ago, in part, for anticipated shareholder tax payments. Multifamily housing bonds increased from 34.0% to 37.5%, while single family housing bonds decreased from 11.0% to 9.5%. Securities rated A or better decreased from 54.5% to 52.1% as non-rated holdings increased from 37.0% to 40.0%. The Fund has sought to retain its positions in higher (i.e., 6.50% to 7.50%) yielding securities while preserving liquidity as well. Thus, non-rated holdings will likely remain around their current weighting. We continue to monitor credits closely, particularly those in the health care sector, which was subject to operating margin pressure last year. We intend to maintain the Fund's weighting in health care bonds as underperformance in that sector has historically been followed by a period of strong outperformance. Our focus remains on issuers that are sole-community providers, are financially flexible and have strong managements.
   Municipal bonds remain very attractively valued, particularly on an after-tax basis. Intermediate maturity bonds are currently yielding only slightly less than longer bonds, and we believe that bonds in the 8 to 15 year maturity range offer the most attractive risk/reward profile.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The investment objective of the Minnesota Tax-Free Income Fund is to provide a high level of current income exempt from federal regular income tax and Minnesota regular personal income tax as is consistent with the preservation of capital.

     The Fund will endeavor to invest 100% of its assets in municipal securities, the income from which is exempt from federal regular income tax and Minnesota regular personal income tax. The Fund anticipates that substantially all of its distributions to its shareholders will be exempt as such. For investors subject to the alternative minimum tax ("AMT"), up to 20% of the Fund's income may be alternative minimum taxable income.


                                PORTFOLIO SUMMARY

                 Net Asset Value  3/31/00:   $  9.73 Per Share
                                  3/31/99:   $ 10.55 Per Share
                         Total Net Assets:   $172.9 Million
                         30-day SEC Yield:      5.42%
                     Tax Equivalent Yield:      9.75%(1)
               12-Month Distribution Rate:      5.19%
                         Average Maturity:     16.6 Years
          Duration to Estimated Avg. Life:      7.0 Years(2)
                       Effective Duration:      7.1 Years(2)

(1) For individuals in the 39.6% federal tax and 8.0% MN tax brackets.
(2) See next page.


                               PORTFOLIO STRUCTURE
                             (% OF TOTAL NET ASSETS)

                                  [BAR CHART]

                    Multifamily Mortgage Revenue   37.5
                    Hospital/Health Care Revenue   21.5
                  Single Family Mortgage Revenue    9.5
                             Other Revenue Bonds    6.0
            Industrial Revenue/Pollution Control    4.2
                          Education/Student Loan    3.5
                              Sectors Under 3.0%    7.2
                         Cash & Other Net Assets   10.6

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                          AVERAGE ANNUAL TOTAL RETURNS*

                       SIT            LEHMAN         LIPPER
                   MN TAX-FREE    5-YEAR MUNI.    MN MUNI. BOND
                   INCOME FUND     BOND INDEX       FUND AVG.
                   -----------    ------------    -------------

3 Month**              1.68%           1.20%           2.57%
1 Year                -2.84            0.89           -2.26
3 Year                 3.81            4.71            4.04
5 Year                 4.95            5.12            4.67
Inception              4.98            4.70            4.17
   (12/1/93)


                            CUMULATIVE TOTAL RETURNS*

                       SIT            LEHMAN         LIPPER
                   MN TAX-FREE    5-YEAR MUNI.    MN MUNI. BOND
                   INCOME FUND     BOND INDEX       FUND AVG.
                   -----------    ------------    -------------

1 Year                -2.84%           0.89%          -2.26%
3 Year                11.89           14.80           12.61
5 Year                27.35           28.34           25.63
Inception             36.04           33.76           29.54
   (12/1/93)


*AS OF 3/31/00.                                                **NOT ANNUALIZED.




--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN 5-YEAR MUNICIPAL BOND INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.

(2) Duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Estimated average life duration is based on current interest rates and the Adviser's assumptions regarding the expected average life of individual securities held in the portfolio. Implied duration is calculated based on historical price changes of securities held by the Fund. The Adviser believes that the portfolio's implied duration is a more accurate estimate of price sensitivity provided interest rates remain within their historical range. If interest rates exceed the historical range, the estimated average life duration may be a more accurate estimate of price sensitivity.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (12/1/93) and held until 3/31/00 would have grown to $13,604 in the Fund or $13,376 in the Lehman 5-Year Municipal Bond Index assuming reinvestment of all dividends and capital gains.


                                 QUALITY RATINGS
                             (% OF TOTAL NET ASSETS)

                                                        LOWER OF MOODY'S,
                                                      S&P, FITCH OR DUFF &
                                                      PHELPS RATINGS USED.

                                  [PIE CHART]

                                      A   11.1%           ASSESSMENT OF
                                     AA   13.8%             NON-RATED
                                    AAA   16.6%            SECURITIES
                Cash & Other Net Assets   10.6%
                              Not Rated   40.0%            AAA    0.4
                                    BBB    7.9%            AA     0.3
                                                           A      2.3
                                                           BBB   23.3
                                                           BB    12.6
                                                           B      1.1
                                                           ----------
                                                           TOTAL 40.0

SIT MINNESOTA TAX-FREE INCOME FUND
MARCH 31, 2000
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

------------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)         NAME OF ISSUER                                                                                 MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (87.3%) (2)
   EDUCATION/STUDENT LOAN (3.5%)
                     Minnesota Higher Educ. Fac. Auth. Rev. :
           750,000    Series 1997-4L (St. John's University), 5.35%, 10/1/17                                               $716,535
         2,600,000    Series 1998-4T (College of St. Benedict), 5.35%, 3/1/20                                             2,360,098
           458,000    Lease Rev. Series 1999-5A (Concordia University), 5.25%, 4/25/14                                      420,755
                      Series 1999-4Y (Augsburg College):
           700,000      5.05%, 10/1/13                                                                                      636,769
           500,000      5.20%, 10/1/16                                                                                      454,570
           275,000    Series 1999-4Z (Northwestern College of Chiropractic), 5.20%, 10/1/13                                 256,094
                     St. Paul Hsg. & Redev. Auth. Lease Rev.:
         1,000,000    Series 1999 (ACORN Dual Language Academy Proj.), 6.30%, 11/1/17                                       955,990
           175,000    Series 2000A (New Spirit Schools Proj.), 9.00%, 12/1/02                                               176,748
           165,000   Winona Port. Auth. Lease Rev. Series 1999A (Bluffview Montessori School Proj.), 8.00%, 12/1/24         168,529
                                                                                                                       -------------
                                                                                                                          6,146,088
                                                                                                                       -------------
   ESCROWED TO MATURITY/PREREFUNDED (1.0%)
           100,000   Anoka Industrial Dev. Rev. Series 1994 (Lund Industries Inc. Proj.), 6.40%, 9/1/03 (4)                 104,514
            75,000   Minneapolis Multifamily Hsg. Rev. Series 1991 (Trinity Hsg. Proj.)
                      (Section 8), 7.875%, 2/1/06                                                                            78,539
           485,000   St. Paul Port Authority Hotel Fac. Senior Rev. Series 1996A (Radisson Kellogg Proj.),
                       7.00%, 8/1/01                                                                                        494,268
         1,100,000   University of Minnesota Rev. Series 1986A, 6.00%, 2/1/11                                             1,103,443
                                                                                                                       -------------
                                                                                                                          1,780,764
                                                                                                                       -------------
   GENERAL OBLIGATION (0.9%)
           570,000   Carver Co. Hsg. & Redev. Auth. Hsg. & Dev. Gross Rev. Ltd.Tax G.O.
                      (Chanhassen Apts. Proj.), 7.00%, 1/1/25                                                               575,671
         1,000,000   St. Paul ISD No. 625 G.O. Series 1997A, 5.125%, 2/1/15                                                 970,220
                                                                                                                       -------------
                                                                                                                          1,545,891
                                                                                                                       -------------
   HOSPITAL/HEALTH CARE (21.5%)
           700,000   Bemidji Hosp. Fac. Rev. Refunding Series 1996 (North Country Hlth. Proj.), 5.625%, 9/1/21              637,182
                     Brooklyn Center Hlth. Care Fac. Rev. Series 1993 (Maranatha Proj.):
            50,000    6.75%, 12/1/05                                                                                         50,052
           500,000    7.50%, 12/1/10                                                                                        507,130
           620,000   Cambridge Hsg. & Hlth. Care Fac. Rev. Series 1998C (Grandview West Proj.), 5.25%, 10/1/08              569,234
           625,000   Clearwater Co. Hlth. Care Fac. Gross Rev. Series 1999, 5.90%, 11/1/15                                  537,800
         1,290,000   Cokato Sr. Hsg. Rev. Series 1996 (Cokato Charitable Trust Proj.), 7.00%, 12/1/19                     1,258,937
         1,510,000   Columbia Heights Multifamily & Health Care Fac. Rev.  Series 1998 (Crest View Corp. Proj.),
                      5.75%, 9/1/11                                                                                       1,391,601
         1,000,000   Cuyuna Range Hosp. Dist. Hlth. Fac. Gross Rev. Series 1999A, 6.00%, 6/1/19                             853,600
         1,000,000   Dakota Co. Hsg. & Redev. Auth. Hlth. Care Fac. Rev. Refunding Series 1997 (South Suburban
                      Medical Ctr. Proj.), 6.75%, 8/1/17                                                                    953,340
           715,000   Eden Prairie Hlth. Care Fac. Rev. Bonds Series 1998 (Castle Ridge Care Proj.), 5.70%, 7/1/18           590,847
           140,000   Edina Hlth. Care Fac. Rev. Series 1995 (Volunteers of America Care Proj.), 7.875%, 3/1/19              141,049

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
------------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)         NAME OF ISSUER                                                                                 MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
                     Elk River Rev. Series 1998 (Care Choice Member Proj.):
         1,500,000    5.60%, 8/1/13                                                                                       1,302,690
         1,400,000    5.70%, 8/1/18                                                                                       1,157,604
           325,000    5.75%, 8/1/23                                                                                         264,872
           215,000   Fergus Falls Hlth. Care Fac. Auth. Rev. Refunding Series 1993A
                      (Lake Region Hosp. Corp. Proj.), 6.25%, 9/1/04                                                        218,051
           650,000   Fergus Falls Hlth. Care Fac. Auth. Series 1995 (LRHC Long-Term Care Fac. Proj.), 6.40%, 12/1/15        622,388
                     Hastings Hlth. Care Fac. Rev. Series 1998 (Augustana Home of Hastings Proj.):
           115,000    5.10%, 11/1/09                                                                                        103,338
           120,000    5.20%, 11/1/10                                                                                        106,913
           135,000    5.40%, 11/1/12                                                                                        118,587
           140,000    5.50%, 11/1/13                                                                                        122,654
            60,000    5.60%, 11/1/18                                                                                         48,897
         1,095,000    5.75%, 11/1/23                                                                                        886,994
         1,455,000    5.875% 11/1/28                                                                                      1,186,029
           565,000   Hastings Hlth. Care Fac. Rev. Series 1998 (Regina Med. Ctr.)(ACA insured), 5.25%, 9/15/18              499,663
           635,000   Hopkins Hlth. Care Fac. Rev. Series 1999 (Augustana Chapel View Homes, Inc. Proj.),
                      6.00%, 3/1/14                                                                                         568,922
         1,685,000   Maplewood Hlth. Care Fac. Rev. (VOA Care Ctrs. Proj.), 7.375%, 10/1/12                               1,711,758
                     Marshall Medical Center Gross Rev. Series 1999 (Weiner Memorial Medical Center Proj.):
           305,000    5.65%, 11/1/13                                                                                        267,293
           320,000    5.70%, 11/1/14                                                                                        279,059
         1,000,000    5.80%, 11/1/19                                                                                        834,460
         1,045,000   Minneapolis Hlth. Care Fac. Rev. Series 1993 (St. Olaf Res. Proj.), 7.00%,10/1/18                    1,002,636
         1,000,000   Minneapolis Hlth. Care Fac. Rev. Series 1998A (Benchmark Hlth. Care Proj.), 6.625%, 12/1/28            849,060
         1,210,000   Minneapolis Hlth. Care Fac. Rev. Series 1999 (Shelter Care Foundation Proj.), 6.00%, 4/1/10          1,115,838
         1,500,000   Minneapolis Pooled Rev. Series 1999 (CareChoice Member Proj.), 5.625%, 4/1/14                        1,311,135
                     Minneapolis Rev. Series 1998A (Walker Methodist Senior Services Obligated Group):
           905,000    5.10%, 11/15/07                                                                                       822,817
         1,110,000    5.10%, 11/15/08                                                                                       990,853
           140,000    5.50%, 11/15/12                                                                                       119,690
         1,600,000    5.875%, 11/15/18                                                                                    1,337,664
                     MN Agr. & Econ. Dev. Board Hlth. Care Rev. Series 1999 (Benedictine Care Centers Proj.):
           115,000    5.45%, 2/1/09                                                                                         105,506
           120,000    5.45%, 8/1/09                                                                                         109,267
           120,000    5.50%, 2/1/10                                                                                         108,668
           125,000    5.50%, 8/1/10                                                                                         112,266
           130,000    5.55%, 2/1/11                                                                                         116,273
           130,000    5.55%, 8/1/11                                                                                         115,331
           135,000    5.60%, 2/1/12                                                                                         119,410
         2,355,000    5.90%, 2/1/19                                                                                       2,002,009
           495,000    5.75%, 2/1/29                                                                                         395,941
         1,000,000   New Hope Hsg. & Hlth. Care Fac. Rev. Series 1999 ( MN Masonic Home North Ridge Proj.),
                      5.75%, 3/1/15                                                                                         856,810

         See accompanying notes to portfolios of investments on page 48.

SIT MINNESOTA TAX-FREE INCOME FUND
MARCH 31, 2000
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

------------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)         NAME OF ISSUER                                                                                 MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
                     Olmstead Co. Hlth. Care Fac. Rev. Series 1998 (Olmsted Medical Ctr. Proj.):
           650,000    5.45%, 7/1/13                                                                                         559,754
         1,125,000    5.55%, 7/1/19                                                                                         911,273
                     Red Wing Hlth. Care Ctr. Fac. Rev. Refunding (River Region Obligated Group):
           125,000    Series 1993A, 6.20%, 9/1/05                                                                           125,961
           130,000    Series 1993A, 6.30%, 9/1/06                                                                           131,295
           200,000    Series 1993B, 6.20%, 9/1/05                                                                           201,538
                     St. Paul Hsg. & Redev. Auth. Hlth. Care Rev. Series 1998 (Regions Hosp. Proj.):
           500,000    5.00%, 5/15/10                                                                                        443,365
         1,540,000    5.20%, 5/15/13                                                                                      1,328,558
         2,850,000    5.25%, 5/15/18                                                                                      2,305,679
           960,000   St. Paul Hsg. & Redev. Auth. Nursing Home Dev. Rev. Refunding Series 1996C
                      (Franciscan Hlth. Cmmty. Proj., St. Mary's Home), 7.00%, 7/1/21                                       918,048
           820,000   Wadena Co. Hlth. Care Fac. Rev. Series 1994B, 7.45%, 9/1/15                                            838,745
                                                                                                                       -------------
                                                                                                                         37,146,334
                                                                                                                       -------------
   INDUSTRIAL /POLLUTION CONTROL (4.2%)
         1,000,000   Anoka Co. Solid Waste Disp. Rev. Series 1987A (Natl. Rural Util. Proj.), 6.95%, 12/1/08 (4)          1,028,750
           265,000   Duluth Commercial Dev. Rev. Refunding Series 1995A (Radisson Hotel Proj.), 7.00%, 12/1/00              255,184
                     MN Agricultural & Econ. Dev. Board Small Business Dev. Loan Program Rev.:
           105,000    Series 1995A Lot 1 (New Morning Windows, Inc.),  6.40%, 8/1/04 (4)                                    106,278
           500,000    Series 1997C Lot 3 (DynaGraphics), 6.20%, 8/1/09 (4)                                                  502,420
           400,000    Series 1998A Lot 1 (Formative Engineering Corp.), 5.75%, 8/1/18 (4)                                   369,700
                     Medina Industrial Dev. Rev. Refunding Series 1998 (Temroc Metals, Inc. Proj.):
           210,000    5.10%, 10/1/05 (4)                                                                                    199,372
           705,000    5.25%, 10/1/08 (4)                                                                                    653,570
           400,000    5.60%, 10/1/12 (4)                                                                                    367,108
         1,000,000   Minneapolis Commercial Dev. Rev. Refunding Series 1997 (Holiday Inn Metrodome Proj.),
                      6.00%, 12/1/01                                                                                      1,000,970
                     Owatonna Industrial Dev. Rev. Series 1997:
           280,000    7.25%, 5/1/14 (4)                                                                                     277,712
           505,000    7.375%, 5/1/17 (4)                                                                                    500,652
           200,000   Richfield Cmty. Dev. Rev. Refunding 1994 (Richfield Shoppes Proj.), 8.375%, 10/1/05                    210,214
           275,000   Sauk Centre Industrial Dev. Rev. Series 1998 (Seluemed LLP Proj.)(LOC US Bank), 5.75%, 4/1/18 (4)      251,669
           500,000   St. Paul Hsg. & Redev. Auth. District Cooling Rev. Series 1998J, 5.35%, 3/1/18                         465,315
         1,070,000   St. Paul Port Authority Hotel Fac. Rev. Series 1999-2 (Radisson
                      Kellogg Proj.), 6.375%, 8/1/03                                                                      1,064,757
                                                                                                                       -------------
                                                                                                                          7,253,671
                                                                                                                       -------------
   MULTIFAMILY MORTGAGE (37.5%)
           200,000   Andover Elderly Hsg. Rev. Series 1997 (Presbyterian Homes of Andover, Inc. Proj.),
                      5.35%, 12/1/08                                                                                        188,332
         1,520,000   Apple Valley Multifamily Hsg. Rev. Refunding Series 1998A (Mtg. Loan/Apple Valley
                      Villa Proj.) (GNMA collateralized), 5.25%, 8/1/18                                                   1,389,417

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
------------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)         NAME OF ISSUER                                                                                 MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
           500,000   Aurora Hsg. & Redev. Auth. Multifamily Rev. (Irongate Apts. Proj.) (Section 8), 6.10%, 10/1/19         490,510
           500,000   Austin Hsg. & Redev. Auth. Governmental Hsg. Gross Rev. Series 1995A (Courtyard Res. Proj.),
                      7.25%, 1/1/26                                                                                         509,695
         1,000,000   Bloomington Multifamily Hsg. Rev. Refunding Series 1998A (Hampshire Apts. Proj.),
                      6.20%, 12/1/31                                                                                        888,170
           960,000   Burnsville Multifamily Hsg. Rev. Refunding Series 1994 (Bridgeway Apts. Proj.), 7.25%, 2/1/14          966,010
                     Carver Co. Hsg. & Redev. Auth. Multifamily Hsg.:
         1,440,000    Gross Rev. & Ltd. Tax Refunding Series 1997A (Lake Grace Apts. Proj.), 6.00%, 7/1/28                1,405,411
           650,000    Rev. Refunding Series 1997A (Waybury Apts. Proj.), 5.875%, 8/1/27                                     620,639
         2,630,000    Series 1998 (GNMA collateralized)(Jonathan Acres Proj.), 5.30%, 4/20/33                             2,308,824
           400,000    Subordinate Rev. Refunding Series 1997C (Waybury Apts. Proj.), 8.00%, 8/1/27                          382,480
           495,000   Chaska Multifamily Hsg. Rev. Series 1999 (West Suburban Hsg. Partners Proj.), 5.375%, 9/1/14 (4)       458,865
           405,000   Chisago City Hlth. Fac. Rev. Refunding Series 1995A (Pleasant Heights Proj.),
                      7.30%, 7/1/18                                                                                         410,152
           700,000   Coon Rapids Multifamily Hsg. Rev. Refunding Series 1997A (Margaret Place Apts. Proj.),
                      6.50%, 5/1/25                                                                                         665,175
                     Coon Rapids Senior Hsg. Rev. Refunding Series 1998 (Epiphany Sr. Citizens Hsg. Corp. Proj.):
           115,000    5.30%, 11/1/07                                                                                        106,017
           115,000    5.40%, 11/1/08                                                                                        105,171
           170,000    5.50%, 11/1/10                                                                                        151,463
           545,000    5.80%, 11/1/18                                                                                        463,980
           235,000   Dakota Co. Hsg. & Redev. Auth. Multifamily Hsg. Rev. Refunding (Walnut Trails Apts. Proj.),
                      Series 1995C Subordinate, 9.00%, 1/20/15 (4)                                                          234,375
         1,000,000   Dakota Co. Hsg. & Redev. Auth. Multifamily Hsg. Rev.
                      Series 1999 (View Pointe Apts. Proj.), 6.125%, 11/1/17                                                919,300
                     Eden Prairie Multifamily Hsg. Rev. Refunding :
            55,000    Series 1990A (Welsh Parkway Apts. Ltd. Proj.)(FHA insured), 8.00%, 7/1/26                              56,802
           700,000    Series 1991 (Windslope Apts. Proj.)(Section 8), 7.00%, 11/1/06                                        728,623
         1,500,000    Series 1991 (Windslope Apts. Proj.)(Section 8), 7.10%, 11/1/17                                      1,550,445
           300,000    Series 1997A (Preserve Place Proj.) (GNMA collateralized), 5.50%, 1/20/18                             283,071
         1,035,000    Series 1997A (Preserve Place Proj.) (GNMA collateralized), 5.60%, 7/20/28                             953,815
                     Grand Rapids Hsg. & Redev. Auth. (Lakeshore Place and Forest Park West Apts. Proj.):
            95,000    Series 1999B, 5.00%, 10/1/09                                                                           89,641
           500,000    Series 1999A, 5.20%, 10/1/19                                                                          449,610
         1,660,000    Series 1999A, 5.30%, 10/1/29                                                                        1,462,875
           110,000    Series 1999B, 5.70%, 10/1/29                                                                           96,694
           275,000   Harmony Multifamily Hsg. Rev. Refunding Series 1997A (Zedakah Fdn. Proj.) (Section 8),
                      5.80%, 9/1/13                                                                                         268,975
           545,000   Hopkins Subordinate Multifamily Hsg. Rev. Refunding Series 1996C (Auburn Apts. Proj.),
                      8.00%, 6/20/31                                                                                        550,107
                     Hopkins Multifamily Hsg. Rev. Series 1996 (Hopkins Renaissance Proj.) (Section 8):
           100,000    5.85%, 4/1/09                                                                                         100,569
           450,000    6.25%, 4/1/15                                                                                         456,489

         See accompanying notes to portfolios of investments on page 48.

SIT MINNESOTA TAX-FREE INCOME FUND
MARCH 31, 2000
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

------------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)         NAME OF ISSUER                                                                                 MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
           500,000   Hutchinson Hsg. Fac. Rev. Series 1994 (Prince of Peace Proj.), 7.375%, 10/1/12                         506,365
         3,795,000   Little Canada Multifamily Hsg. Rev. Series 1997A (Hsg. Alt. Dev. Co. Proj.), 6.10%, 12/1/17          3,509,123
         1,650,000   Maplewood Multifamily Hsg. Rev. Series 1998 (Park Edge Apts. Proj.), 6.50%, 5/1/29 (4)               1,546,017
                     Maplewood Multifamily Refunding Rev. (Village on Woodlyn Proj.):
         1,605,000    Series 1999A (GNMA collateralized), 6.75%, 7/20/30 (4)                                              1,651,368
           100,000    Subordinate Series 1999C-1, 8.00%, 11/1/30 (4)                                                         99,536
           275,000    Subordinate Series 1999C-2, 8.00%, 11/1/30 (4)                                                        273,724
                     Minneapolis Multifamily Hsg. Rev.:
           355,000    Series 1996 (Belmont Apts.), 7.25%, 11/1/16                                                           351,596
                      Series 1994 (Findley Place Townhomes Proj.) (Section 8):
            50,000      6.00%, 12/1/05 (4)                                                                                   48,275
         1,115,000      7.00%, 12/1/16 (4)                                                                                1,032,423
         1,550,000    Series 1996A (Nicollet Towers) (Section 8), 6.00%, 12/01/19                                         1,525,262
         4,190,000    Series 1998A (University Village) (GNMA collateralized), 5.30%, 8/1/23                              3,751,433
         3,220,000    Series 1998 (Riverside Plaza Proj.) (GNMA collateralized), 5.10%, 12/20/18 (4)                      2,886,408
                     MN HFA Rental Hsg. Rev.:
           175,000    Series 1993C, 6.15%, 2/1/14                                                                           175,245
           115,000    Series 1993E, 6.00%, 2/1/14                                                                           115,613
         4,005,000    Series 1998A, 5.375%, 8/1/28                                                                        3,595,569
           815,000   Minnetonka Hsg. Fac. Rev. Series 1994 (Beacon Hill Housing Proj.), 7.00%, 6/1/04                       826,312
           495,000   Minnetonka Multifamily Hsg. Rev. Refunding Subordinate Series 1994C (Brier Creek Proj.),
                      8.00%, 12/20/16                                                                                       505,959
                     Minnetonka Multifamily Hsg. Rev. Refunding Series 1999A (GNMA collateralized) (Archer
                     Heights Apts. Proj.):
           540,000    5.10%, 7/20/13 (4)                                                                                    507,627
           975,000    5.20%, 1/20/18 (4)                                                                                    887,309
           210,000   Mora Multifamily Rev. Refunding Hsg. Alternatives Partnership Series 1995, 6.50%, 6/1/02               209,183
                     New Ulm Multifamily Rev. Series 1999 (HADC Ridgeway Proj.):
            95,000    5.35%, 12/1/08                                                                                         89,603
           100,000    5.40%, 12/1/09                                                                                         94,308
           105,000    5.50%, 12/1/10                                                                                         98,692
           110,000    5.60%, 12/1/11                                                                                        102,918
           650,000    6.125%, 12/1/19                                                                                       593,866
                     Plymouth Multifamily Hsg. Rev. Refunding Series 1996A (Fox Forest Apts. Proj.) (GNMA
                      collateralized):
           750,000      Series 1996A, 8.05%, 6/20/31                                                                        832,688
           685,000      Series 1996C, 8.00%, 6/20/31                                                                        691,418
           960,000   Robbinsdale Multifamily Hsg. Rev. Series 1996A (Copperfield Hill Proj.),  7.20%, 12/1/16               931,824
                     Roseville Hsg. Fac. Rev. Refunding Bonds Series 1998 (College Properties Inc. Proj.):
         2,820,000    5.60%, 10/1/13                                                                                      2,444,376
           400,000    5.625%, 10/1/18                                                                                       328,200
           325,000   Sandstone Econ. Dev. Auth. Hsg. & Dev. Rev. Series 1994A (Family Apts. Proj.), 8.00%, 1/1/12           339,004
         1,500,000   St. Anthony Hsg. Dev. Rev. Refunding (Autumn Woods Proj.) (Asset Gty. insured), 6.875%, 7/1/22       1,561,695
           500,000   St. Cloud Hsg. & Redev. Auth. Hsg. Rev. Refunding Series 1998 (Northway Manor Apts. Section 8
                      Assisted Proj.), 5.15%, 12/1/14                                                                       467,215

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
------------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)         NAME OF ISSUER                                                                                 MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
                     St. Cloud Hsg. & Redev. Auth. Multifamily Hsg. Rev.:
         1,050,000    Series 1993 (Germain Towers Proj.) (Section 8), 5.90%, 9/1/20                                       1,016,096
                      Series 1999A (Parkview Terrace Apts. Proj.) (Section 8):
           249,000      5.00%, 6/1/09                                                                                       235,479
           929,000      5.50%, 6/1/18                                                                                       847,304
                     St. Louis Park Multifamily Hsg. Rev. Refunding:
           650,000    Series 1995 (FHA insured) (Knollwood Cmty. Hsg. Proj.), 6.15%, 12/1/16                                659,445
           500,000    Series 1998A (Park Ridge Apts. Proj.) (GNMA collateralized), 5.25%, 11/1/20                           448,905
                     St. Paul Hsg. & Redev. Auth. Multifamily Refunding Rev.:
           500,000    Series 1992 (Point of St. Paul Proj.)(FNMA backed), 6.60%, 10/1/12                                    516,840
           200,000    Series 1995 (Sun Cliffe Apts. Proj.)(GNMA collateralized), 5.875%, 7/1/15                             198,094
         1,148,944    Series 1998 (Superior Street Cottages Proj.), Lyngblomsten, Inc., 6.00%, 3/15/24                    1,031,005
                     St. Paul Port Authority Multifamily Hsg. Refunding (Jackson Towers Apts. Proj.):
         3,400,000    Senior Series 1998-1A (GNMA collateralized), 6.95%, 4/20/33                                         3,674,924
           408,000    Subordinate Series 1998-1B, 8.00%, 4/20/33                                                            383,369
         2,000,000   Virginia Hsg. & Redev. Auth. Governmental Hsg. Rev. Refunding Series 1998A
                      (Laurentian Manor Proj.), 5.75%, 5/1/32                                                             1,801,220
           990,000   Washington Co. Hsg. & Redev. Auth. Multifamily Hsg. Rev. Refunding Series 1994
                      (White Bear Lake Transitional Hsg. Proj.), 6.625%, 8/1/24                                           1,008,543
           755,000   Washington Co. Hsg. & Redev. Auth. Governmental Hsg. Rev. Refunding Series 1999A (Briar Pond
                      Apts. Proj.) (GNMA collateralized), 5.50%, 2/20/14                                                    693,928
                                                                                                                       -------------
                                                                                                                         64,807,008
                                                                                                                       -------------
   MUNICIPAL LEASE (2.0%)
           585,000   Burnsville Solid Waste Rev. Series 1990 (Freeway Transfer Inc. Proj.), 9.00%, 4/1/10 (4)               603,661
           125,000   Hennepin Co. Hsg. & Redev. Auth. Rev. Series 1993A (Community Provider Program), 5.70%, 8/1/13         125,176
           655,000   Hibbing Econ. Dev. Auth. Public Proj. Rev. Series 1997 (Hibbing Lease Obligations Proj.),
                       6.10%, 2/1/08                                                                                        661,851
           100,000   Rice Co. Certificates of Participation Series 1996A, 5.85%, 12/1/14                                    101,722
           400,000   St. Cloud Certificates of Participation Series 1997, 5.90%, 12/1/17                                    392,400
         1,649,427   St. Paul Lease Series 1998 (City Hall Annex Building), 5.71%, 10/1/18                                1,583,615
                                                                                                                       -------------
                                                                                                                          3,468,425
                                                                                                                       -------------
   PUBLIC FACILITIES (1.0%)
           480,000   Eagan Ice Arena Gross Rev. Series 1998B, 5.50%, 4/1/19                                                 435,830
         1,245,000   St. Paul Recreational Fac. Gross Rev. Series 1996D, 5.875%, 6/1/18                                   1,261,247
                                                                                                                       -------------
                                                                                                                          1,697,077
                                                                                                                       -------------
   SINGLE FAMILY MORTGAGE (9.5%)
                     Dakota County Hsg. & Redev. Auth. Single Family Mtg. Rev.:
           430,000    Series 1994A (FNMA backed), 6.70%, 10/1/09 (4)                                                        439,043
           380,000    Series 1995 (FNMA & GNMA backed), 6.25%, 10/1/09 (4)                                                  383,853
           210,000   Dakota/Wash./Stearns Cos. Hsg. & Redev. Auth. Single Family Rev. Refunding
                      Series 1994A (FNMA backed), 6.50%, 9/1/10 (4)                                                         213,482
           820,000   Minneapolis Redev. Mtg. Rev. Series 1987A  (Riverplace Proj.) (LOC Bk. of Tokyo),
                      7.10%, 1/1/20                                                                                         821,099

         See accompanying notes to portfolios of investments on page 48.

SIT MINNESOTA TAX-FREE INCOME FUND
MARCH 31, 2000
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

------------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)         NAME OF ISSUER                                                                                 MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
         2,100,000   Minneapolis Residual Interest Mtg. Rev. Series 1995 Convertible Capital Appreciation Bonds,
                      Zero Coupon, 7.00% Effective Yield on Purchase Date, 10/1/12                                          923,538
           460,000   Minneapolis Single Family Mtg. Rev. Series 1995V (FNMA & GNMA backed), 6.25%, 4/1/22                   463,280
             5,000   Minneapolis/ St. Paul Hsg. Fin. Bd. Single Family Mtg. Rev. Series 1989A (GNMA backed),
                      7.65%, 12/1/00 (4)                                                                                      5,033
                     MN HFA Single Family Mtg. Rev.:
           165,000    Series 1991A, 7.05%, 7/1/22 (4)                                                                       167,477
         1,050,000    Series 1991A, 7.45%, 7/1/22 (4)                                                                     1,074,097
         1,515,000    Series 1992B-1, 6.75%, 1/1/26 (4)                                                                   1,539,937
           385,000    Series 1992E, 6.85%, 1/1/24 (4)                                                                       392,881
           955,000    Series 1992F, 6.75%, 7/1/12 (4)                                                                       966,298
         1,020,000    Series 1994F, 6.30%, 7/1/25                                                                         1,041,032
            40,000    Series 1994G, 5.875%, 7/1/15 (4)                                                                       40,540
            65,000    Series 1994K, 5.90%, 1/1/07                                                                            67,172
           410,000    Series 1994L, 6.70%, 7/1/20 (4)                                                                       423,612
         1,870,000    Series 1997D, 5.85%, 7/1/19, (4)                                                                    1,863,810
         2,450,000    Series 1998C, 5.25%, 1/1/17                                                                         2,334,335
           800,000    Series 1998F-1, 5.45%, 1/1/17                                                                         797,840
           850,000    Series 1999B, 5.25%, 1/1/20                                                                           798,226
         1,010,818   Moorhead Single Family Mtg. Rev. Refunding Series 1992B, 7.00%, 8/1/11                               1,039,768
           225,000   St. Paul Hsg. & Redev. Auth. Single Family Mtg. Rev. Refunding Series 1995 (FNMA backed),
                      6.00%, 9/1/10                                                                                         233,746
           966,042   St. Paul Residual Interest Rev. Series 1995 Convertible Capital Appreciation
                      Bonds, Zero Coupon, 7.23% Effective Yield on Purchase Date, 9/1/11                                    439,192
                                                                                                                       -------------
                                                                                                                         16,469,291
                                                                                                                       -------------
   UTILITY (0.2%)
           400,000   Southern MN Muni. Power Agy. Pwr. Supply Sys. Rev. Refunding Series 1986A, 5.00%, 1/1/16               360,704
                                                                                                                       -------------

   OTHER REVENUE BONDS (6.0%)
                     Columbia Heights Commercial Dev. Refunding Rev. Series 1999 (Columbia Park Properties -
                      Medical Clinic Proj.):
           150,000      5.00%, 12/1/06                                                                                      139,782
           235,000      5.10%, 12/1/07                                                                                      217,232
           250,000      5.15%, 12/1/08                                                                                      232,550
         1,750,000      5.60%, 12/1/15                                                                                    1,471,207
           600,000   Commissioner of Iron Range Resources and Rehabilitation Gross Rev.
                      Series 1996 (Giants Ridge Rec. Area Proj.), 7.25%, 10/1/11                                            622,866
                     Minneapolis Cmty. Dev. Agy. Ltd. Tax Common Bond Fund:
           100,000    Series 1993-5 (Winslow Printing), 6.125%, 12/1/06 (4)                                                  99,596
           170,000    Series 1997-1 (Halper Corrugated Box Mfg. Co.), 5.90%, 6/1/07 (4)                                     174,434
           640,000    Series 1995-1 (Microtron, Inc.), 6.625%, 12/1/09 (4)                                                  669,837
         1,310,000    Series 1995-1 (Microtron, Inc.), 7.25%, 12/1/15 (4)                                                 1,379,640

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
------------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)         NAME OF ISSUER                                                                                 MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
           500,000    Series 1999-1A (Discount Steel), 5.25%, 6/1/19 (4)                                                    454,935
         1,250,000   Minneapolis Public Hsg. Auth. Series 1997 (General Credit Energy Savings Proj.), 6.00%, 7/1/08       1,235,487
           200,000   Renville Gross Rev. Golf Course Bond Series 1997, 6.50%, 2/1/19                                        197,204
           300,000   Scott Co. Hsg. & Redev. Auth. Ltd. Special Benefits Tax Series 1997B (River City Centre Proj.),
                      (AMBAC insured), 5.45%, 2/1/20                                                                        293,223
         2,745,000   St. Paul Hsg. & Redev. Sales Tax Rev. Refunding Series 1996 (FSA insured)
                      (Civic Center Proj.), 7.10%, 11/1/23                                                                3,163,146
                                                                                                                       -------------
                                                                                                                         10,351,139
                                                                                                                       -------------

Total municipal bonds (cost:  $161,013,132)                                                                             151,026,392
                                                                                                                       -------------

CLOSED-END MUTUAL FUNDS (2.1%) (2)
           171,900   Minnesota Municipal Term Trust 2001                                                                  1,708,256
           103,500   Minnesota Municipal Term Trust II 2003                                                                 989,719
            72,200   Voyageur Minnesota Municipal Income Fund II                                                            897,988
                                                                                                                       -------------

Total Closed-End Mutual Funds (cost:  $4,028,785)                                                                         3,595,963
                                                                                                                       -------------

SHORT-TERM SECURITIES (9.9%) (2)
         7,256,131   Federated Minnesota Municipal Cash Fund, 3.64%                                                       7,256,131
         8,000,000   Hennepin Co. G.O. Series 1997C, variable rate, 12/1/10                                               8,000,000
         1,900,000   St. Cloud Hlth. Care Fac Rev. Series 1997A (St. Cloud Hosp. Proj.)
                      (LOC - Rabobank Nederland), variable rate, 7/1/27                                                   1,900,000
                                                                                                                       -------------
                                                                                                                         17,156,131
                                                                                                                       -------------
Total Short-Term Securities (cost: $17,156,131)

Total investments in securities (cost: $182,198,048) (7)                                                               $171,778,486
                                                                                                                       =============

         See accompanying notes to portfolios of investments on page 48.

[PHOTO]   SIT BOND FUND
          YEAR ENDED MARCH 31, 2000
          ----------------------------------------------------------------------
          MICHAEL C. BRILLEY, SENIOR PORTFOLIO MANAGER
          BRYCE A. DOTY, CFA, SENIOR PORTFOLIO MANAGER

   The Sit Bond Fund provided investors a +0.9% return for the past 12 months. The 12-month return for the Lipper Intermediate Investment Grade Bond Fund universe average and the Lehman Aggregate Bond Index was +1.0% and 1.9%, respectively. For the period since its inception, the Fund's return ranked in the top 25% of its Lipper universe (out of 102 funds).
   The U.S. Treasury yield curve inverted over the past 12 months. Specifically, the yield of 2-year maturity U.S. Treasuries rose 1.51% to 6.48%, while 30-year maturity U.S. Treasury yields rose only 0.22% to 5.84% on March 31st.
   The rise in interest rates slowed the rate of prepayments in the mortgage pass-through sector, which raised the yield that the Fund earned on its mortgage holdings. As a result, mortgage pass-through holdings provided the highest source of return in the Fund over the past 12 months. Conversely, the rise in bond yields caused prices to decline in the Fund's longer duration collateralized mortgage obligation, corporate, and asset-backed holdings.
   Activity in the Fund involved two significant sector shifts over the past 12 months. Early in the period, the Fund reduced corporates along with a smaller reduction in asset- and mortgage-backed securities. This more conservative positioning was due to expected weakness in most sectors because of Y2K concerns and expectations of a flight-to-quality similar to last year. September marked the end of five months of weakness for most sectors. We believe that investor anticipation of illiquidity at year-end caused many sectors to underperform prematurely. The Fund, then, reversed its sector shift by selectively purchasing corporate and asset-backed securities in order to beat the anticipated rush of pent-up demand in these sectors.
   The inversion of the Treasury yield curve was accelerated by the U.S. Department's decision to purchase long-term Treasuries to reduce debt. As a result, the shift in U.S. Treasury yields has decoupled from yield shifts in other sectors, which we think provides an opportunity for the Fund. More simply put, investment-grade corporate and asset-backed securities, which are currently yielding 7.50% to 8.25%, respectively, look attractively valued relative to long-term Treasury securities yielding less than 6.00%. The Fund's duration is slightly shorter than its benchmark, reflecting our expectations for slightly rising inflation and for the Federal Reserve to continue raising short-term rates until economic growth slows to a sustainable rate.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The investment objective of the Fund is to maximize total return, consistent with preservation of capital. The Fund pursues this objective by investing in a diversified portfolio of fixed-income securities.

     The fund will pursue its objective by investing in a diversified portfolio or fixed-income securities which include, but are not limited to, the following:
U.S. government securities; corporate debt securities; corporate commercial paper; mortgage and other asset-backed securities.


                                PORTFOLIO SUMMARY

                 Net Asset Value  3/31/00:   $ 9.43 Per Share
                                  3/31/99:   $ 9.95 Per Share
                         Total Net Assets:   $12.2 Million
                         30-day SEC Yield:     7.01%
               12-Month Distribution Rate:     6.07%
                         Average Maturity:    16.9 Years
                       Effective Duration:     4.7 Years(1)

(1) Effective duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1.0%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Effective duration is based on current interest rates and the Adviser's assumptions regarding the expected average life of individual securities held in the portfolio.


                               PORTFOLIO STRUCTURE
                             (% OF TOTAL NET ASSETS)

                           Corporate Bonds & Notes   34.2
                             Mortgage Pass Through   24.5
                           Asset-Backed Securities   16.5
                                     U.S. Treasury   11.1
                           Closed-End Mutual Funds    4.4
               Collateralized Mortgage Obligations    4.1
                                    Federal Agency    2.2
                           Cash & Other Net Assets    3.0

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                          AVERAGE ANNUAL TOTAL RETURNS*

                                                 LIPPER INTER.
                        SIT          LEHMAN       INVESTMENT
                       BOND        AGGREGATE      GRADE BOND
                       FUND       BOND INDEX       FUND AVG.
                      ------      ----------     -------------

3 Month**              1.29%         2.21%           1.78%
1 Year                 0.93          1.87            0.99
3 Year                 5.73          6.70            5.73
5 Year                 6.57          7.14            6.27
Inception              5.68          6.01            5.18
   (12/1/93)


                            CUMULATIVE TOTAL RETURNS*

                                                 LIPPER INTER.
                        SIT          LEHMAN       INVESTMENT
                       BOND        AGGREGATE      GRADE BOND
                       FUND       BOND INDEX       FUND AVG.
                      ------      ----------     -------------

1 Year                 0.93%         1.87%           0.99%
3 Year                18.19         21.49           18.18
5 Year                37.49         41.20           35.51
Inception             41.93         44.78           37.73
   (12/1/93)


*AS OF 3/31/00.                                                **NOT ANNUALIZED.




--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN AGGREGATE BOND INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (12/1/93) and held until 3/31/00 would have grown to $14,193 in the Fund or $14,478 in the Lehman Aggregate Bond Index assuming reinvestment of all dividends and capital gains.


                                 QUALITY RATINGS
                             (% OF TOTAL NET ASSETS)

                                                         LOWER OF MOODY'S
                                                        OR S&P RATING USED.

                                   [PIE CHART]

                        Cash & Other Net Assets    3.0%
                                U.S. Government   11.1%
            Government Agency Backed Securities   26.7%
                                            AAA   20.8%
                                             AA    2.1%
                                              A   18.5%
                                            BBB   17.8%

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SIT BOND FUND
MARCH 31, 2000
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------
Quantity ($)     Name of Issuer                                  Market Value(1)
--------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (11.1%) (2)
      1,300,000  U.S. Treasury Strip, zero coupon,
                   6.43% effective yield, 11/15/09                     $707,980
                 U.S.Treasury Inflation Index Bond:
        532,355    3.375%, 1/15/07   *                                  512,706
        128,128    3.875%, 4/15/29   *                                  127,050
                                                                   -------------

Total U.S. government securities                                      1,347,736
                                                                   -------------
   (cost:  $1,316,985)

ASSET-BACKED SECURITIES (16.5%) (2)
                 Advanta Mortgage Loan Trust:
        200,000    1995-3 A5, 7.37%, 2/25/27                            197,982
        250,000    1996-1 A7, 7.07%, 3/25/27                            243,530
        200,000  Conseco Home Equity Loan
                   Series 1999-F A3, 6.97%, 10/15/30                    197,482
        500,000  Conseco Mfg. Housing Series
                   2000-1 A5, 8.06%, 5/1/31                             516,050
        249,998  ContiMortgage Home Equity Loan Trust
                   Series 1996-1 A7, 7.00%, 3/15/27                     240,573
        100,000  EQCC Home Equity Loan Trust
                   Series 1996-1 A5, 6.93%, 3/15/27 94,771
                 Green Tree Financial Corp.:
         75,000    1995-5 A6, 7.25%, 9/15/26                             73,838
         75,000    1997-4 A6, 7.03%, 2/15/29                             73,125
        200,000    1999-1 A5, 6.11%, 9/1/23                             178,400
        125,000    1999-E A3, 7.18%, 6/15/15                            124,670
         75,000  Money Store Home Equity Mortgage,
                   7.265%, 7/15/38                                       73,626
                                                                   -------------

Total asset-backed securities                                         2,014,047
                                                                   -------------
   (cost:  $2,033,596)

COLLATERALIZED MORTGAGE OBLIGATIONS (4.1%) (2)
        175,563  PNC Mortgage Securities Corp.
                   Series 1998-6 4A, 6.75%, 8/25/13                     169,796
        350,000  Norwest Asset Securities Corp.
                   Series 1998-19  2A12, 6.75%, 7/25/28                 329,423
                                                                   -------------

Total collateralized mortgage obligations                               499,219
                                                                   -------------
   (cost:  $521,758)

CORPORATE BONDS & NOTES (34.2%) (2)
        300,000  Allstate Finance, 7.83%, 12/1/45                       261,000


--------------------------------------------------------------------------------
Quantity ($)     Name of Issuer                                  Market Value(1)
--------------------------------------------------------------------------------
                 American Airlines:
         75,000    1999-1 A2, 7.024%, 10/15/09                           73,406
         75,000    1999-1 B, 7.324%, 10/15/09                            74,173
        250,000  Bank America, 8.25%, 4/15/27                           241,562
                 Bradley Operating LP:
         50,000    7.00%, 11/15/04                                       47,000
        150,000    8.875%, 3/15/06                                      151,500
        100,000  Burlington North Santa Fe,
                   Series 1999-2, 7.57%, 1/2/21                          99,614
        200,000  CIT Group, Inc., 7.125%, 10/15/04                      197,750
                 Continental Airlines:
        141,962    1997-1A, 7.461%, 4/1/15                              138,419
         99,721    1999-1B, 6.795%, 8/2/18                               92,591
         97,389    1999-1A, 6.545%, 2/2/19                               89,255
        100,000  First Hawaiian Cap., 8.343%, 7/1/27                     94,625
                 First Industrial LP:
        250,000    7.00%, 12/1/06                                       236,875
        150,000    7.15%, 5/15/27                                       146,812
        200,000  Ford Motor Credit Corp., 5.75%, 2/23/04                188,000
        200,000  Franchise Fin. Corp., 8.25%, 10/30/03                  198,500
        200,000  Household Fin. Corp., 7.875%, 3/1/07                   203,000
        125,000  May Department Stores, 9.875%, 6/15/21                 132,812
        600,000  Pentair, Inc., 7.85%, 10/15/09                         597,750
         11,000  Ryder System, Inc., 8.75%, 3/15/17                      11,014
        400,000  Security Capital Group, 7.75%, 11/15/03                390,000
         50,000  Union Carbide Corp., 8.75%, 8/1/22                      50,500
        316,079  Union Tank Car Co., 6.57%, 1/2/14                      294,374
        150,000  Whirlpool Corp., 9.00%, 3/1/03                         154,687
                                                                   -------------

Total corporate bonds & notes                                         4,165,219
                                                                   -------------
   (cost:  $4,235,925)

FEDERAL AGENCY (2.2%) (2)
        600,000  FNMA, zero coupon, 7.23% eff. yield, 6/1/17            180,474
        300,000  Resolution Funding Corp., zero coupon,
                   6.75% effective yield, 10/15/19                       86,094
                                                                   -------------

Total federal agency                                                    266,568
                                                                   -------------
   (cost:  $259,424)

MORTGAGE PASS-THROUGH SECURITIES (24.5%) (2)(3)
                 Federal Home Loan Mortgage Corporation:
        172,528    9.00%, 12/1/17                                       178,347
         23,830    10.25%, 9/1/09                                        25,509
         28,237    10.75%, 3/1/11                                        30,543

46
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--------------------------------------------------------------------------------
Quantity ($)     Name of Issuer                                  Market Value(1)
--------------------------------------------------------------------------------

                 Federal National Mortgage Association:
        213,197    9.00%, 12/1/19                                       219,476
        195,006    9.75%, 1/1/13                                        210,851
        182,002    10.25%, 8/15/13                                      198,779
         66,188    11.00%, 11/1/20                                       72,115
                 Government National Mortgage Association:
          4,688    8.75%, 11/15/01                                        4,752
         42,308    9.00%, 10/15/06                                       44,381
         51,632    9.00%, 9/15/08                                        53,315
         78,989    9.00%, 4/15/09                                        81,550
         52,980    9.00%, 4/15/09                                        54,702
         96,676    9.00%, 4/15/09                                        99,822
          5,542    9.00%, 8/15/11                                         5,764
        121,280    9.00%, 01/15/17                                      128,254
         41,353    9.00%, 8/20/19                                        42,266
         88,663    9.00%, 12/15/19                                       91,754
         36,879    9.00%, 6/20/21                                        37,692
         47,956    9.00%, 12/20/21                                       49,015
          7,077    9.25%, 5/15/01                                         7,380
         45,719    9.25%, 5/15/10                                        47,559
          8,492    9.50%, 3/15/03                                         8,915
         63,355    9.50%, 11/15/05                                       66,285
         60,367    9.50%, 12/15/09                                       63,203
         43,815    9.50%, 2/15/11                                        45,626
         99,518    9.50%, 5/20/16                                       102,773
        161,392    9.50%, 12/15/17                                      169,917
         56,133    9.50%, 5/20/18                                        57,958
        201,841    9.50%, 7/20/18                                       208,409
        106,486    9.50%, 7/20/18                                       109,949
         68,440    9.50%, 9/20/18                                        70,662
        125,006    9.50%, 12/15/19                                      130,996
          9,464    9.50%, 4/15/20                                         9,880
         14,512    9.50%, 9/15/20                                        15,145
         24,355    9.50%, 11/15/21                                       25,597
          1,821    9.75%, 8/15/02                                         1,914
         15,699    10.00%, 8/15/02                                       16,523
         44,208    10.00%, 6/15/19                                       46,994
          3,804    10.25%, 4/15/01                                        3,967
          2,640    10.25%, 4/15/01                                        2,753
          2,231    10.50%, 7/15/00                                        2,239
          8,013    10.75%, 1/15/01                                        8,276
          3,213    11.25%, 10/15/00                                       3,224

--------------------------------------------------------------------------------
Quantity ($)     Name of Issuer                                  Market Value(1)
--------------------------------------------------------------------------------
          1,945    11.75%, 7/15/00                                        1,952
          5,473    11.75%, 7/15/01                                        5,709
                 Municipal (GNMA collateralized):
         90,000    Aurora, CO, Multifamily Series 1999A
                      6.75%, 7/1/01                                      89,491
         24,000    Bernalillo Multifamily Series 1998A,
                      7.50%,  9/20/20                                    23,266
                                                                   -------------

Total mortgage pass-through securities                                2,975,449
                                                                   -------------
   (cost:  $3,031,428)

CLOSED-END MUTUAL FUNDS (4.4%) (2)
          7,788  American Select Portfolio                               86,642
         10,145  American Strategic Income Portfolio (I)                109,059
         23,394  American Strategic Income Portfolio (II)               255,872
          7,672  American Strategic Income Portfolio (III)               79,597
                                                                   -------------


Total closed-end mutual funds                                           531,170
                                                                   -------------
   (cost:  $556,819)

SHORT-TERM SECURITIES (1.8%) (2)
          5,967  Dreyfus Gov't Cash Mgmt. Fund, 5.22%                     5,967
        200,000  Fed. Home Loan Bank, 6.03%, 4/3/00                     199,933
          9,000  Sit Money Market Fund, 5.64% (6)                         9,000
                                                                   -------------

Total short-term securities                                             214,900
                                                                   -------------
   (cost:  $214,900)

Total investments in securities
   (cost:  $12,170,835)  (7)                                        $12,014,308
                                                                   =============

* U.S. Treasury inflation-protection securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.



         See accompanying notes to portfolios of investments on page 48.

SIT MUTUAL FUNDS
MARCH 31, 2000
--------------------------------------------------------------------------------
NOTES TO PORTFOLIOS OF INVESTMENTS


(1) Securities are valued by procedures described in note 1 to the financial statements.

(2)    Percentage figures indicate percentage of total net assets.

(3) At March 31, 2000, 19.1% of net assets in the U.S. Government Securities Fund and 3.3% of net assets in the Bond Fund was invested in GNMA mobile home pass-through securities.

(4) Securities the income from which is treated as a tax preference that is included in alternative minimum taxable income for purposes of computing federal alternative minimum tax (AMT). At March 31, 2000, approximately 14.4% of net assets in the Minnesota Tax-Free Income Fund was invested in such securities.

(5) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under the guidelines established by the Board of Directors.

(6) This security represents an investment in an affiliated party. See note 3 to the accompanying financial statements.

(7) At March 31, 2000 the cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation based on that cost were as follows:

                                                                            U.S.
                                                            MONEY        GOVERNMENT
                                                            MARKET       SECURITIES          BOND
                                                             FUND           FUND             FUND
                                                         ------------   -------------    -------------
Cost for federal income tax purposes .................   $156,411,574   $ 138,013,393    $  12,219,879
                                                         ============   =============    =============

Unrealized appreciation (depreciation) on investments:
       Gross unrealized appreciation .................             --   $     403,296    $      87,844
       Gross unrealized depreciation .................             --      (2,865,554)        (293,415)
                                                         ------------   -------------    -------------


Net unrealized appreciation (depreciation) ...........             --   ($  2,462,258)   ($    205,571)
                                                         ============   =============    =============

                                                                            MINNESOTA
                                                            TAX-FREE         TAX-FREE
                                                             INCOME           INCOME
                                                              FUND             FUND
                                                         -------------    -------------
Cost for federal income tax purposes                     $ 607,960,344    $ 182,199,099
                                                         =============    =============

Unrealized appreciation (depreciation) on investments:
       Gross unrealized appreciation                     $   2,664,710    $     772,795
       Gross unrealized depreciation                       (40,566,540)     (11,193,408)
                                                         -------------    -------------


Net unrealized appreciation (depreciation)               ($ 37,901,830)   ($ 10,420,613)
                                                         =============    =============

SIT MUTUAL FUNDS
MARCH 31, 2000
--------------------------------------------------------------------------[LOGO]
STATEMENTS OF ASSETS AND LIABILITIES


                                                     U.S.                                       MINNESOTA
                                       MONEY       GOVERNMENT                     TAX-FREE       TAX-FREE
                                       MARKET      SECURITIES         BOND         INCOME         INCOME
ASSETS                                  FUND          FUND            FUND          FUND           FUND
                                    ------------   ------------   ------------   ------------   ------------
Investments in securities, at
    identified cost .............   $156,411,574   $137,599,631   $ 12,170,835   $607,937,474   $182,198,047
                                    ============   ============   ============   ============   ============

Investments in securities, at
    market value - see
    accompanying schedules for
    detail ......................   $156,411,574   $135,551,135   $ 12,014,308   $570,058,514   $171,778,486
Cash in bank on demand
    deposit .....................      2,181,029          1,745          2,495          3,000             --
Accrued interest
    receivable ..................             --      1,030,906        156,860      9,321,070      3,009,249
Receivable for investment
    securities sold .............             --             --             --      3,915,047        114,336
Receivable for principal
    paydowns ....................             --        128,475             --             --             --
Other
    receivables .................             --             --             --             --          1,760
Receivable for Fund shares
    sold ........................      1,426,060         50,528             36        856,534        581,427
                                    ------------   ------------   ------------   ------------   ------------

          Total assets ..........    160,018,663    136,762,789     12,173,699    584,154,165    175,485,258
                                    ------------   ------------   ------------   ------------   ------------


LIABILITIES
Payable for investment securities
    purchased ...................             --             --             --             --      1,052,302
Payable for Fund shares
    redeemed ....................      8,663,841        781,956            684        884,745      1,275,078
Cash portion of dividends
    payable to shareholders .....        388,889         44,301          2,457        353,784        140,771
Other
    payables ....................             --          2,880            482          8,721             --
Accrued investment management
    and advisory services fee ...         68,943         93,080          8,097        358,131        111,728
                                    ------------   ------------   ------------   ------------   ------------

          Total liabilities .....      9,121,673        922,217         11,720      1,605,381      2,579,879
                                    ------------   ------------   ------------   ------------   ------------

Net assets applicable to
    outstanding capital stock ...   $150,896,990   $135,840,572   $ 12,161,979   $582,548,784   $172,905,379
                                    ============   ============   ============   ============   ============

    Capital Stock Par ...........   $      0.001   $       0.01   $      0.001   $      0.001   $      0.001

    Authorized shares (000's) ...     10,000,000     10,000,000     10,000,000     10,000,000     10,000,000
    Outstanding shares ..........    150,900,014     13,287,932      1,289,296     60,873,928     17,773,508
                                    ============   ============   ============   ============   ============

Net asset value per share of
    outstanding capital stock ...   $       1.00   $      10.22   $       9.43   $       9.57   $       9.73
                                    ============   ============   ============   ============   ============


                See accompanying notes to financial statements on pages 54 - 57.

SIT MUTUAL FUNDS
MARCH 31, 2000
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS

                                                                       U.S.                                           MINNESOTA
                                                      MONEY         GOVERNMENT                       TAX-FREE         TAX-FREE
                                                      MARKET        SECURITIES         BOND           INCOME           INCOME
                                                       FUND            FUND            FUND            FUND             FUND
                                                   ------------    ------------    ------------    ------------    ------------
INVESTMENT INCOME:
     INCOME:
        Interest ...............................   $  4,880,350    $ 10,099,954    $    857,710    $ 43,820,808    $ 13,277,280
                                                   ------------    ------------    ------------    ------------    ------------
              Total income .....................      4,880,350      10,099,954         857,710      43,820,808      13,277,280
                                                   ------------    ------------    ------------    ------------    ------------

     EXPENSES (NOTE 3):
        Investment management and
           advisory services fee ...............        626,375       1,351,579         100,078       5,996,691       1,784,041
           Less fees and expenses absorbed
              by investment adviser ............       (187,726)       (100,000)             --        (749,173)             --
                                                   ------------    ------------    ------------    ------------    ------------

           Total net expenses ..................        438,649       1,251,579         100,078       5,247,519       1,784,041
                                                   ------------    ------------    ------------    ------------    ------------

           Net investment income ...............      4,441,701       8,848,375         757,632      38,573,289      11,493,239
                                                   ------------    ------------    ------------    ------------    ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
     INVESTMENTS :
        Net realized gain (loss) (note 2) ......             --      (2,997,944)       (502,006)    (10,666,334)     (3,798,169)

        Net change in unrealized appreciation
           or (depreciation) on investments ....             --      (1,549,436)       (148,558)    (55,497,204)    (15,569,670)
                                                   ------------    ------------    ------------    ------------    ------------

           Net gain (loss) on investments ......             --      (4,547,380)       (650,564)    (66,163,538)    (19,367,839)
                                                   ------------    ------------    ------------    ------------    ------------

Net increase (decrease)  in net assets resulting
     from operations ...........................   $  4,441,701    $  4,300,995    $    107,068    ($27,590,249)   ($ 7,874,600)
                                                   ============    ============    ============    ============    ============



                See accompanying notes to financial statements on pages 54 - 57.


50
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                                                                              51

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--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS



                                                                MONEY MARKET                    U.S. GOVERNMENT
                                                                    FUND                        SECURITIES FUND
                                                        ------------------------------    ------------------------------
                                                         Year ended       Year ended       Year ended       Year ended
                                                          March 31,         March 31,       March 31,        March 31,
                                                            2000             1999             2000             1999
                                                        -------------    -------------    -------------    -------------
Operations:
    Net investment income ...........................   $   4,441,701    $   2,054,939    $   8,848,375    $   6,473,904
    Net realized gain (loss) on investments .........              --               --       (2,997,944)         847,820
    Net change in unrealized appreciation
      (depreciation) of investments .................              --               --       (1,549,436)      (1,417,691)
                                                        -------------    -------------    -------------    -------------

      Net increase (decrease) in net assets resulting
         from operations ............................       4,441,701        2,054,939        4,300,995        5,904,033
                                                        -------------    -------------    -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income ...........................      (4,441,701)      (2,054,939)      (8,848,375)      (6,473,904)
    Net realized gains on investments ...............              --               --               --       (1,378,000)
                                                        -------------    -------------    -------------    -------------

      Total distributions ...........................      (4,441,701)      (2,054,939)      (8,848,375)      (7,851,904)
                                                        -------------    -------------    -------------    -------------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from shares sold .......................     698,628,894      521,895,983       54,553,405       98,796,377
    Reinvested distributions ........................       2,721,406        1,723,536        8,278,649        7,221,219
    Payments for shares redeemed ....................    (611,894,877)    (505,288,726)     (81,774,329)     (48,607,714)
                                                        -------------    -------------    -------------    -------------

      Increase (decrease) in net assets from
        capital share transactions ..................      89,455,423       18,330,793      (18,942,275)      57,409,882
                                                        -------------    -------------    -------------    -------------

        Total increase (decrease) in net assets .....      89,455,423       18,330,793      (23,489,655)      55,462,011
NET ASSETS
    Beginning of period .............................      61,441,567       43,110,774      159,330,227      103,868,216
                                                        -------------    -------------    -------------    -------------
    End of period ...................................   $ 150,896,990    $  61,441,567    $ 135,840,572    $ 159,330,227
                                                        =============    =============    =============    =============
NET ASSETS CONSIST OF:
    Capital (par value and paid-in surplus) .........   $ 150,896,990    $  61,441,567    $ 141,184,699    $ 160,126,974
    Undistributed (distributions in excess of) net
      investment income .............................              --               --            1,166               --
    Accumulated net realized gain (loss) from
      security transactions .........................              --               --       (3,296,797)        (297,687)
    Unrealized appreciation (depreciation)
      on investments ................................              --               --       (2,048,496)        (499,060)
                                                        -------------    -------------    -------------    -------------

                                                        $ 150,896,990    $  61,441,567    $ 135,840,572    $ 159,330,227
                                                        =============    =============    =============    =============

CAPITAL TRANSACTIONS IN SHARES:
    Sold ............................................     698,628,899      521,895,983        5,270,957        9,272,214
    Reinvested distributions ........................       2,721,406        1,723,536          803,761          677,811
    Redeemed ........................................    (611,894,877)    (505,288,726)      (7,943,500)      (4,561,161)
                                                        -------------    -------------    -------------    -------------

Net increase (decrease) .............................      89,455,428       18,330,793       (1,868,782)       5,388,864
                                                        =============    =============    =============    =============

--------------------------------------------------------------------------[LOGO]

               BOND                           TAX-FREE                    MINNESOTA TAX-FREE
               FUND                          INCOME FUND                      INCOME FUND
  ------------------------------    ------------------------------    ------------------------------
   YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
    MARCH 31,        MARCH 31,        MARCH 31,       MARCH 31,        MARCH 31,        MARCH 31,
      2000             1999             2000             1999             2000             1999
  -------------    -------------    -------------    -------------    -------------    -------------

  $     757,632    $     603,052    $  38,573,289    $  33,637,426    $  11,493,239    $   9,666,218
       (502,006)          92,909      (10,666,334)       1,808,557       (3,798,169)          56,447

       (148,558)        (123,900)     (55,497,204)      (2,343,717)     (15,569,670)         642,985
  -------------    -------------    -------------    -------------    -------------    -------------


        107,068          572,061      (27,590,249)      33,102,266       (7,874,600)      10,365,650
  -------------    -------------    -------------    -------------    -------------    -------------

       (757,632)        (603,052)     (38,573,289)     (33,644,852)     (11,493,239)      (9,675,296)
        (28,000)         (76,000)              --       (3,365,000)              --               --
  -------------    -------------    -------------    -------------    -------------    -------------

       (785,632)        (679,052)     (38,573,289)     (37,009,852)     (11,493,239)      (9,675,296)
  -------------    -------------    -------------    -------------    -------------    -------------

      3,453,526        3,764,226      311,825,160      615,154,811      163,224,819      214,887,144
        756,779          648,528       32,918,780       30,867,685        9,619,454        8,025,552
     (3,289,443)      (3,092,333)    (591,384,797)    (266,340,384)    (251,845,830)     (95,961,945)
  -------------    -------------    -------------    -------------    -------------    -------------


        920,862        1,320,421     (246,640,857)     379,682,112      (79,001,557)     126,950,751
  -------------    -------------    -------------    -------------    -------------    -------------

        242,298        1,213,430     (312,804,395)     375,774,526      (98,369,396)     127,641,105

     11,919,681       10,706,251      895,353,179      519,578,653      271,274,775      143,633,670
  -------------    -------------    -------------    -------------    -------------    -------------
  $  12,161,979    $  11,919,681    $ 582,548,784    $ 895,353,179    $ 172,905,379    $ 271,274,775
  =============    =============    =============    =============    =============    =============

  $  12,846,918    $  11,926,056    $ 631,163,204    $ 877,802,089    $ 187,158,887    $ 266,160,444

         (1,172)              --            8,043               --               --               --

       (527,240)           1,594      (10,743,503)         (67,154)      (3,833,947)         (35,778)

       (156,527)          (7,969)     (37,878,960)      17,618,244      (10,419,561)       5,150,109
  -------------    -------------    -------------    -------------    -------------    -------------

  $  12,161,979    $  11,919,681    $ 582,548,784    $ 895,353,179    $ 172,905,379    $ 271,274,775
  =============    =============    =============    =============    =============    =============


        356,714          373,409       31,463,068       58,814,075       16,157,253       20,329,590
         78,917           64,250        3,343,625        2,951,347          956,782          759,723
       (344,744)        (306,375)     (60,141,854)     (25,488,804)     (25,049,828)      (9,077,623)
  -------------    -------------    -------------    -------------    -------------    -------------

         90,887          131,284      (25,335,161)      36,276,618       (7,935,794)      12,011,690
  =============    =============    =============    =============    =============    =============


SIT MUTUAL FUNDS
MARCH 31, 2000
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The Sit Mutual Funds (the Funds) are 100% no-load funds, and are registered under the Investment Company Act of 1940 (as amended) as diversified (except Minnesota Tax-Free Income Fund which is non-diversified), open-end management investment companies, or series thereof. The Sit Bond Fund, Sit Minnesota Tax-Free Income Fund, and the Sit Tax-Free Income Fund are series funds of Sit Mutual Funds II, Inc. This report covers the bond funds of the Sit Mutual Funds. The investment objective for each Fund is as follows:

        FUND                            INVESTMENT OBJECTIVE
        ----                            --------------------

     Money Market        Maximum current income with the preservation of capital
                         and maintenance of liquidity.

     U.S. Government     High current income and safety of principal.
        Securities

         Bond Maximize total return, consistent with the preservation of capital.

     Tax-Free Income     High level of current income that is exempt from
                         federal income tax, consistent with the preservation of capital.

     Minnesota Tax-      High level of current income that is exempt from
      Free Income        federal regular income tax and Minnesota regular
                         personal income tax, consistent with the preservation of capital.


     Significant accounting policies followed by the Funds are summarized below:

     INVESTMENTS IN SECURITIES

     Securities maturing more than 60 days from the valuation date, with the exception of those in Money Market Fund, are valued at the market price supplied by an independent pricing vendor based on current interest rates; those securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost, which approximates market value. When market quotations are not readily available, securities are valued at fair value based on procedures determined in good faith by the Boards of Directors. Pursuant to Rule 2a-7 of the Investment Company Act of 1940, all securities in the Money Market Fund are valued at amortized cost, which approximates market value, in order to maintain a constant net asset value of $1 per share.

     Security transactions are accounted for on the date the securities are purchased or sold. Gains and losses are calculated on the identified-cost basis. Interest, including level-yield amortization of long-term bond premium and discount, is recorded on the accrual basis.

     The Minnesota Tax-Free Income Fund concentrates its investments in Minnesota, and therefore may have more credit risk related to the economic conditions in the state of Minnesota than a portfolio with broader geographical diversification.

--------------------------------------------------------------------------[LOGO]

     FEDERAL TAXES

     The Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. Also, in order to avoid the payment of any federal excise taxes, the Funds will distribute substantially all of their net investment income and net realized gains on a calendar year basis.

     Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year for net investment income or net realized gains may also differ from its ultimate characterization for tax purposes.

     Undistributed net investment income and accumulated net realized gains (losses) from the Statement of Changes in Net Assets have been increased (decreased) by current permanent book-to-tax differences resulting in reclassification of additional paid-in capital as follows:

                                   Undistributed     Accumulated      Additional
                                  net investment    net realized        paid-in
                                      income        gains (losses)      capital
                                      ------        --------------    ---------

     Tax-Free Income                   8,043           (10,015)          1,972
     U.S. Government Securities        1,166            (1,166)             --
     Bond                             (1,172)            1,172              --

     For federal income tax purposes the Minnesota Tax-Free Income, Tax-Free Income, Bond , and U.S. Government Securities Income Funds have capital loss carryovers of $3,832,896, $10,720,633, $478,130, and $2,883,035,
     respectively at March 31, 2000, which, if not offset by subsequent capital gains, will begin to expire in the years 2004 - 2008. It is unlikely the Board of Directors will authorize a distribution of any net realized gains until the available capital loss carryover is offset or expires.

     DISTRIBUTIONS

     Distributions to shareholders are recorded as of the close of business on the record date. Such distributions are payable in cash or reinvested in additional shares of the Funds' capital stock. Distributions from net investment income are declared daily and paid monthly for the Funds. Distributions from net realized gains, if any, will be made annually for each of the Funds.

     USE OF ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results. Actual results could differ from those estimates.

SIT MUTUAL FUNDS YEAR
ENDED MARCH 31, 2000
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 2 - INVESTMENT SECURITY TRANSACTIONS

     Purchases of and proceeds from sales and maturities of investment securities, other than short-term securities, for the period ended March 31, 2000, were as follows:

                                             Purchases ($)         Proceeds ($)
                                             -------------         ------------

     U.S. Government Securities Fund          147,208,186          159,189,665
     Bond Fund                                 15,930,566           14,348,285
     Tax-Free Income Fund                     164,417,087          374,353,918
     Minnesota Tax-Free Income Fund            39,722,247          122,740,595

     For Money Market Fund during the period ended March 31, 2000 purchases of and proceeds from sales and maturities of investment securities aggregated $3,395,788,992 and $3,304,160,241, respectively.


NOTE 3 - EXPENSES

     INVESTMENT ADVISER

     The Funds each have entered into an investment management agreement with Sit Investment Associates Inc. (SIA), under which SIA manages the Funds' assets and provides research, statistical and advisory services, and pays related office rental, executive expenses and executive salaries. SIA also is obligated to pay all of Money Market, U.S. Government Securities, Bond, Tax-Free Income, and Minnesota Tax Free Income Funds' expenses (excluding extraordinary expenses, stock transfer taxes, interest, brokerage commissions, and other transaction charges relating to investing activities). The fee for investment management and advisory services is based on the average daily net assets of the Funds at the annual rate of:

                                                            Average
                                                             Daily
                                                           Net Assets
                                                           ----------

     Bond Fund                                                .80%
     Tax-Free Income Fund                                     .80%
     Minnesota Tax-Free Income Fund                           .80%


                                                First              Over
                                             $50 Million        $50 Million
                                             -----------        -----------

     Money Market Fund                           .80%               .60%
     U.S. Government Securities Fund            1.00%               .80%

--------------------------------------------------------------------------[LOGO]

     For the period April 1, 1995, through December 31, 2000, the Adviser has voluntarily agreed to limit the flat monthly fee (and, thereby, all Fund expenses, except extraordinary expenses, interest, brokerage commissions and other transaction charges not payable by the Adviser) paid by the Tax-Free Income Fund to an annual rate of .70% of the Fund's average daily net assets in excess of $250 million and .60% of the Fund's average daily net assets in excess of $500 million. After December 31, 2000, this voluntary fee waiver may be discontinued by the Adviser in its sole discretion.

     For the period April 1, 1995, through December 31, 2000, the Adviser has voluntarily agreed to limit the flat monthly fee (and, thereby, all Fund expenses, except extraordinary expenses, interest, brokerage commissions and other transaction charges not payable by the Adviser) paid by the U.S. Government Securities Fund and Money Market Fund to an annual rate of .80% and .50%, respectively of the Fund's average daily net assets. After December 31, 2000, this voluntary fee waiver may be discontinued by the Adviser in its sole discretion.

     As of March 31, 2000, the Bond Fund had invested $9,000 in the Sit Money Market Fund. The terms of such transactions were identical to those of non-related entities except that, to avoid duplicate investment advisory fees, SIA remits to each Fund an amount equal to all fees otherwise due to them under their investment management agreement for the assets invested in the Sit Money Market Fund.

     TRANSACTIONS WITH AFFILIATES

     The investment adviser, affiliates of the investment adviser, directors and officers of the Funds as a whole owned the following shares as of March 31, 2000:

                                                              % Shares
                                                Shares       Outstanding
                                                ------       -----------

                   Money Market Fund          84,056,359        55.7
     U.S. Government Securities Fund             398,616         3.0
                           Bond Fund             124,148         9.6
                Tax-Free Income Fund           1,737,536         2.9
      Minnesota Tax-Free Income Fund             774,346         4.4



NOTE 4 - FINANCIAL HIGHLIGHTS

Per share data for a share of capital stock outstanding during the period and selected supplemental and ratio information for each period(s), are indicated on pages 58 through 62.

SIT MONEY MARKET FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                     Years Ended March 31,
                                                      ------------------------------------------------------------------------------
                                                              2000           1999            1998            1997           1996
====================================================================================================================================
NET ASSET VALUE:
   Beginning of period                                       $1.00          $1.00           $1.00           $1.00          $1.00
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                                      0.05           0.05            0.05            0.05           0.05
------------------------------------------------------------------------------------------------------------------------------------
Total from operations                                         0.05           0.05            0.05            0.05           0.05
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                                (0.05)         (0.05)          (0.05)          (0.05)         (0.05)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
   End of period                                             $1.00          $1.00           $1.00           $1.00          $1.00
------------------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                  5.05%          4.99%           5.29%           5.04%          5.44%
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)               $150,897        $61,442         $43,111         $32,668        $21,260

RATIOS:
   Expenses to average daily net assets                      0.50% (2)      0.50% (2)       0.50% (2)       0.50% (2)      0.50% (2)
   Net investment income to average daily net assets         5.05% (2)      4.84% (2)       5.12% (2)       4.93% (2)      5.35% (2)


---------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Total Fund expenses are contractually limited to .80% of average daily net assets for the first $50 million in Fund net assets and .60% of average daily net assets for Fund net assets exceeding $50 million. However, during the periods ended March 31, 2000, 1999, 1998, 1997, and 1996, the investment adviser voluntarily absorbed $187,726, $126,552, $98,857, $78,042, and $66,862, respectively, in expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been .71%, .80%, .80%, .80%, and .80% for each of these periods and the ratio of net investment income to average daily net assets would have been 4.84%, 4.54%, 4.82%, 4.63%, and 5.05%, respectively.

SIT U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------[LOGO]
FINANCIAL HIGHLIGHTS


                                                                                    Years Ended March 31,
                                                      ------------------------------------------------------------------------------
                                                             2000           1999            1998            1997           1996
====================================================================================================================================
NET ASSET VALUE:
   Beginning of period                                      $10.51         $10.63          $10.28          $10.47         $10.28
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                                       .59            .54             .63             .65            .70
   Net realized and unrealized gains
     (losses) on investments                                  (.29)          (.01)            .35            (.19)           .19
------------------------------------------------------------------------------------------------------------------------------------
Total from operations                                          .30            .53             .98             .46            .89
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                                 (.59)          (.54)           (.63)           (.65)          (.70)
   From realized gains                                          --           (.11)             --              --             --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                           (.59)          (.65)           (.63)           (.65)          (.70)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
   End of period                                            $10.22         $10.51          $10.63          $10.28         $10.47
------------------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                  2.92%          5.05%           9.70%           4.55%          8.87%
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)               $135,841       $159,330        $103,868         $73,394        $52,450

RATIOS:
   Expenses to average daily net assets                      0.80% (2)      0.80% (2)       0.80% (2)       0.80% (2)      0.80% (2)
   Net investment income to average daily net assets         5.66% (2)      5.06% (2)       5.93% (2)       6.30% (2)      6.72% (2)
Portfolio turnover rate (excluding short-term securities)   98.17%         86.16%          50.67%          85.21%         51.37%


---------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Total Fund expenses are contractually limited to 1.00% of average daily net assets for the first $50 million in Fund net assets and .80% of average daily net assets exceeding $50 million. However, during the periods ended March 31, 2000, 1999, 1998, 1997, and 1996, the investment adviser voluntarily absorbed $100,000, $100,000, $100,000, $99,999 and $88,625 of
     expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been .86%, .87%, .91%, .97%, and 1.00% for these periods and the ratio of net investment income to average daily net assets would have been 5.60%, 4.99%, 5.82%, 6.13%, and 6.52%, respectively.

SIT TAX-FREE INCOME FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                    Years Ended March 31,
                                                      ---------------------------------------------------------------------------
                                                             2000           1999            1998            1997           1996
=================================================================================================================================
NET ASSET VALUE:
   Beginning of period                                      $10.39         $10.41           $9.98           $9.88          $9.70
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                                       .51            .51             .54             .56            .56
   Net realized and unrealized gains
     (losses) on investments                                  (.82)           .03             .50             .10            .18
---------------------------------------------------------------------------------------------------------------------------------
Total from operations                                         (.31)           .54            1.04             .66            .74
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                                 (.51)          (.51)           (.54)           (.56)          (.56)
   From realized gains                                        ----           (.05)           (.07)           ----
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                           (.51)          (.56)           (.61)           (.56)          (.56)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
   End of period                                             $9.57         $10.39          $10.41           $9.98          $9.88
---------------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                 (2.98%)         5.30%          10.69%           6.82%          7.73%
---------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)               $582,549       $895,353        $519,579        $342,540       $279,769

RATIOS:
   Expenses to average daily net assets                      0.70% (2)      0.71% (2)       0.76% (2)       0.79% (2)      0.80%
   Net investment income to average daily net assets         5.15% (2)      4.90% (2)       5.29% (2)       5.63% (2)      5.65%
Portfolio turnover rate (excluding short-term securities)   24.72%         14.27%          21.40%          25.34%         25.50%


---------


(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Total Fund expenses are contractually limited to .80% of average daily net assets. However, during the periods ended March 31, 2000, 1999, 1998, 1997, and 1996, the investment adviser voluntarily absorbed $749,173, 621,348, $171,504, $46,819, and $15,540, in expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been .80% for these periods, and the ratio of net investment income to average daily net assets would have been 5.05%, 4.81%, 5.25%, 5.62%, and 5.65%, respectively.

SIT MINNESOTA TAX-FREE INCOME FUND
--------------------------------------------------------------------------[LOGO]
FINANCIAL HIGHLIGHTS

                                                                                    Years Ended March 31,
                                                      ---------------------------------------------------------------------------
                                                             2000           1999            1998           1997            1996
=================================================================================================================================
NET ASSET VALUE:
   Beginning of period                                      $10.55         $10.49          $10.14          $10.09          $9.96
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                                       .52            .51             .55             .57            .57
   Net realized and unrealized gains
     (losses) on investments                                  (.82)           .06             .35             .05            .13
---------------------------------------------------------------------------------------------------------------------------------
Total from operations                                         (.30)           .57             .90             .62            .70
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                                 (.52)          (.51)           (.55)           (.57)          (.57)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
   End of period                                             $9.73         $10.55          $10.49          $10.14         $10.09
---------------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                 (2.84%)         5.58%           9.07%           6.26%          7.12%
---------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)               $172,905       $271,275        $143,634         $93,976        $62,980

RATIOS:
   Expenses to average daily net assets                      0.80%          0.80%           0.80%           0.80%          0.80%
   Net investment income to average daily net assets         5.16%          4.83%           5.32%           5.56%          5.62%
Portfolio turnover rate (excluding short-term securities)   18.50%         13.67%          17.58%          17.16%         15.85%


---------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

SIT BOND FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS



                                                                                    Years Ended March 31,
                                                      ----------------------------------------------------------------------------
                                                             2000            1999            1998            1997           1996
==================================================================================================================================
NET ASSET VALUE:
   Beginning of period                                       $9.95          $10.03           $9.62           $9.83          $9.48
----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                                       .58             .54             .63             .64            .64
   Net realized and unrealized gains
     (losses) on investments                                  (.50)           (.02)            .43            (.14)           .35
----------------------------------------------------------------------------------------------------------------------------------
Total from operations                                          .08             .52            1.06             .50            .99
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                                 (.58)           (.54)           (.63)           (.64)          (.64)
   From realized gains                                        (.02)           (.06)           (.02)           (.07)           ---
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                           (.60)           (.60)           (.65)           (.71)          (.64)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
   End of period                                             $9.43           $9.95          $10.03           $9.62          $9.83
----------------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                  0.93%           5.30%          11.22%           5.21%         10.57%
----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                $12,162         $11,920         $10,706          $6,403         $5,222

RATIOS:
   Expenses to average daily net assets                      0.80%           0.80%           0.80%           0.80%          0.80%
   Net investment income to average daily net assets         6.06%           5.34%           6.31%           6.52%          6.49%
Portfolio turnover rate (excluding short-term securities)  131.67%          89.29%          76.15%         128.06%        159.45%


---------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

SIT MUTUAL FUNDS
--------------------------------------------------------------------------[LOGO]
FEDERAL INCOME TAX INFORMATION

We are required by Federal tax regulations to provide shareholders with certain information regarding dividend distributions on an annual fiscal year basis. The figures are for informational purposes only and should not be used for reporting to federal or state revenue agencies. All necessary tax information will be mailed in January each year.

                                                      LONG-TERM
                                    ORDINARY           CAPITAL
FUND AND PAYABLE DATE              INCOME (a)          GAIN (b)
----------------------------      -------------      -------------
Money Market Fund

   April 30, 1999                     $0.00370             $   --
   May 31, 1999                        0.00338                 --
   June 30, 1999                       0.00406                 --
   July 31, 1999                       0.00368                 --
   August 31, 1999                     0.00417                 --
   September 30, 1999                  0.00401                 --
   October 31, 1999                    0.00390                 --
   November 30, 1999                   0.00444                 --
   December 31, 1999                   0.00449                 --
   January 31, 2000                    0.00449                 --
   February 29, 2000                   0.00436                 --
   March 31, 2000                      0.00465                 --
                                  -------------      -------------
                                      $0.04933 (c)       $0.00000
                                  =============      =============


Bond Fund

   April 30, 1999                     $0.04840             $   --
   May 31, 1999                        0.04298                 --
   June 30, 1999                       0.05389                 --
   July 31, 1999                       0.04580                 --
   August 31, 1999                     0.04873                 --
   September 30, 1999                  0.04360                 --
   October 31, 1999                    0.04239                 --
   November 30, 1999                   0.05355                 --
   December 7, 1999                    0.00000            0.02062
   December 31, 1999                   0.05430                 --
   January 31, 2000                    0.04746                 --
   February 29, 2000                   0.05055                 --
   March 31, 2000                      0.05262                 --
                                  -------------      -------------
                                      $0.58427 (c)       $0.02062
                                  =============      =============


Minnesota Tax-Free Income Fund


   April 30, 1999                      0.04050                 --
   May 31, 1999                        0.03933                 --
   June 30, 1999                       0.04648                 --
   July 31, 1999                       0.04150                 --
   August 31, 1999                     0.04497                 --
   September 30, 1999                  0.04355                 --
   October 31, 1999                    0.04143                 --
   November 30, 1999                   0.04542                 --
   December 31, 1999                   0.04824                 --
   January 31, 2000                    0.04422                 --
   February 29, 2000                   0.04247                 --
   March 31, 2000                      0.04413                 --
                                  -------------      -------------
                                      $0.52224 (d)       $0.00000
                                  =============      =============



                                                             LONG-TERM
                                          ORDINARY            CAPITAL
 FUND AND PAYABLE DATE                   INCOME (a)           GAIN (b)
 ----------------------------------     --------------      -------------
 U.S. Government Securities Fund

    April 30, 1999                           $0.04367             $   --
    May 31, 1999                              0.04232                 --
    June 30, 1999                             0.05880                 --
    July 31, 1999                             0.04310                 --
    August 31, 1999                           0.04696                 --
    September 30, 1999                        0.04748                 --
    October 31, 1999                          0.04245                 --
    November 30, 1999                         0.05403                 --
    December 31, 1999                         0.05225                 --
    January 31, 2000                          0.04951                 --
    February 29, 2000                         0.05216                 --
    March 31, 2000                            0.05343                 --
                                        --------------      -------------
                                             $0.58616 (c)(e)    $0.00000
                                        ==============      =============


 Tax-Free Income Fund

    April 30, 1999                           $0.04105             $   --
    May 31, 1999                              0.03924                 --
    June 30, 1999                             0.04564                 --
    July 31, 1999                             0.04135                 --
    August 31, 1999                           0.04406                 --
    September 30, 1999                        0.04170                 --
    October 31, 1999                          0.04067                 --
    November 30, 1999                         0.04454                 --
    December 31, 1999                         0.04389                 --
    January 31, 2000                          0.04372                 --
    February 29, 2000                         0.04107                 --
    March 31, 2000                            0.04365                 --
                                        --------------      -------------
                                             $0.51058 (d)(e)    $0.00000
                                        ==============      =============




----------------------------------

(a) Includes distributions of short-term gains, if any, which are taxable as ordinary income.

(b)  Taxable as long-term gain (20%).

(c) Taxable as dividend income and does not qualify for deduction by corporations.

(d) 100% of dividends were derived from interest on tax-exempt securities. This portion of exempt-interest dividends is exempt from federal taxes and should not be included in shareholders' gross income. Exempt-interest dividends may be subject to state and local taxes. Each shareholder should consult a tax adviser about reporting this income for state and local tax purposes.


(e) A De Minimis portion of these dividends represents a distribution from long-term capital gains.

SIT MUTUAL FUNDS
--------------------------------------------------------------------------------
RESULTS OF SHAREHOLDER MEETING


The annual meeting of the shareholders of the Funds was held on October 26, 1999. Directors elected by the shareholders at the meeting were as follows:
Eugene C. Sit, Peter L. Mitchelson, William E. Frenzel, John E. Hulse, Sidney L. Jones, and Donald W. Phillips for all Funds and Michael C. Brilley for the Sit Bond Funds only.

The matters voted on by the shareholders of record as of August 25, 1999 and the results of the shareholders' vote at the October 26, 1999 meeting were as follows:

1.       Election of Directors:

                                                         For                    Withheld
                                                         ---                    --------
         Eugene C. Sit
                U.S. Government Securities         7,942,278                      46,800
                Money Market                      50,549,200                     138,529
                Tax-Free Income                   47,843,299                     406,167
                MN Tax-Free Income                14,695,955                      68,166
                Bond                                 983,959                       1,127

         William E. Frenzel
                U.S. Government Securities         7,923,090                      65,988
                Money Market                      50,453,644                     234,085
                Tax-Free Income                   47,769,840                     479,626
                MN Tax-Free Income                14,693,288                      70,833
                Bond                                 983,959                       1,127

         John E. Hulse
                U.S. Government Securities         7,938,497                      50,581
                Money Market                      50,549,200                     138,529
                Tax-Free Income                   47,797,621                     461,845
                MN Tax-Free Income                14,693,012                      71,109
                Bond                                 983,959                       1,127

         Sidney L. Jones
                U.S. Government Securities         7,937,809                      51,269
                Money Market                      50,548,084                     139,645
                Tax-Free Income                   47,824,024                     425,442
                MN Tax-Free Income                14,694,797                      69,324
                Bond                                 983,959                       1,127


64

                                                         For                    Withheld
                                                         ---                    --------
         Peter L. Mitchelson
                U.S. Government Securities         7,937,331                      51,747
                Money Market                      50,549,200                     138,529
                Tax-Free Income                   47,832,998                     416,469
                MN Tax-Free Income                14,695,617                      68,504
                Bond                                 983,959                       1,127

         Donald W. Phillips
                U.S. Government Securities         7,941,726                      47,352
                Money Market                      50,549,200                     138,529
                Tax-Free Income                   47,797,787                     451,679
                MN Tax-Free Income                14,695,617                      68,504
                Bond                                 983,959                       1,127

         Michael C. Brilley
                U.S. Government Securities         7,936,077                      53,001
                Money Market                      50,549,200                     138,529
                Tax-Free Income                   47,809,132                     440,334
                MN Tax-Free Income                14,694,558                      69,563
                Bond                                 983,959                       1,127

2.       Ratification of KPMG LLP as independent auditors for the Funds:

                                                  For           Against          Abstain
                                                  ---           -------          -------
         U.S. Government Securities         7,912,744            21,200           55,134
         Money Market                      50,351,799                 0          335,930
         Tax-Free Income                   47,602,709           291,933          354,824
         MN Tax-Free Income                14,628,623            27,193          108,305
         Bond                                 982,679                 0            2,407


SIT MUTUAL FUNDS
--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Sit Money Market Fund, Inc.
Sit U.S. Government Securities Fund, Inc.
Sit Mutual Funds II, Inc.:

     We have audited the accompanying statements of assets and liabilities, including the schedules of portfolios of investments, of Sit Money Market Fund, Inc., Sit U.S. Government Securities Fund, Inc., Sit Bond Fund (a series of Sit Mutual Funds II, Inc.), Sit Tax-Free Income Fund (a series of Sit Mutual Funds II, Inc.), and Sit Minnesota Tax-Free Income Fund (a series of Sit Mutual Funds II, Inc.), as of March 31, 2000; the related statements of operations for the year then ended; the statements of changes in net assets for each of the years in the two-year period then ended; and the financial highlights as presented in note 4 to the financial statements. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.
     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sit Money Market Fund, Sit U.S. Government Securities Fund, Sit Bond Fund, Sit Tax-Free Income Fund, and Sit Minnesota Tax-Free Income Fund as of March 31, 2000 and the results of their operations, the changes in their net assets, and their financial highlights for the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.




                                                     KPMG LLP

Minneapolis, Minnesota
May 12, 2000

--------------------------------------------------------------------------[LOGO]



Directors:
                         Eugene C. Sit, CFA
                         Peter L. Mitchelson, CFA
                         Michael C. Brilley
                         John E. Hulse
                         Sidney L. Jones
                         Donald W. Phillips
                         William E. Frenzel

Director Emeritus:
                         Melvin C. Bahle

Bond Funds Officers:
                         Eugene C. Sit, CFA            Chairman
                         Peter L. Mitchelson, CFA      Vice Chairman
                         Mary K. Stern, CFA            President
                         Michael C. Brilley            Senior Vice President
                         Debra A. Sit, CFA             Vice President - Investments, Assistant Treasurer
                         Bryce A. Doty, CFA(1)         Vice President - Investments
                         Paul J. Jungquist, CFA(2)     Vice President - Investments
                         Michael P. Eckert             Vice President
                         Michael J. Radmer             Secretary
                         Paul E. Rasmussen             Vice President & Treasurer
                         Carla J. Rose                 Assistant Secretary


(1)  Bond and U.S. Government Securities Funds only.
(2)  Money Market Fund only.

[LOGO]--------------------------------------------------------------------------


                         A LOOK AT THE SIT MUTUAL FUNDS

     Sit Mutual Funds are managed by Sit Investment Associates, Inc. Sit Investment Associates was founded by Eugene C. Sit in July 1981 and is dedicated to a single purpose, to be one of the premier investment management firms in the United States. Sit Investment Associates currently manages approximately $10 billion for some of America's largest corporations, foundations and endowments.

     Sit Mutual Funds are comprised of thirteen 100% NO-LOAD funds. 100% NO-LOAD means that Sit Mutual Funds have no sales charges on purchases, no deferred sales charges, no 12b-1 fees, no redemption fees and no exchange fees. Every dollar you invest goes to work for you.

     Other features include:
          *    Free telephone exchange
          *    Dollar-cost averaging through an automatic investment plan
          *    Electronic transfer for purchases and redemptions
          *    Free check writing privileges on bond funds
          *    Retirement accounts including IRAs, Keoghs and 401(k) Plans


                                   [GRAPHIC]
                              SIT FAMILY OF FUNDS


STABILITY:           INCOME:             GROWTH:            HIGH GROWTH:
SAFETY OF PRINCIPAL  INCREASED INCOME    LONG-TERM CAPITAL  LONG-TERM CAPITAL
AND CURRENT INCOME                       APPRECIATION       APPRECIATION
                                         AND INCOME


MONEY MARKET         U.S. GOVERNMENT     BALANCED           MID CAP GROWTH
                      SECURITIES         LARGE CAP GROWTH   INTERNATIONAL GROWTH
                     TAX-FREE INCOME     REGIONAL GROWTH    SMALL CAP GROWTH
                     MINNESOTA TAX-FREE                     SCIENCE AND
                      INCOME                                  TECHNOLOGY GROWTH
                     BOND                                   DEVELOPING MARKETS
                                                              GROWTH

ANNUAL REPORT
BOND FUNDS

YEAR ENDED MARCH 31, 2000


INVESTMENT ADVISER

SIT INVESTMENT ASSOCIATES, INC.
4600 NORWEST CENTER
MINNEAPOLIS, MN 55402
612-334-5888 (METRO AREA)
800-332-5580


DISTRIBUTOR

SIA SECURITIES CORP.
4600 NORWEST CENTER
MINNEAPOLIS, MN 55402
612-334-5888 (METRO AREA)
800-332-5580


CUSTODIAN

THE NORTHERN TRUST COMPANY
50 SOUTH LASALLE STREET
CHICAGO, IL 60675


TRANSFER AGENT AND
DISBURSING AGENT

PFPC INC.
P.O. BOX 5166
WESTBORO, MA 01581-5166


AUDITORS

KPMG LLP
4200 NORWEST CENTER
MINNEAPOLIS,MN 55402


LEGAL COUNSEL

DORSEY & WHITNEY LLP
220 SOUTH SIXTH STREET
MINNEAPOLIS, MN 55402

                                                                MEMBER OF
                                                                ================
                                                                100% NO-LOAD
                                                                     MUTUAL FUND
                                                                     COUNCIL
                                                                ================